As filed with the Securities and Exchange Commission on April 29, 2020

Registration Nos. 333-149540 and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	⬜
Post-Effective Amendment No. 13	☒
And
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 55	☒

FARMERS VARIABLE LIFE SEPARATE

ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor's Principal Executive Offices)

1-800-238-9671

(Depositor's Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

General Counsel and Corporate Secretary Farmers New World Life Insurance Company 3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☒immediately upon filing pursuant to paragraph (b) of Rule 485 □ on May 1, 2020 pursuant to paragraph (b) of Rule 485

⬜ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 □ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

□This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2020

Farmers EssentialLife® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

This prospectus describes Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender and insurance charges may be considerable.

Loans and Partial Surrenders — You may borrow against or withdraw money from this Policy, within limits. Loans and partial Surrenders reduce the Policy’s Death Benefit Amount Payable and its Cash Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Cash Surrender Value and you will likely have to pay a significant amount in taxes.

You may choose one of two death benefit options. The death benefit will be at least the Face Amount shown on your Policy’s specifications page, adjusted for any increases or decreases in Face Amount, and reduced by any Outstanding Loan Amount and unpaid Monthly Deductions.

Tax Risk — Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, or if you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a tax advisor to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 41 funding choices – one Fixed Account (paying at least a guaranteed minimum fixed rate of interest) and 41 Subaccounts. The Subaccounts invest in the following 40 Portfolios:

❑	American Funds Insurance Series® – Class 2 Shares

American Funds Asset Allocation Fund

American Funds Capital Income Builder® Fund

American Funds Growth Fund

American Funds Global Growth Fund

American Funds Global Growth and Income Fund

American Funds Growth—Income Fund

American Funds International Fund

❑	DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Global Small Cap VIP

DWS CROCI® International VIP

❑	DWS Variable Series II – Class A Shares

DWS CROCI® U.S. VIP

DWS High Income VIP

DWS Government Money Market VIP

❑	BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

❑	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
❑	Fidelity® Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity® VIP Growth Portfolio

Fidelity® VIP Index 500 Portfolio

Fidelity® VIP Mid Cap Portfolio

❑	Fidelity® VIP Freedom Funds – Service Class 2 Shares

Fidelity® VIP Freedom 2005 Portfolio

Fidelity® VIP Freedom 2010 Portfolio

Fidelity® VIP Freedom 2015 Portfolio

Fidelity® VIP Freedom 2020 Portfolio

Fidelity® VIP Freedom 2025 Portfolio

Fidelity® VIP Freedom 2030 Portfolio

Fidelity® VIP Freedom Income Portfolio

❑	Fidelity® VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity® VIP FundsManager 20% Portfolio

Fidelity® VIP FundsManager 50% Portfolio

Fidelity® VIP FundsManager 70% Portfolio

Fidelity® VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products (“VIP”) Trust – Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund

Franklin Small Cap Value VIP Fund

❑	Janus Aspen Series

Janus Henderson Balanced Portfolio (Service Class Shares)

Janus Henderson Forty Portfolio (Institutional Class Shares)

❑	PIMCO Variable Insurance Trust (“VIT”) – Administrative Class Shares

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) Portfolios – Class 2 Shares

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference The initial purchases of subaccount shares are subject to availability.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial Surrenders) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender Charge that applies during the first nine years of the Policy and the first nine years after each increase in Face Amount.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations, which are provided to you without charge, may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by applicable Policy fees and charges. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. Investment returns may be negative and will be reduced by applicable Policy fees and charges. You bear the risk that the Contract Value of your Policy will decline as a result of the unfavorable investment performance of the Subaccounts you have chosen.

•

Beginning December 7, 2019, Farmers New World Life Insurance Company began issuing policies with updated 2017 mortality tables (“Updated Policies”) Policies issued prior to December 7 were issued with the previous mortality table, (“Prior Policy”). For applications completed before December 7, signed before December 14 and approved for issuance before December 29, 2019 were issued Prior Policies. Both Prior Policies and Updated Policies are referred to as the “Policy” unless otherwise noted.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. You can vary the frequency and amount of Premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

•

Minimum Premiums. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

•

Right to Examine Period. You may cancel a Policy during the “Right to Examine Period” by returning it with a signed request for cancellation to our Home Office. If you decide to cancel the Policy during the Right to Examine Period, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary on receipt of due proof of death.

•	You may choose one of two death benefit options under the Policy. If you do not choose a death benefit option, then the selection will automatically default to Option B.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or
¡	the Contract Value determined on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.
•	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Face Amount on the date of the Insured’s death; or
¡	the Contract Value determined on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

•	At the Insured’s Attained Ages 100 through 120, the Death Benefit will be equal to the Contract Value.

•

Any death benefit will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the Policy Loan Balance (and any interest you owe) and any Monthly Deductions due and unpaid at the date of death.

•

Change in Death Benefit Option and Face Amount. After the first Policy year, you may change the death benefit option or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously).

Full and Partial Surrenders

•

Full Surrender. At any time while the Policy is in force, you may submit a written request to fully Surrender your Policy and receive the Cash Surrender Value (that is, the Contract Value, minus the applicable Surrender Charge, if any, minus any Monthly Deductions due and unpaid, and minus any Policy Loan Balance). A Surrender may have tax consequences.

•

Partial Surrenders. After the first Policy year, you may submit a written request to withdraw part of the Cash Surrender Value, subject to the following rules. Partial Surrenders may have tax consequences.

◾	You must send us a signed request for the amount of the Partial Surrender;
◾	You may make only one partial Surrender per calendar quarter.
◾	You must request at least $500.
◾	You may not request more than 75% of the Cash Surrender Value.
◾	For each partial Surrender, we deduct a processing fee equal to the lesser of $25 or 2% of the partial Surrender from the Subaccounts and the Fixed Account on a pro-rata basis, or on a different basis if you so request.
◾	The Subaccounts and Fixed Account will be reduced by the amount of the partial Surrender on a pro-rata basis, or on a different basis if you so request.
◾	If you select a level death benefit (Option B), the Face Amount will be reduced by the amount of the partial Surrender (but not by the processing fee).

Transfers

•

Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account. We charge $25 for the 13th and each additional transfer during a policy year.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•	We will not transfer more than 25% of the Fixed Account value unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

Loans

•

You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest to the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

•	The loan amount requested must be at least $250, unless otherwise required by state law.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually.

•

For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, or the amount of the loan if less, and must be clearly marked as “loan repayment” or they will be credited as premium payments.

•	We deduct any unpaid loans, plus any interest you owe, from the Contract Value to determine the Cash Surrender Value (and from the Death Benefit on the Insured’s death).

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax advisor about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.

A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.

In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax advisor about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since the Insured under the Policy may not be of the same age, gender, and risk class as the representative Insured. Other fees or charges are not dependent on the Insured’s personal characteristics but rather are based on either (a) decisions or choices made by the Policy Owner, or (b) the Policy itself where the fees or charges apply to all Policy Owners.

The first table describes the fees and charges that you will pay when you pay Premiums, fully Surrender the Policy, partially Surrender the Policy, transfer cash value among the Subaccounts and the Fixed Account, increase the Face Amount of the Policy, request an additional annual report, or make a claim under the Accelerated Benefit Rider for Terminal Illness.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Expense Charge (As a percentage of Premiums paid)	Upon payment of each premium	7% in all years	7% in years 1-10; 3% in years 11+
Partial Surrender Processing Fee (As a percentage of the amount withdrawn, not to exceed $25.00)	Upon partial Surrender	2.0%	2.0%
Surrender Charge[3] (Per $1,000 of Face Amount on Issue Date and on the Face Amount of any increase.)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

◆ Minimum Charge in Policy Year 1[4]		$3.00	$3.00

◆ Maximum Charge in Policy Year 1[5]		$44.40	$44.40

◆ Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. To calculate the Surrender Charge for the Face Amount on the Issue Date: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000. To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000. For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of Surrender Charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, underwriting class, and number of full Policy years since the Issue Date. The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender Charges that apply to your Policy by contacting your agent and by referring to the Appendix C—Table of Factors in this prospectus.

[4]	This minimum charge is based on a female Insured age 0 at issue.
[5]	This maximum charge is based on a male Insured for a Policy that is issued at age 61.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$25	$0
Optional Riders with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Monthly Administration Charge	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100
Cost of Insurance[7] for the Base Policy (No Special Premium Class Charge or Extra Ratings8)	Monthly on the Issue Date and on each monthly due date[11]	Per $1,000 of Risk Insurance Amount[12]	Per $1,000 of Risk Insurance Amount

◆ Minimum Charge[9]		$0.01	$0.01

◆ Maximum Charge[10]		$37.12	$37.12

◆ Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06

[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.

[7]

Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Table rating factor charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.
[10]

This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[11]	The cost of insurance charge is assessed until the Insured attains age 100.
[12]

The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Table Rating Factor Charge[13] (Factor multiplied by Cost of Insurance Charge)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge		1	1

◆ Maximum Charge		5	5

◆ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1
Flat Extra Charge[14] (Per $1,000 of Risk Insurance Amount)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge		$0	$0

◆ Maximum Charge		$1.25	$1.25

◆ Charge for an Insured in a standard Premium Class		$0	$0
Monthly Underwriting and Sales Expense Charge[15,16] (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Face Amount

◆ Minimum Charge[17]		$0.07	$0.07

◆ Maximum Charge[18]		$2.21	$2.21

◆ Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year		$0.26	$0.25

[13]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times the table rating factor charge shown on the Policy specifications page. The table rating factor charge shown in the table may not be representative of the charges you will pay. If the table rating factor charge applies to your Policy, the factor will be shown on the Policy specifications page. You can obtain more information about this charge by contacting your agent.

[14]

A flat extra charge is assessed on Policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. The flat extra charge can range from $0 to $1.25 monthly per $1,000 of Risk Insurance Amount, but the amount of the charge is determined and fixed for any particular Policy unless additional underwriting is performed to reduce or remove the flat extra charge. Any flat extra charge will be shown on the Policy specifications page. If no flat extra charge duration is shown in the Policy specifications page, the flat extra charge applies in all years until the Insured’s Attained Age of 100. The flat extra charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[15]

The monthly underwriting and sales expense charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Face Amount. The charge is set based on the Insured’s age at issue or when the Face Amount is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales expense charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]

We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We refer to this discount as the Monthly Underwriting and Sales Expense Charge discount, or “MUSEC discount.” We may also provide the MUSEC discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

[17]	This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.
[18]	This maximum charge is based on a male Insured at age 80.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Mortality and Expense Risk Charge (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%
Loan Interest Spread[19]	At the end of each Policy year	4.0%	2.0%
Optional Riders with Periodic Charges:[20]
Accidental Death Benefit Rider[20] (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge[21]		$0.08	$0.04

◆ Maximum Charge[22]		$0.56	$0.51

◆ Charge for an Insured at Attained Age 35		$0.08	$0.06
Monthly Disability Benefit Rider[20,23] (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

◆ Minimum Charge[24]		$6	$4

◆ Maximum Charge[25]		$62	$45

◆ Charge at the Insured’s Attained Age 35		$7	$4.5
Waiver of Deduction Rider[20,23] (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge[24]		6%	4%

◆ Maximum Charge[25]		60%	45%

◆ Charge at the Insured’s Attained Age 35		7%	4.5%
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78

[19]

The loan interest spread is the difference between the amount of interest we charge you for a loan (rate not to exceed 6.5%, compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum). The maximum loan interest spread is 4% annually of the loan amount. The current loan interest spread is 2.0% annually of the loan amount in Policy years 1 through 15, and 0% in Policy years 16 and over.

[20]

Charges for the accidental death benefit rider, the monthly disability benefit rider (when available), and waiver of deduction rider vary with the age of the Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[21]	The minimum charge is based on a female Insured at Attained Age 11.
[22]

The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s risk of accidental death is roughly triple that of a representative Insured.

[23]

The monthly disability benefit rider charge and the waiver of deduction rider charge are dependent on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the monthly disability benefit rider is no longer available and cannot be added to a Policy; monthly disability benefit riders that are in force as of August 7, 2015 are not affected. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an Insured at Attained Age 21.
[25]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead us to believe the Insured’s risk of disability is roughly triple that of a representative Insured.

Range of Annual Operating Expenses for the Portfolios During 20191

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses—before any contractual waivers or reimbursements of fees and expenses)	0.20%	1.14%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the Fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2019. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund, as available. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisors that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses for the Portfolios carefully.

Portfolio	Investment Objective and Investment Advisor
American Funds Asset Allocation Fund (Class 2 Shares)	The fund seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term. Capital Research and Management CompanySM is the investment advisor for the fund.
American Funds Capital Income Builder® Fund (Class 2 Shares)	The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. Capital Research and Management CompanySM is the investment advisor for the fund.
American Funds Growth Fund (Class 2 Shares)	The fund seeks to provide growth of capital. Capital Research and Management CompanySM is the investment advisor for the fund.
American Funds Global Growth Fund (Class 2 Shares)	The fund seeks to provide a long-term growth of capital. Capital Research and Management CompanySM is the investment advisor for the fund.
American Funds Global Growth and Income Fund (Class 2 Shares)	The fund seeks to provide long-term growth of capital while providing current income. Capital Research and Management CompanySM is the investment advisor for the fund.
American Funds Growth-Income Fund (Class 2 Shares)	The fund seeks to achieve long-term growth of capital and income. Capital Research and Management CompanySM is the investment advisor for the fund.
American Funds International Fund (Class 2 Shares)	The fund seeks to provide long-term growth of capital. Capital Research and Management CompanySM is the investment advisor for the fund.
DWS Bond VIP (Series I) (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS CROCI® U.S. VIP (Series II) (Class A Shares)	The fund seeks to achieve a high rate of total return. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Global Small Cap VIP (Series I) (Class A Shares)	The fund seeks above-average capital appreciation over the long term. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS High Income VIP (Series II) (Class A Shares)	The fund seeks to provide a high level of current income. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS CROCI® International VIP (Series I) (Class A Shares)	The fund seeks long-term growth of capital. DWS Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Government Money Market VIP ( Series II) (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. DWS Investment Management Americas, Inc. is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares)	The fund seeks capital growth. BNY Mellon Investment Advisors, Inc. is the investment advisor for the fund.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares)	The fund seeks long-term capital appreciation. BNY Mellon Investment Advisors, Inc. is the investment advisor. Newton Investment Management, an affiliate of the Investment Advisor, is the sub—advisor for the fund.
Fidelity® VIP Growth Portfolio (Service Class Shares)	The fund seeks to achieve capital appreciation. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager. Other investment advisors serve as sub-advisors for the fund.
Fidelity® VIP Index 500 Portfolio (Service Class Shares)	The fund seeks to achieve capital appreciation. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager. Other investment advisors serve as sub-advisors for the fund.
Fidelity® VIP Mid Cap Portfolio (Service Class Shares)	The fund seeks long-term growth of capital. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager. Other investment advisors serve as sub-advisors for the fund.
Fidelity® VIP Freedom 2005 Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. The Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP Freedom Income Portfolio (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)	The fund seeks high current income and, as a secondary objective, capital appreciation. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)	The fund seeks high total return. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)	The fund seeks high total return. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.
Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)	The fund seeks high total return. Fidelity Management & Research Company LLC (FMR) (the Advisor) is the fund’s manager.

Portfolio	Investment Objective and Investment Advisor
Franklin Small Cap Value VIP Fund (Class 2 Shares)	The fund seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies. Franklin Mutual Advisors, LLC is the investment advisor for the fund.
Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)	The fund seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies. Franklin Advisors, Inc. is the investment advisor for the fund.
Janus Henderson Balanced Portfolio (Service Class Shares)	The fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Capital Management LLC is the investment advisor for the fund.
Janus Henderson Forty Portfolio (Institutional Shares)	The fund seeks long-term growth of capital. Janus Capital Management LLC is the investment advisor for the fund.
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Pacific Investment Management Company LLC (“PIMCO”) is the investment advisor (the “Advisor”) for the fund.
PIMCO Low Duration Portfolio (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Pacific Investment Management Company LLC (“PIMCO”) is the investment advisor (the “Advisor”) for the fund.
Principal SAM Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. Principal Global Investors, LLC is the investment advisor.
Principal SAM Conservative Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. Principal Global Investors, LLC is the investment advisor.
Principal SAM Conservative Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment advisor.
Principal SAM Flexible Income Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). Principal Global Investors, LLC is the investment advisor.
Principal SAM Strategic Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment advisor.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or subadvisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
American Funds	0.25%	Franklin Templeton	0.25%
DWS	0.25%	Janus	0.25%
BNY Mellon	0.25%	PIMCO	0.15%
Fidelity®	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.

We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.

Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000; $75,000 for standard/nicotine Premium Class Insureds age 21-50; and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date insurance coverage under the Policy becomes effective;

•

The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives a signed request from the Proposed Policy Owner(s) to cancel or withdraw either the Application or this TIA.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The

Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right to Examine Period)

You may cancel a Policy during the “Right to Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right to Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right to Examine Period, we will treat the Policy as if we never issued it. We will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right to Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right to Examine Period by returning it with a signed request for cancellation to our Home Office.

During the 30-day Right to Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right to Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right to Examine Period has expired, we will impose a Surrender Charge on the transaction.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.

•  You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Modifying the Policy
Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

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conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 121);

•	the date the Insured dies;

•	the end of the grace period without a sufficient payment; or

•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement-Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.

The minimum premium will change if:

•	you increase or decrease the Face Amount;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial Surrender when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•  varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus

•  the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

•  any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•  the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•  the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus

• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The monthly underwriting and sales expense charge, if any; plus
•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.

The Risk Insurance Amount on the Monthly Due Date is:

1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Insured’s age, gender, Premium Class of the Insured, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks.

The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 or 2017 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.

The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:

1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix B; then
2.	Multiply this charge per $1,000 by the original Face Amount; and then
3.	Divide the result by 1,000.

If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

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Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers home owner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:

•	Accidental Death Benefit Rider

•	Children’s Term Insurance Rider

•	Waiver of Deduction Rider

•	Monthly Disability Benefit Rider (not available effective August 7, 2015)

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.

•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of:

1.	the Surrender Charge for the Face Amount on the Issue Date; plus
2.	the Surrender Charge for each increase in Face Amount.

To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.

To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.

For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.

An example of calculating the Surrender Charge follows:

This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.
•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

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For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2019, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.14% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
•	Any riders attached to the Policy will have their own charges. See the Fee Table for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Additional Information – Payment Options” section in the SAI.

Death benefit Amount Payable equals:	• the death benefit (described below) in effect as of the date of the Insured’s death; minus
• any Monthly Deductions due and unpaid at the date of the Insured’s death; minus
• any Outstanding Loan Amount you owe on the Policy loan(s); plus
• the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Our Right to Contest the Policy,” the “Suicide Exclusion,” and the “Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:	• your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• your Policy’s Face Amount on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax advisor before changing the death benefit option.

After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax advisor before changing the Face Amount.

Increases

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You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.

•	The minimum increase is $10,000.

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An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deductions – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.

•	Increasing the Face Amount will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.

•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.

•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

•	Any decrease will first be used to reduce:
¡	the most recent increase; then
¡	the next most recent increases in succession; and then
¡	the Face Amount on the Issue Date.

•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.

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A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.

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Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

Except where otherwise noted, the following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the “Fee Table” in this prospectus. The riders available with this Policy provide fixed benefits that do not vary with the investment experience of the Variable Account.

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Accelerated Benefit Rider for Terminal Illness – accelerated payment of a portion of the death benefit while the insured is living in the event the Insured is diagnosed with a terminal illness as defined in the policy.

•	Accidental Death Benefit Rider – payment of an additional death benefit if the Insured’s death was caused by a covered death as defined in the policy.

•	Automatic Increase Benefit – automatic annual increases in Face Amount.

•	Children’s Term Insurance Rider – term insurance on the Insured’s current and future legal dependent children.

•	Waiver of Deduction Rider – waiver of Monthly Deductions due to the Insured’s qualifying total disability.

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Monthly Disability Benefit Rider – monthly disability benefit to the Fixed Account if the Insured is totally disabled. Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any Monthly Deductions due and unpaid as of such date; minus
•	any Outstanding Loan Amount (including interest you owe) as of such date.

Full Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• Send your written request to the Service Center.

•  The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

• You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	• You must make your partial Surrender request in writing.
• Your written partial Surrender request must contain your signature.
• Send your written request to the Service Center.
• You may make only one partial Surrender each calendar quarter.
• You partial Surrender request must be at least $500.
• You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.

•  You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•  We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
• We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis.

Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:
•	American Funds Insurance Series Global Growth Fund;
•	American Funds Insurance Series Global Growth and Income Fund;
•	American Funds Insurance Series Growth—Income Fund;
•	American Funds Insurance Series International Fund;
•	DWS Global Small Cap VIP;
•	DWS CROCI® International VIP; and
•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

As a result of our ability to impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short- term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:

•  You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

•  To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•  We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section. We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

•  You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
• We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.

•  Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax advisor before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.

Reinstatement

We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

1.	Provide evidence of insurability sufficient to demonstrate that there has been no material change in the health of the Insured since the Issue Date and that there has been no material change in the health of any natural persons covered under any riders attached to this policy since that rider’s Issue Date;
2.	Pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement: a) You must pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement; and (b) You must pay sufficient premium payments so the policy would pass the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.

Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts (“MEC”). Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/ 2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]. Revenue Procedure 2018-20 modifies and supersedes Revenue Procedure 2010-28 to the extent life insurance contracts have mortality guarantees based on the 2017 CSO Table.

You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange for a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit Value

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary

The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.

Business Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value

The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable

If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount

An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account

An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, WA 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured

The natural person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of his/her last birthday on this Policy’s Issue Date.

Issue Date

The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value

The portion of your Contract Value allocated to the loan account.

Lapse

The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date

The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE

The New York Stock Exchange

Outstanding Loan Amount

The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio

A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums

Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge

An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date

The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date

The date we record your Policy on Our books as an In Force policy.

Right to Examine Period

The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Charge

The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code

The Internal Revenue Code of 1986, as amended.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Policy Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

This Table applies for Prior Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.06001	N/A	0.03500	51	0.31471	0.61121	0.27458	0.53155

1	N/A	0.03834	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108

2	N/A	0.02750	N/A	0.01916	53	0.38498	0.74807	0.33812	0.65569

3	N/A	0.02000	N/A	0.01666	54	0.43269	0.83717	0.37242	0.72454

4	N/A	0.01750	N/A	0.01583	55	0.48629	0.93226	0.41176	0.79765

5	N/A	0.01750	N/A	0.01500	56	0.54161	1.03082	0.45446	0.87587

6	N/A	0.01833	N/A	0.01583	57	0.59527	1.12189	0.49970	0.95500

7	N/A	0.01833	N/A	0.01750	58	0.64897	1.20883	0.54664	1.03756

8	N/A	0.01833	N/A	0.01750	59	0.71194	1.31107	0.59443	1.12611

9	N/A	0.01916	N/A	0.01750	60	0.78840	1.43713	0.64478	1.21812

10	N/A	0.02000	N/A	0.01833	61	0.88176	1.59135	0.70019	1.31784

11	N/A	0.02333	N/A	0.02083	62	0.99037	1.76877	0.75899	1.42359

12	N/A	0.02833	N/A	0.02250	63	1.10924	1.95930	0.82119	1.53200

13	N/A	0.03333	N/A	0.02583	64	1.23333	2.15024	0.88933	1.64904

14	N/A	0.04334	N/A	0.02833	65	1.36266	2.33731	0.96510	1.77557

15	N/A	0.05501	N/A	0.03000	66	1.49387	2.51876	1.04768	1.91334

16	N/A	0.06502	N/A	0.03250	67	1.63122	2.70230	1.13961	2.06666

17	N/A	0.07419	N/A	0.03417	68	1.77642	2.89051	1.24177	2.23476

18	N/A	0.07920	N/A	0.03667	69	1.93972	3.09808	1.35336	2.42029

19	N/A	0.08170	N/A	0.03834	70	2.13062	3.33638	1.47947	2.63021

20	N/A	0.08337	N/A	0.03917	71	2.36296	3.62993	1.62358	2.86556

21	0.07920	0.11340	0.03917	0.05251	72	2.63536	3.97231	1.78151	3.12222

22	0.07920	0.11924	0.04000	0.05501	73	2.92321	4.31861	1.95420	3.40297

23	0.08003	0.12508	0.04000	0.05751	74	3.23355	4.69520	2.14598	3.69761

24	0.08086	0.13176	0.04167	0.06085	75	3.57270	5.11567	2.35698	4.00801

25	0.08337	0.13927	0.04250	0.06585	76	3.95664	5.58418	2.58905	4.34483

26	0.08670	0.14678	0.04584	0.07002	77	4.40517	6.12911	2.84664	4.70924

27	0.08837	0.15095	0.04751	0.07419	78	4.92894	6.75812	3.12826	5.10421

28	0.08670	0.15179	0.05001	0.07920	79	5.51951	7.45576	3.43845	5.53102

29	0.08587	0.15095	0.05251	0.08420	80	6.18263	8.22452	3.82529	6.06583

30	0.08503	0.15012	0.05501	0.08921	81	6.90909	9.04868	4.30288	6.72401

31	0.08420	0.15095	0.05835	0.09588	82	7.68497	9.90463	4.81112	7.40691

32	0.08503	0.15346	0.06168	0.10255	83	8.53991	10.82608	5.34786	8.10961

33	0.08754	0.15847	0.06585	0.11090	84	9.50017	11.87958	5.95007	8.84722

34	0.08921	0.16431	0.07086	0.12174	85	10.58031	13.08901	6.56439	9.53442

35	0.09338	0.17099	0.07669	0.13259	86	11.78364	14.41951	7.29574	10.33521

36	0.09755	0.18101	0.08253	0.14344	87	13.10250	15.85547	8.20718	11.33853

37	0.10339	0.19270	0.08754	0.15262	88	14.52614	17.37749	9.17863	12.35414

38	0.11090	0.20690	0.09171	0.16181	89	16.04444	18.97012	10.15602	13.29346

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

39	0.11757	0.22277	0.09671	0.17182	90	17.58287	20.53619	10.88246	13.83189

40	0.12675	0.24198	0.10255	0.18268	91	19.12353	22.05253	11.58260	14.27591

41	0.13760	0.26538	0.10923	0.19520	92	20.76683	23.63636	12.75537	15.24260

42	0.15095	0.29297	0.11674	0.21107	93	22.53307	25.30420	14.36966	16.62877

43	0.16681	0.32558	0.12592	0.22862	94	24.43244	27.11897	16.42157	18.59746

44	0.18435	0.36238	0.13676	0.24950	95	26.35437	28.98442	18.70919	20.97702

45	0.20356	0.39920	0.14928	0.27374	96	28.27211	30.79253	21.02122	23.30415

46	0.22277	0.43604	0.16431	0.30216	97	30.36217	32.73942	22.55449	24.71403

47	0.23864	0.46703	0.18184	0.33729	98	32.64693	34.84234	23.39817	25.28542

48	0.25118	0.49048	0.20105	0.37912	99	35.15185	37.11809	25.17504	26.84313

49	0.26705	0.52065	0.22277	0.42599	100+	0	0	0	0

50	0.28795	0.56005	0.24700	0.47624

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

This Table applies for Updated Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.02000	N/A	0.02167	51	0.21024	0.43688	0.13343	0.33980

1	N/A	0.01250	N/A	0.01167	52	0.23029	0.47457	0.14845	0.37327

2	N/A	0.01083	N/A	0.00750	53	0.25118	0.51563	0.16682	0.41176

3	N/A	0.01000	N/A	0.00667	54	0.27291	0.56257	0.18686	0.45363

4	N/A	0.00917	N/A	0.00667	55	0.29381	0.61625	0.20607	0.50054

5	N/A	0.00833	N/A	0.00750	56	0.31304	0.67668	0.22528	0.55419

6	N/A	0.00833	N/A	0.00750	57	0.33311	0.74555	0.24366	0.61457

7	N/A	0.00750	N/A	0.00667	58	0.35486	0.82372	0.26372	0.68172

8	N/A	0.00750	N/A	0.00667	59	0.38163	0.91374	0.28461	0.75563

9	N/A	0.00750	N/A	0.00667	60	0.41511	1.01650	0.30886	0.83886

10	N/A	0.00833	N/A	0.00750	61	0.45949	1.13455	0.33813	0.93142

11	N/A	0.00917	N/A	0.00750	62	0.51060	1.26713	0.37076	1.03251

12	N/A	0.01167	N/A	0.00667	63	0.56928	1.41259	0.40842	1.14384

13	N/A	0.01667	N/A	0.00750	64	0.63303	1.57355	0.44861	1.26459

14	N/A	0.02417	N/A	0.01250	65	0.70187	1.74923	0.49300	1.39566

15	N/A	0.03501	N/A	0.01917	66	0.77496	1.93547	0.54077	1.53625

16	N/A	0.04918	N/A	0.02500	67	0.85568	2.13062	0.59192	1.68639

17	N/A	0.06502	N/A	0.02750	68	0.94574	2.34073	0.64898	1.84358

18	N/A	0.06669	N/A	0.02750	69	1.05021	2.57190	0.71531	2.01297

19	N/A	0.07003	N/A	0.02750	70	1.17422	2.83375	0.79261	2.20146

20	0.07086	0.07253	0.02667	0.02667	71	1.32123	3.13172	0.88429	2.39719

21	0.07086	0.07503	0.02667	0.02667	72	1.49473	3.46183	0.99206	2.60020

22	0.06919	0.07753	0.02667	0.02750	73	1.69488	3.81834	1.11768	2.82172

23	0.06836	0.08004	0.02667	0.03000	74	1.92185	4.18936	1.26375	3.06618

24	0.06836	0.08337	0.02667	0.03334	75	2.17244	4.56366	1.43206	3.33724

25	0.06586	0.08421	0.02667	0.03334	76	2.44854	4.93423	1.62528	3.63948

26	0.05668	0.08421	0.02667	0.03417	77	2.75469	5.30456	1.85038	3.97493

27	0.05168	0.08337	0.02834	0.03417	78	3.09981	5.68439	2.11698	4.34659

28	0.05001	0.08170	0.03084	0.03584	79	3.49733	6.08900	2.43912	4.80146

29	0.04668	0.08170	0.03251	0.03834	80	3.96100	6.53125	2.82086	5.37704

30	0.04501	0.08337	0.03417	0.04084	81	4.49358	7.00358	3.23010	6.05158

31	0.04835	0.08754	0.03584	0.04418	82	5.10686	7.60972	3.65596	6.81830

32	0.05168	0.09422	0.04001	0.04751	83	5.82291	8.40539	4.14748	7.64507

33	0.05668	0.10089	0.04668	0.05668	84	6.66210	9.31617	4.82958	8.44838

34	0.06586	0.10840	0.05418	0.06836	85	7.64417	10.36138	5.61965	9.42708

35	0.07670	0.11758	0.06169	0.07920	86	8.78935	11.54945	6.41042	10.58781

36	0.08838	0.12842	0.07003	0.09338	87	10.11221	12.88214	7.32646	11.73999

37	0.10006	0.14094	0.07670	0.10840	88	11.59966	14.33254	8.38254	12.99755

38	0.10923	0.15597	0.08254	0.12258	89	13.22687	15.86442	9.56128	14.34231

39	0.11591	0.17684	0.08504	0.13343	90	14.96281	17.44422	10.85333	15.74030

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

40	0.12175	0.19855	0.08587	0.14345	91	16.75815	19.02260	12.26342	17.18368

41	0.12926	0.22110	0.08671	0.15179	92	18.58107	20.57599	13.81441	18.68869

42	0.13760	0.24199	0.08671	0.16098	93	20.38033	22.06638	15.46390	20.18093

43	0.14595	0.26037	0.08671	0.17016	94	22.06638	23.41872	17.20990	21.64133

44	0.15096	0.27375	0.08754	0.17934	95	23.86216	24.88209	19.26070	23.31064

45	0.15597	0.28879	0.08921	0.19354	96	25.99959	26.72182	21.71026	25.27107

46	0.16181	0.30719	0.09255	0.21191	97	28.35327	28.80495	24.46746	27.35722

47	0.16765	0.32726	0.09755	0.23280	98	30.94902	31.17660	27.54398	29.53318

48	0.17517	0.34984	0.10339	0.25536	99	33.75115	33.81926	30.92665	31.74040

49	0.18352	0.37494	0.11090	0.28043	100+	0	0	0	0

50	0.19437	0.40423	0.12091	0.30802
*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

Appendix B—Monthly Underwriting and Sales Expense Charges

This Table applies for Prior Policies and Updated Policies in all states other than California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287

1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298

2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310

3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321

4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332

5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352

6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371

7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391

8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411

9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430

10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461

11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.492	0.492

12	N/A	0.103	N/A	0.097	53	0.673	0.798	0.523	0.523

13	N/A	0.108	N/A	0.101	54	0.714	0.843	0.553	0.553

14	N/A	0.113	N/A	0.106	55	0.755	0.889	0.584	0.584

15	N/A	0.118	N/A	0.110	56	0.816	0.952	0.638	0.638

16	N/A	0.126	N/A	0.116	57	0.877	1.015	0.693	0.693

17	N/A	0.134	N/A	0.122	58	0.938	1.077	0.747	0.747

18	N/A	0.142	N/A	0.128	59	0.999	1.140	0.801	0.801

19	N/A	0.150	N/A	0.134	60	1.060	1.203	0.855	0.855

20	N/A	0.158	N/A	0.140	61	1.108	1.222	0.903	0.903

21	0.159	0.173	0.140	0.142	62	1.156	1.242	0.950	0.950

22	0.161	0.188	0.140	0.145	63	1.204	1.261	0.998	0.998

23	0.162	0.203	0.140	0.147	64	1.251	1.280	1.045	1.045

24	0.163	0.218	0.140	0.150	65	1.299	1.299	1.093	1.093

25	0.164	0.233	0.140	0.152	66	1.351	1.351	1.144	1.144

26	0.173	0.242	0.146	0.159	67	1.402	1.402	1.195	1.195

27	0.183	0.250	0.151	0.166	68	1.454	1.454	1.246	1.246

28	0.193	0.259	0.158	0.173	69	1.505	1.505	1.297	1.297

29	0.202	0.268	0.163	0.180	70	1.557	1.557	1.348	1.348

30	0.212	0.276	0.169	0.186	71	1.645	1.645	1.431	1.431

31	0.221	0.285	0.177	0.194	72	1.733	1.733	1.515	1.515

32	0.231	0.293	0.185	0.202	73	1.821	1.821	1.598	1.598

33	0.240	0.302	0.193	0.210	74	1.909	1.909	1.682	1.682

34	0.249	0.310	0.200	0.218	75	1.997	1.997	1.765	1.765

35	0.258	0.319	0.208	0.225	76	2.039	2.039	1.802	1.802

36	0.274	0.334	0.221	0.235	77	2.081	2.081	1.839	1.839

37	0.290	0.349	0.233	0.246	78	2.123	2.123	1.876	1.876

38	0.306	0.364	0.245	0.256	79	2.164	2.164	1.913	1.913

39	0.321	0.379	0.257	0.266	80	2.206	2.206	1.950	1.950

40	0.337	0.394	0.270	0.276

*	Attained ages 0-20 are juvenile issues

B-1

This Table applies for Updated Policies issued only in the state of California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287

1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298

2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310

3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321

4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332

5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352

6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371

7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391

8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411

9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430

10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461

11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.491	0.492

12	N/A	0.103	N/A	0.097	53	0.673	0.794	0.522	0.523

13	N/A	0.108	N/A	0.101	54	0.714	0.801	0.553	0.553

14	N/A	0.113	N/A	0.106	55	0.722	0.810	0.584	0.584

15	N/A	0.118	N/A	0.110	56	0.738	0.821	0.638	0.638

16	N/A	0.126	N/A	0.116	57	0.753	0.827	0.693	0.693

17	N/A	0.134	N/A	0.122	58	0.761	0.828	0.747	0.747

18	N/A	0.142	N/A	0.128	59	0.783	0.836	0.756	0.801

19	N/A	0.150	N/A	0.134	60	0.798	0.880	0.760	0.855

20	N/A	0.158	N/A	0.140	61	0.811	0.927	0.769	0.903

21	0.159	0.173	0.140	0.142	62	0.823	0.971	0.782	0.950

22	0.161	0.188	0.140	0.145	63	0.835	0.969	0.796	0.998

23	0.162	0.203	0.140	0.147	64	0.847	0.940	0.808	1.045

24	0.163	0.218	0.140	0.150	65	0.858	0.911	0.821	1.050

25	0.164	0.233	0.140	0.152	66	0.869	0.881	0.834	1.023

26	0.173	0.242	0.146	0.159	67	0.880	0.850	0.846	0.997

27	0.183	0.250	0.151	0.166	68	0.907	0.847	0.857	0.969

28	0.193	0.259	0.158	0.173	69	0.916	0.854	0.870	0.940

29	0.202	0.268	0.163	0.180	70	0.921	0.864	0.894	0.910

30	0.212	0.276	0.169	0.186	71	0.931	0.879	0.918	0.878

31	0.221	0.285	0.177	0.194	72	0.942	0.897	0.914	0.874

32	0.231	0.293	0.185	0.202	73	0.954	0.915	0.922	0.884

33	0.240	0.302	0.193	0.210	74	0.962	0.931	0.931	0.892

34	0.249	0.310	0.200	0.218	75	0.972	0.949	0.939	0.899

35	0.258	0.319	0.208	0.225	76	0.973	0.954	0.939	0.898

36	0.274	0.334	0.221	0.235	77	0.975	0.960	0.940	0.897

37	0.290	0.349	0.233	0.246	78	0.976	0.963	0.942	0.898

38	0.306	0.364	0.245	0.256	79	0.984	0.962	0.957	0.916

39	0.321	0.379	0.257	0.266	80	0.991	0.964	0.948	0.910

40	0.337	0.394	0.270	0.276

*	Attained ages 0-20 are juvenile issues

B-2

Appendix C—Table of Surrender Charge Factors

These tables apply for Prior Policies.

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00

55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00

56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00

57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00

58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00

59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00

61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00

62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00

68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00

69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00

71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00

72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00

73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00

74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00

76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00

77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00

78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00

79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00

80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00

40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00

68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00

69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00

71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00

72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00

73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00

74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00

76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00

77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00

78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00

79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00

80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00

68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00

69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00

76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00

77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00

78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00

17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00

68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00

69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00

76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00

77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00

78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

These tables apply for Updated Policies.

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	—

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	—

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	—

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	—

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	—

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	—

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	—

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	—

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	—

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	—

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	—

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	—

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	—

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	—

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	—

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	—

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	—

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	—

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	—

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	—

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	—

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	—

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	—

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	—

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	—

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	—

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	—

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	—

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	—

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	—

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	—

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	—

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	—

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	—

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	—

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	—

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	—

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	—

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	—

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	—

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	—

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	—

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	—

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	—

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	—

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	—

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	—

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	—

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	—

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	—

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	—

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	—

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	—

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	—

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	—

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	—

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	—

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	—

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.10	36.20	33.91	32.00	30.10	28.19	24.00	16.00	8.00	—

78	37.60	35.72	33.46	31.58	29.70	27.82	23.69	15.79	7.90	—

79	37.20	35.34	33.11	31.25	29.39	27.53	23.44	15.62	7.81	—

80	36.70	34.87	32.66	30.83	28.99	27.16	23.12	15.41	7.71	—

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	—

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	—

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	—

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	—

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	—

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	—

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	—

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	—

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	—

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	—

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	—

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	—

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	—

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	—

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	—

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	—

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	—

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	—

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	—

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	—

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	—

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	—

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	—

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	—

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	—

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	—

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	—

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	—

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	—

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	—

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	—

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	—

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	—

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	—

55	26.35	25.03	23.45	22.13	20.82	19.50	16.60	11.07	5.53	—

56	27.03	25.68	24.06	22.71	21.35	20.00	17.03	11.35	5.68	—

57	27.80	26.41	24.74	23.35	21.96	20.57	17.51	11.68	5.84	—

58	28.67	27.24	25.52	24.08	22.65	21.22	18.06	12.04	6.02	—

59	29.64	28.16	26.38	24.90	23.42	21.93	18.67	12.45	6.22	—

60	30.73	29.19	27.35	25.81	24.28	22.74	19.36	12.91	6.45	—

61	32.05	30.45	28.52	26.92	25.32	23.72	20.19	13.46	6.73	—

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

62	33.51	31.83	29.82	28.15	26.47	24.80	21.11	14.07	7.04	—

63	35.10	33.35	31.24	29.48	27.73	25.97	22.11	14.74	7.37	—

64	36.83	34.99	32.78	30.94	29.10	27.25	23.20	15.47	7.73	—

65	38.72	36.78	34.46	32.52	30.59	28.65	24.39	16.26	8.13	—

66	40.74	38.70	36.26	34.22	32.18	30.15	25.67	17.11	8.56	—

67	42.97	40.82	38.24	36.09	33.95	31.80	27.07	18.05	9.02	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.05	36.15	33.86	31.96	30.06	28.16	23.97	15.98	7.99	—

78	37.50	35.63	33.38	31.50	29.63	27.75	23.63	15.75	7.88	—

79	36.65	34.82	32.62	30.79	28.95	27.12	23.09	15.39	7.70	—

80	35.85	34.06	31.91	30.11	28.32	26.53	22.59	15.06	7.53	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	—

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	—

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	—

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	—

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	—

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	—

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	—

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	—

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	—

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	—

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	—

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	—

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	—

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	—

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	—

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	—

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	—

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	—

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	—

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	—

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	—

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	—

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	—

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	—

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	—

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	—

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	—

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	—

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	—

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	—

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	—

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	—

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	—

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	—

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	—

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	—

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	—

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	—

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	—

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	—

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	—

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	—

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	—

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	—

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	—

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	—

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	—

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	—

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	—

68	39.40	37.43	35.07	33.10	31.13	29.16	24.82	16.55	8.27	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	42.95	40.80	38.23	36.08	33.93	31.78	27.06	18.04	9.02	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	—

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	—

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	—

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	—

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	—

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	—

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	—

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	—

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	—

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	—

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	—

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	—

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	—

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	—

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	—

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	—

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	—

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	—

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	—

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	—

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	—

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	—

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.72	27.28	25.56	24.12	22.69	21.25	18.09	12.06	6.03	—

62	29.83	28.34	26.55	25.06	23.57	22.07	18.79	12.53	6.26	—

63	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

64	32.35	30.73	28.79	27.17	25.56	23.94	20.38	13.59	6.79	—

65	33.80	32.11	30.08	28.39	26.70	25.01	21.29	14.20	7.10	—

66	35.35	33.58	31.46	29.69	27.93	26.16	22.27	14.85	7.42	—

67	37.06	35.21	32.98	31.13	29.28	27.42	23.35	15.57	7.78	—

68	38.95	37.00	34.67	32.72	30.77	28.82	24.54	16.36	8.18	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

73	43.00	40.85	38.27	36.12	33.97	31.82	27.09	18.06	9.03	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

The Statement of Additional Information (“SAI”) dated May 1, 2020 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-149540/811-09507

Statement of Additional Information for the Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2020 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2020.

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit Value. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured's death.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in the Prospectus, it has the same meaning as the term "Valuation Day" found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy's Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account. The account containing all of Farmers' assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy's specification page.

Insured. The natural person whose life is covered under the Policy.

Issue Age. The Insured's age as of his/her last birthday on this Policy's Issue Date.

Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

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Maturity Date. The Maturity Date of this Policy is the Policy anniversary when Insured's Attained Age is 121. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE. The New York Stock Exchange.

Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the "Policy Loan Balance" in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term "premium" in the Prospectus, it generally has the same meaning as "Premium Payments" in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date. The date we record your Policy on Our books as an In Force policy.

Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount's underlying fund portfolios.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

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You (Your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•reflect a change in the variable account's operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy's validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or we may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years during the insured's lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If, within two years after the Issue Date, the Insured dies by suicide, while sane or insane, we will limit the Death Benefit Amount Payable to:

1.the Premium Payments made; less

2.any Policy Loan Balance; less

3.any Partial Surrender amounts previously paid by Us.

A new two-year suicide period will apply to each Policy Change for which we require Evidence of Insurability starting on the effective date of each such Policy Change. During this two-year period, if the Insured dies by suicide while sane or insane, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy Change had not been made, plus any additional Cost of Insurance Charges and Monthly Underwriting and Sales Expense Charges that have been deducted from the Contract Value solely as a result of the Policy Change.

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Misstatement of Age or Gender

If the Insured's age or gender has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent Cost of Insurance Charge based on the Insured's correct age or gender.

Proof of age or gender may be filed with us at any time. Once the insured's age or gender is established to our satisfaction, we will use this age or gender in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

Additional Information

Changing Death Benefit Options

•After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.

•You must make your request in writing and sign the request.

•We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

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•We conclude the insured has an excessive amount of insurance coverage.

•We conclude the Owner no longer has an insurable interest in the insured.

•The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•The minimum premium will be recalculated.

•We will send you a Policy endorsement with the change to attach to your Policy.

•Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•We do not require evidence of insurability.

•The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.

•We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.

•The minimum premium will increase.

•The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•You must provide satisfactory evidence of insurability.

•The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•We will not impose any partial surrender charge solely as a result of this change in Face Amount.

•The minimum premium will decrease.

•The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

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Under any settlement option, the dollar amount of each payment will depend on three things:

•the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured's date of death;

•the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•We may not keep the funds under this option for longer than five years, unless the Payee is a minor, in which case we may hold the funds until the Payee attains the age of majority.

Option 2 – Interest Income:

•Each $1,000 of proceeds will yield an income of not less than $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•Unless you direct otherwise, or the Payee is a minor, the Payee may withdraw the proceeds at any time.

•After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:

•We will pay installments for a specified period.

•The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income—Amount Certain:

•We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income—Life:

•We will pay installments for the payee's lifetime.

•We will make payments for at least a specified guaranteed number of installments.

•The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

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Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program ("AAR"), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

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Accumulation Unit Value

On the Valuation Day that a Subaccount is first available, the Accumulation Unit Value is set at an initial value by us. The Accumulation Unit Value at the end of any later Valuation Day is equal to A x B where:

"A" is equal to the Subaccount's Accumulation Unit Value at the end of the immediately preceding Valuation Day.

"B" is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals (X / Y ) – Z where:

"X" equals:

1.the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2.the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3.the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4.the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;

"Y" equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day; and "Z" equals the daily equivalent of the annual Mortality and Expense Risk Charge for the Valuation Day times the number of days since the last Valuation Day.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, Your Subaccount Policy Value may increase, decrease or remain the same.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company ("Farmers") is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers' General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

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Third Party Administration Agreement

We have entered into a Master Administration Agreement (the "Agreement") with Infosys McCamish Systems, L.L.C. ("McCamish"), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the "Service Center"). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Distribution of the Policies

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC ("FFS") serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority ("FINRA"), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS' sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies (even prior to the date that sales of the Policies began), in the following amounts during the periods indicated:

		Aggregate Amount of Commissions
Fiscal year	Aggregate Amount of	Retained by FFS as
	Commissions Paid to FFS*	Principal Underwriter
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0
2019	$11,899,228	0

* Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,710,627 in commissions for all variable life insurance policies supported by the variable account in 2019.

We pay for certain of FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives and managers. FFS' sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2019, we paid FFS sales representatives and district managers $1,961,579 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies;

(3)costs associated with sales conferences and educational seminars for FFS' sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

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Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount		• any Policy Loan taken since the last report
• Death Benefit at the end of the report period		• premiums paid since the last report
•	the Contract Value	•	all deductions since the last report
•	the Cash Surrender Value	•	any outstanding Policy Loan Balance

•any other information required by the state where the Policy was issued.

You may request additional copies of reports for a fee not to exceed $25. We will maintain all records relating to the variable account and the Fixed Account.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2019 and 2018, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2019, 2018, and 2017 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2019 and for the period ending December 31, 2019 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2019, 2018, and 2017, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor's Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2019 and for the period ending December 31, 2019, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

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Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor's Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2019 and 2018 Statutory Statements of Operations for the Years Ending December 31, 2019, 2018, and 2017

Statutory Statements of Changes in Capital and Surplus for the Years Ending December 31, 2019, 2018, and 2017 Statutory Statements of Cash Flows for the Years Ending December 31, 2019, 2018, and 2017

Notes to Statutory Financial Statements

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2019

Statement of Operations for the Period Ending December 31, 2019

Statements of Changes in Net Assets for the Periods Ending December 31, 2019 and 2018

Notes to Financial Statements

F-1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements December 31, 2019 and 2018 and

For the Years Ended December 31, 2019, 2018 and 2017

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2019, 2018 and 2017

Page(s)
Report of Independent Auditors	1–2
Statutory Financial Statements
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations	4
Statutory Statements of Changes in Capital and Surplus	5
Statutory Statements of Cash Flows	6
Notes to Statutory Financial Statements	7–51

Report of Independent Auditors

To the Board of Directors and Management of Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2020

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2019 and 2018

(in thousands of dollars)	2019	2018
Admitted Assets
Bonds, at amortized cost (market value of $3,130,800 and $2,895,179)	$2,902,017	$2,846,999
Common stocks (cost of $0 and $801)	-	632
Mortgage loans on real estate	558,517	577,280
Investment real estate:
Properties held for the production of income, net	116,821	109,289
Contract loans	284,822	282,879
Other invested assets	100,000	100,000
Receivables for securities	143	299
Cash, cash equivalents and short-term investments	113,027	112,812
Total cash and invested assets	4,075,347	4,030,190
Accrued investment income	35,448	36,881
Deferred and uncollected premiums	87,368	90,654
Other assets	76,217	89,780
Current federal income tax recoverable and interest thereon	520	-
Net deferred tax asset	53,940	52,932
Separate accounts	932,015	746,273
Total admitted assets	$5,260,855	$5,046,710
Liabilities
Aggregate reserves for life and annuity policies	$3,430,197	$3,404,205
Aggregate reserves for accident and health policies	5,909	5,382
Contract claims	38,350	38,533
Liability for deposit-type contracts	270,408	259,492
Premiums and annuity considerations received in advance	908	916
General expenses due and accrued	20,636	29,396
Taxes, licenses, and fees due and accrued	4,198	4,075
Current federal income taxes payable	-	4,688
Unearned investment income	230	256
Amounts withheld or retained by company as agent or trustee	255	285
Amounts held for agents' account	4,500	4,189
Remittances and items not allocated	8,388	8,472
Interest maintenance reserve	7,901	7,239
Asset valuation reserve	34,290	30,320
Other liabilities	62,873	54,828
Separate accounts	932,015	746,273
Total liabilities	4,821,058	4,598,549
Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized,
6,600,000 shares issued and outstanding December 31, 2019 and
2018)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	17,299	17,849
Unassigned and special surplus	412,699	420,513
Total capital and surplus	439,797	448,161
Total liabilities and capital and surplus	$5,260,855	$5,046,710

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2019, 2018 and 2017

(in thousands of dollars)	2019	2018	2017
Revenues
* Premiums and annuity considerations	$539,605	$540,057	$(1,738,445)
Net investment income	161,169	162,390	186,642
Amortization of interest maintenance reserve	3,563	4,515	5,806
Commissions and expense allowances on reinsurance ceded	210,764	208,318	210,531
Reserve adjustments on reinsurance ceded	-	-	2,107,981
Other	9,317	10,108	9,693
Total revenues	924,418	925,388	782,208
Benefits and expenses
Death and other benefits	224,425	242,301	235,343
Surrender benefits and other fund withdrawals	174,314	179,179	203,465
Interest on policy or contract funds	9,121	8,510	11,186
Increase in aggregate reserves	26,519	23,105	21,329
Commissions	78,776	82,844	89,761
General insurance expenses	171,670	206,626	198,050
Taxes, licenses and fees	26,979	25,423	27,531
Increase / (decrease) in loading on
deferred and uncollected premiums	(1,689)	(2,856)	(1,841)
Transfers (from) / to separate accounts	(423)	2,161	527
* Aggregate write-ins for deductions	2,610	2,836	(118,009)
Total benefits and expenses	712,302	770,129	667,342
Net gain from operations before federal income
taxes and realized capital gains	212,116	155,259	114,866
Federal income taxes (recoverable)	50,263	34,368	(2,407)
Net gain from operations before realized capital
gains	161,853	120,891	117,273
Net realized capital gains, less capital gains taxes of
$963, $4,071 and $60,750 and transfers to interest
maintenance reserve of $4,225, ($3,605) and $112,957
at December 31, 2019, 2018 and 2017, respectively.
Refer to note 3 for further breakout.	142	38,665	31,612
Net income	$161,995	$159,556	$148,885

*As part of a reinsurance transactions with RGA in 2017, FNWL exchanged $2.1B in bonds and $173M of net realized capital gains which are represented as ceded premiums in the Premiums and annunity considerations line. There was also $120M of transfer of IMR which are represented in the Aggregate wirte-ins for deductions line.

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2019, 2018 and 2017

		Gross		Total
	Common	Paid-In and	Unassigned	Capital
	Capital	Contributed	and Special	and
(in thousands of dollars)	Stock	Surplus	Surplus	Surplus
Balances at December 31, 2016	$6,600	$3,199	$517,903	$527,702
Net Income	-	-	148,885	148,885
Change in net unrealized capital gains	-	-	(9,300)	(9,300)
Change in net deferred taxes	-	-	(85,865)	(85,865)
Change in nonadmitted assets	-	-	36,469	36,469
Change in asset valuation reserve	-	-	14,758	14,758
Change in reserve on accout of change in	-	-
valuation basis, (increase) or decrease	-	-	(31)	(31)
Extraordinary dividends to stockholder	-	-	(179,000)	(179,000)
Change in surplus as a result of reinsurance			15,240	15,240
Balances at December 31, 2017	6,600	3,199	459,059	468,858
Net Income	-	-	159,556	159,556
Change in net unrealized capital gains	-	-	(68)	(68)
Change in net deferred taxes	-	-	2,229	2,229
Change in nonadmitted assets	-	-	(1,702)	(1,702)
Change in asset valuation reserve	-	-	5,990	5,990
Extraordinary dividends to stockholder	-	-	(190,000)	(190,000)
Gain on disposal of own use real estate	-	-	2,609	2,609
SSAP No. 3 for prior year affilate gain	-	-	420	420
Amortization of gain on real estate from
special surplus to unassigned surplus	-	-	269	269
Balances at December 31, 2018	6,600	3,199	438,362	448,161
Net Income	-	-	161,995	161,995
Change in net unrealized capital gains	-	-	133	133
Change in net deferred taxes	-	-	5,433	5,433
Change in nonadmitted assets	-	-	202	202
Change in asset valuation reserve	-	-	(3,970)	(3,970)
Extraordinary dividends to stockholder	-	-	(172,000)	(172,000)
SSAP No.3 for ceded fund value
in excess of reserve			(157)	(157)
Balances at December 31, 2019	$6,600	$3,199	$429,998	$439,797

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2019, 2018 and 2017

(in thousands of dollars)	2019	2018	2017
Cash from operations
Premiums collected net of reinsurance	$544,576	$544,934	$547,074
Net investment income	169,368	173,093	220,148
Miscellaneous income	220,081	218,426	220,225
Cash provided by operating activities	934,025	936,453	987,447
Benefits and loss related payments	393,036	442,299	487,981
Net transfers (from) / to separate accounts	(1,618)	(1,662)	(285)
Commissions, expenses paid and write-ins	288,737	321,132	315,473
Federal and foreign income taxes paid	56,434	28,318	58,100
Cash used in operating activities	736,589	790,087	861,269
Net cash from operations	197,436	146,366	126,178
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	556,900	384,724	693,773
Common stocks	770	2,990	80,710
Mortgage loans	51,850	17,360	13,055
Real estate	-	68,280	41,252
Miscellaneous proceeds	2,911	17,497	3,155
Cash provided by investing activities	612,431	490,851	831,945
Cost of investments acquired (long-term only):
Bonds	611,178	376,599	688,078
Common stocks	-	-	15,574
Mortgage loans	33,087	15,951	3,061
Real estate	10,397	705	32,710
Other invested assets	-	-	100,000
Miscellaneous applications	-	-	12,740
Cash paid for investing activities	654,662	393,255	852,163
Net (decrease) / increase in contract loans and
premium notes	2,020	(816)	(430)
Net cash provided by / (used in) investments	(44,251)	98,412	(19,788)
Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts
and other insurance liabilities	10,915	4,419	9,950
Dividends to stockholder	(172,000)	(190,000)	(179,000)
Other cash (applied) / provided	8,115	(15,578)	25,620
Net cash used by financing and
miscellaneous sources	(152,970)	(201,159)	(143,430)
Net change in cash, cash equivalents and
short-term investments	215	43,619	(37,041)
Cash, cash equivalents and short-term investments
Beginning of year	112,812	69,193	106,234
End of year	$113,027	$112,812	$69,193

As part of a reinsurance transaction with RGA in 2017, FNWL exchanged bonds with the book value of $2.1 billion in exchange for the assumption of FNWL's Deferred annuity, Variable annuity and Structured settlement reserves as a non-cash reinsurance transaction.

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

1. Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the "Company"), a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Insurance Group Ltd ("ZIG"). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the "Exchanges").

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner ("OIC"). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company's life, accident and health or annuity products.

Going Concern

The Company's management periodically evaluates whether there is substantial doubt about the Company's ability to continue as a going concern. Such substantial doubt is determined when relevant conditions and events, considered in the aggregate, indicate that it is probable that the Company will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Management has determined that there is not a substantial doubt about the Company's ability to continue as a going concern.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2019.

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management's intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve ("AVR") is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve ("IMR") is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management's best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium- paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders' claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life ("VUL") and is licensed to issue deferred variable annuity contracts although it suspended issuance of "new" variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the "Accounts"), which are legally segregated from the general assets of the Company.

Please see Note 14 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner's Standard Ordinary ("CSO") and Commissioners Extended Term ("CET") mortality tables with interest rates from 2.25% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For some plans issued on or after January 1, 2017, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. This will apply to all plans issued on or after January 1, 2017 after the end of the 3-year transition period.

•Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality ("IAM"), 1983 Table A, Annuity 2000, 2012 IAR, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.50% to 6.00%.

•Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

•Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.00% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2019 and 2018, the Company had approximately $4,345,291,000 and

$5,668,163,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2019 and 2018, the total in force for VM-20 reserves are $43,940,806,000 and $30,917,265,000 respectively. The excess VM-20 deterministic/stochastic reserve over NPR are $0 for both 2019 and 2018.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or

2)estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2019, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2019, the excess of minimum statutory reserves net of deferred and uncollected premiums is $14,397,000 while the tax reserves are $13,411,000.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2019 and 2018 was approximately $610,000 and $705,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, estimated, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2019 or December 31, 2018. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan's investment and the risk profile of the collateral.

•Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classification: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets Independent appraisals are obtained every three years on investment held for production of income and held for sale; if fair value is less than book value, an impairment loss is recognized. These properties are accounted for under

NAIC Statement of Statutory Accounting Principles ("SSAP") 40R.

•Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R.

•Securities lending reinvested collateral assets-at cost or amortized cost. In December 2018, FNWL terminated the securities lending program with Bank of New York Mellon. In February 2020, the Company entered into a new agreement with State Street to begin securities lending transactions.

•Short-term investments – at cost or amortized cost.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2019 and 2018 was $80,000 and $9,000, respectively.

Federal Income Taxes

The Company has applied the SSAP No. 101, "Income Taxes." Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2019 and 2018, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 13 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years, this was a change as of July 2016 due to alignment with changes in policy from ZIG. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2019 and 2018 are as follows:

(in thousands of dollars)	2019	2018	Change
Gross EDP Equipment	$1,343	$89	$1,254
Accumulated Depreciation	(317)	(60)	(257)
Net EDP	1,026	29	997
Non-Admitted EDP	(1,026)	(29)	(997)

Net Admitted EDP	$-	$-	$-

Depreciation expense on electronic data processing equipment assets was $257,000, $30,000 and $48,000 for the year ended December 31, 2019, 2018 and 2017, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company's management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At March 31, 2019, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 line 5304 Column 1 in the amount of ($157,000), net of tax, to correct a missing accrual of certain ceded Variable Annuity reserves.

At September 30, 2018, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 Line 5302 Column 1 in the amount of $420,000 to correct a reclassification of a prior year affiliate gain.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2019.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

3. Investments

The components of investment income by type of investment for the years ended December 31, 2019, 2018 and 2017 are as follows:

(in thousands of dollars)	2019	2018	2017
Bonds	$117,079	$117,241	$146,661
Common stocks (unaffiliated)	-	-	87
Mortgage loans	22,686	21,577	22,281
Investment real estate	10,802	11,431	12,604
Contract loans	19,242	19,643	19,981
Short-term investments	2,342	2,012	732
Other	3,913	4,364	805
Gross investment income	176,064	176,268	203,151
Less: Investment expenses	(14,895)	(13,878)	(16,509)
Net investment income	$161,169	$162,390	$186,642

Investment expenses included the following fees paid to the Company's various affiliated investment managers:

In 2019, 2018 and 2017, the Company's investment expense included fees of approximately $340,000, $340,000 and $327,000, respectively, to its Parent Company, FGI.

In 2019, 2018 and 2017, the Company's investment expenses included fees of approximately $501,000, $404,000 and $649,000, respectively, to Zurich Investment Services.

In 2019, 2018 and 2017, the Company's investment expenses included fees of approximately $1,825,000, $1,888,000, $2,002,000, respectively, to Zurich Global Investment Management.

In 2019, 2018 and 2017, the Company's investment expenses included fees of approximately $465,000, $552,000 and $390,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2019, 2018 and 2017 are as follows:

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

(in thousands of dollars)	2019	2018	2017
Bonds	$5,347	$(4,564)	$173,062
Common stocks (unaffiliated)	(31)	484	15,137
Common Stocks of affiliates	-	-	317
Short-term investments	14	3	(4)
Investment real estate	-	40,055	14,648
Aggregate write-ins for capital gains	-	3,153	2,159
	5,330	39,131	205,319
Transfer to interest maintenance reserve	(4,225)	3,605	(112,957)
Add: Tax expense on net realized gains	(963)	(4,071)	(60,750)
Net realized gains	$142	$38,665	$31,612

Impairment losses included in realized gains and losses above was $12,000, $0 and $0 for the years ended December 31, 2019, 2018 and 2017, respectively.

Unrealized Gains and Losses on Fixed Maturities and Equity Securities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2019 and 2018 are as follows:

		2019
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Fixed Maturities
U.S. governments	$333,010	$12,632	$(202)	$345,440
Non-U.S. governments	2,355	105	-	2,460
States, territories and possessions	5,201	1,827	-	7,028
Political subdivisions	18,971	5,919	-	24,890
Special revenues	63,037	20,124	-	83,161
Industrial and miscellaneous	1,712,347	174,937	(4,180)	1,883,104
Total bonds	2,134,921	215,544	(4,382)	2,346,083
Loan-backed securities	767,096	19,806	(2,185)	784,717
Total fixed maturities	$2,902,017	$235,350	$(6,567)	$3,130,800
Equity Securities
Industrial and miscellaneous (unaffiliated)	-	-	-	-
Total bonds	$-	$-	$-	$-

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

		2018
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Fixed Maturities
U.S. governments	$313,990	$2,896	$(6,038)	$310,848
Non-U.S. governments	2,353	105	-	2,458
States, territories and possessions	5,201	1,176	-	6,377
Political subdivisions	18,974	4,253	-	23,227
Special revenues	63,071	13,734	-	76,805
Industrial and miscellaneous	1,816,670	73,696	(30,064)	1,860,302
Total bonds	2,220,259	95,860	(36,102)	2,280,017
Loan-backed securities	626,739	2,863	(14,440)	615,162
Total fixed maturities	$2,846,998	$98,723	$(50,542)	$2,895,179
Equity Securities
In Industrial and miscellaneous (unaffiliated)	801	-	(169)	632
Total bonds	$801	$-	$(169)	$632

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31,

2019 and 2018 were as follows:

		2019
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
		Unrealized		Unrealized
(in thousands of dollars)	Fair Value	Losses	Fair Value	Losses
Fixed maturities
U.S. governments	$23,395	$(78)	$37,447	$(122)
Industrial and miscellaneous	54,105	(654)	23,655	(3,526)
Total bonds	77,500	(732)	61,102	(3,648)
Loan-backed securities	155,456	(1,577)	69,046	(610)
Total fixed maturities	$232,956	$(2,309)	$130,148	$(4,258)
Equity securities
Industrial and miscellaneous (unaffiliated)	-	-	-	-
Total equity securities	$-	$-	$-	$-
		2018
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
		Unrealized		Unrealized
(in thousands of dollars)	Fair Value	Losses	Fair Value	Losses
Fixed maturities
U.S. governments	$38,171	$(614)	$235,970	$(5,424)
Industrial and miscellaneous	328,899	(6,374)	527,352	(23,690)
Total bonds	367,070	(6,988)	763,322	(29,114)
Loan-backed securities	116,345	(1,280)	336,768	(13,160)
Total fixed maturities	$483,415	$(8,268)	$1,100,090	$(42,274)
Equity securities
Industrial and miscellaneous (unaffiliated)	632	(169)	-	-
Total equity securities	$632	$(169)	$-	$-

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

As of December 31, 2019, fixed maturities represented 100% of the Company's total unrealized loss amount, which was comprised of 87 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 54 securities, of which 99.2%, or $231,102,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2019 were comprised of 33 securities, with a total fair value of approximately $130,148,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security's book value basis is written down to current market value with the Company recognizing an impairment loss in current period's earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2019.

Loan-Backed Securities

There were no loan-backed securities impaired during 2019 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2019 and 2018 were as follows:

(in thousands)				December 31, 2019

	1	2	3	4	5	6	7
Book/Adjusted
		Carry Value		Recognized	Amortized Cost
		Amortzied cost	Present value of	Other-Than-	After Other-Than-		Date of Financial
		before current	Projected Cash	Temporary	Temporary-	Fair Value at	Statement where
CUSIP	Description	period OTTI	Flows	Impairment	Impairment	time of OTTI	reported
22540VG71	CSFB 2002-9 1A	214	202	(12)	202	234	12/31/2019

There were no loan-backed securities impaired in 2018.

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

5* Securities

A 5GI security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the NAIC Securities Valuation Office ("SVO"). NAIC 5GI is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal. The Company does not have any 5GI securities as of December 31, 2019.

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2019 and 2018 are as follows:

	2019	2018
Number of CUSIPs	15	8
Aggregate Amount of Investment Income	$756,679	$705,776

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2019 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

	Amortized	Fair
(in thousands of dollars)	Cost	Value
Due to 1 year or less	$208,310	$209,028
Due after 1 year through 5 years	598,393	613,308
Due after 5 years through 10 years	460,468	483,403
Due after 10 years	879,740	1,052,344
	2,146,911	2,358,083
Loan-backed securities	767,096	784,717
Total bonds	$2,914,007	$3,142,800

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2019, 2018 and 2017 are as follows:

	Gross	Gross
(in thousands of dollars)	Gains	Losses	Proceeds
2019
Bonds	$6,840	$(1,687)	$361,987
Common Stocks	61	(92)	770
	$6,901	$(1,779)	$362,757
2018
Bonds	$1,880	$(5,497)	$171,800
Common Stocks	510	(27)	2,991
	$2,390	$(5,524)	$174,791
2017
Bonds	$192,989	$(19,973)	$2,714,282
Common Stocks	15,399	(263)	69,906
	$208,388	$(20,236)	$2,784,188

Bonds with an amortized cost of approximately $4,079,000 and $4,128,000 were on deposit with regulatory authorities at December 31, 2019 and 2018, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,596,000 and $4,579,000 as of December 31, 2019 and 2018, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately

13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2019, 2018 and 2017, respectively. Market values for these two bonds were approximately $18,074,000 and $90,371,000, respectively, as of December 31, 2019. Market values for these two bonds as of December 31, 2018 were approximately $16,330,000 and $81,649,000, respectively.

Commercial Mortgage Loans

As of December 31, 2019, the Company owned 156 commercial mortgage loans, comprised of office, industrial, multifamily, hospitality, self-storage retail properties, senior living, and other totaling $558,517,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2019. As of December 31, 2019, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates were 4.09% and 3.05%, respectively. The maximum allowed percentage of any one loan to value ("LTV") of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2019 and 2018 was as follows:

Loan Quality Rating
(in thousands of dollars)		2019
	#	Principal	%
"A+"	50	$215,635	38.6%
"A"	60	117,822	21.1%
"A-"	37	146,332	26.2%
"B+"	2	18,260	3.3%
"B"	5	41,265	7.4%
"B-"	2	19,203	3.4%
TOTAL	156	558,517	100.0%
Weighted Average Quality Rating is B+
Property Type
(in thousands of dollars)		2019
	#	Principal	%
Office	22	$189,512	33.9%
Multifamily	29	122,402	21.9%
Industrial	40	96,219	17.2%
Retail	19	110,638	19.8%
Hospitality	2	10,163	1.8%
Senior Living	39	9,328	1.7%
Self Storage	2	13,106	2.4%
Other	3	7,149	1.3%
Totals	156	558,517	100.0%
Loan Quality Rating
(in thousands of dollars)		2018
	#	Principal	%
"A+"	48	$205,490	35.5%
"A"	19	98,092	17.0%
"A-"	66	164,464	28.5%
"B+"	10	66,895	11.6%
"B"	4	26,389	4.6%
"B-"	2	15,950	2.8%
TOTAL	149	577,280	100.0%
Weighted Average Quality Rating is B+
Property Type
(in thousands of dollars)		2018
	#	Principal	%
Office	19	$175,525	30.3%
Multifamily	29	137,105	23.8%
Industrial	36	111,723	19.4%
Retail	19	112,018	19.4%
Hospitality	2	10,574	1.8%
Senior Living	39	9,616	1.7%
Self Storage	2	13,243	2.3%
Other	3	7,476	1.3%
Totals	149	577,280	100.0%

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

The Company's mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2019 and 2018 was as follows:

(in thousands) December 31, 2019
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$-	$6,081	$-	$3,394	$-	$-	$-	$-	$9,475
CA	-	32,640	77,828	44,355	-	-	22,126	7,926	184,875
CO	-	2,973	11,918	-	-	-	-	-	14,891
CT	-	10,000	-	-	-	-	8,966	-	18,966
DC	-	-	-	-	-	-	67,002	-	67,002
FL	-	2,225	4,198	4,416	-	-	7,510	-	18,349
GA	-	-	-	4,535	-	-	-	-	4,535
ID	1,540	-	-	-	-	-	-	-	1,540
IL	-	-	-	334	-	-	-	-	334
IN	-	-	-	43	-	-	-	-	43
KY	-	-	-	4,128	-	-	-	-	4,128
LA	-	1,937	-	-	-	-	-	-	1,937
MA	-	-	-	-	-	-	19,609	-	19,609
MD	660	-	-	8,299	-	-	-	-	8,959
MI	333	-	-	-	7,149	-	-	-	7,482
MT	783	-	-	-	-	-	-	-	783
NJ	-	13,320	-	147	-	-	-	-	13,467
NV	932	-	-	50	-	-	-	-	982
NY	-	-	2,129	-	-	-	43,919	-	46,048
OH	-	-	-	9,030	-	-	-	-	9,030
OR	3,051	2,425	-	-	-	-	15,000	-	20,476
PA	-	4,759	9,203	2,671	-	-	-	-	16,633
SC	-	-	-	1,676	-	-	-	-	1,676
TN	-	-	-	4,155	-	1,903	-	-	6,058
TX	-	43,222	-	8,041	-	8,260	5,381	5,180	70,084
VA	-	-	5,363	929	-	-	-	-	6,292
WA	2,027	2,820	-	-	-	-	-	-	4,847
WI	-	-	-	16	-	-	-	-	16
Totals	$9,326	$122,402	$110,639	$96,219	$7,149	$10,163	$189,513	$13,106	$558,517

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

(in thousands) December 31, 2018
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$-	$6,081	$-	$12,540	$-	$-	$-	$-	$18,621
CA	-	48,215	78,374	43,660	-	-	24,249	8,063	202,561
CO	-	2,647	12,212	891	-	-	-	-	15,750
CT	-	10,000	-	-	-	-	9,184	-	19,184
DC	-	-	-	-	-	-	56,843	-	56,843
FL	-	1,163	4,344	4,207	-	-	7,510	-	17,224
GA	-	-	-	8,163	-	-	-	-	8,163
ID	1,590	-	-	-	-	-	-	-	1,590
IL	-	-	-	674	-	-	-	-	674
KY	-	-	-	4,094	-	-	-	-	4,094
LA	-	1,937	-	-	-	-	-	-	1,937
MA	-	-	-	-	-	-	19,793	-	19,793
MD	672	-	-	8,131	-	-	-	-	8,803
MI	339	-	-	-	7,476	-	-	-	7,815
MN	-	-	-	1,771	-	-	-	-	1,771
MT	809	-	-	-	-	-	-	-	809
NJ	-	13,740	-	-	-	-	-	-	13,740
NV	963	-	-	-	-	-	-	-	963
NY	-	-	2,174	-	-	-	41,030	-	43,204
OH	-	-	-	8,790	-	-	-	-	8,790
OR	3,151	2,425	-	-	-	-	15,000	-	20,576
PA	-	4,976	9,406	2,661	-	-	-	-	17,043
SC	-	-	-	1,470	-	-	-	-	1,470
TN	-	-	-	4,012	-	1,956	-	-	5,968
TX	-	43,101	-	9,730	-	8,618	-	5,180	66,629
VA	-	-	5,508	929	-	-	-	-	6,437
WA	2,093	2,820	-	-	-	-	1,915	-	6,828
Totals	$9,617	$137,105	$112,018	$111,723	$7,476	$10,574	$175,524	$13,243	$577,280

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2019 and 2018 was as follows:

(in thousands)	December 31, 2019
	<51%	51%-70%	71%-90%	Totals
Hospitality	$1,903	$8,260	$-	$10,163
Multifamily	31,602	74,850	15,950	122,402
Office	68,341	121,171	-	189,512
Retail	28,546	72,889	9,203	110,638
Self-Storage	5,180	7,926	-	13,106
Industrial	32,129	63,696	394	96,219
Senior Living	-	9,328	-	9,328
Other	7,149	-	-	7,149
Totals	$174,850	$358,120	$25,547	$558,517

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

(in thousands)	December 31, 2018
	<51%	51%-70%	71%-90%	Totals
Hospitality	$1,957	$8,617	$-	$10,574
Multifamily	26,295	94,860	15,950	137,105
Office	65,812	109,713	-	175,525
Retail	24,508	87,510	-	112,018
Self-Storage	5,180	8,063	-	13,243
Industrial	34,068	77,655	-	111,723
Senior Living	-	9,616	-	9,616
Other	7,476	-	-	7,476
Totals	$165,296	$396,034	$15,950	$577,280

See Note 2 for additional information on accounting policy related to mortgage loans.

Real Estate

Real estate investments at December 31, 2019 and 2018 were as follows:

(in thousands of dollars)
	2019	2018
Original book value:
Property held for the production of income	$130,054	$119,656
Accumulated depreciation	(13,233)	(10,368)
Total real estate assets	$116,821	$109,288

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2019, The Company owns the following legal entities: DEN Retail 1, LLC, BOS Office 3, LLC, POR Office 1, LLC, CHI Ind 1, LLC, Miami Industrial 2, LLC, DC Retail 1, LLC, and DEN Ind 1, LLC. There were no impairments recognized in 2019, 2018 or 2017. In October 2018, the Company classified the Potrero property (SF Industrial 1, LLC), as held for sale in the amount of $23,300,000. In December 2018, Potrero was sold with a gain of $36,400,000. In 2019, there were no properties classified as held for sale.

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. With the same effective date, the Exchange may also prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Restricted Assets

As of December 31, 2019 and 2018, total restricted assets amounted to $4,079,000 and

$4,128,000 respectively. Of these assets, bonds and short term investments on deposit were for state insurance departments to satisfy regulatory requirements, while reverse repurchase receivable represented collateral reinvestment from the security lending transactions.

(in thousands)	December 31, 2019
							Admitted
						Gross	Restricted
					Total	Restricted	to Total
Restricted Asset	Total General		Total from	Increase/	Admitted	to Total	Admitted
Category	Account (G/A)	Total	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to reverse
repurchase
agreements	$-	$-	$-	$-	$-	0.000%	0.000%
On deposit with states	$4,079	$4,079	$4,128	$(49)	$4,079	0.077%	0.078%
regulatory bodies
Total restricted assets	$4,079	$4,079	$4,128	$(49)	$4,079	0.077%	0.078%
(in thousands)	December 31, 2018
							Admitted
						Gross	Restricted
					Total	Restricted	to Total
Restricted Asset	Total General		Total from	Increase/	Admitted	to Total	Admitted
Category	Account (G/A)	Total	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to reverse
repurchase
agreements	$-	$-	$10,678	$(10,678)	$-	0.000%	0.000%
On deposit with states	$4,128	$4,128	$4,175	$(47)	$4,128	0.081%	0.082%
regulatory bodies
Total restricted assets	$4,128	$4,128	$14,853	$(10,725)	$4,128	0.081%	0.082%

4. Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or liability's classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1 Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Level 2 Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.Quoted prices for similar assets or liabilities in active markets;

b.Quoted prices for identical or similar assets or liabilities in non-active markets;

c.Inputs other than quoted market prices that are observable;

d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3 Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management's own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company's fair value level classifications policy for 2019 or 2018.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2019 and 2018 about the Company's financial assets and liabilities measured at fair value:

		2019
(in thousands of dollars)	Level 1	Level 2	Level 3		Total
Assets at fair value
Separate account assets	932,015	-		-	932,015
Total assets at fair value	$932,015	$-		$-	$932,015
Liabilities
Separate account liabilities	$-	$932,015		$-	$932,015
Total liabilities at fair value	$-	$932,015		$-	$932,015
		2018
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Common Stocks	$607	$-	$25	$632
Separate account assets	746,273	-	-	$746,273
Total assets at fair value	$746,880	$-	$25	$746,905
Liabilities

Separate account liabilities	$-	$746,273	$-	$746,273
Total liabilities at fair value	$-	$746,273	$-	$746,273

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Level 1 Financial Assets

Common Stocks

Common stock assets in Level 1 include securities that are actively traded and valued through obtained quotations from independent sources.

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company's revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company's obligation to return the separate account assets to the contract holders and are not included in the Company's revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Level 3 Financial Assets

Common Stocks

The amount in Level 3 for Common stocks in 2018 represents equity warrants in a single entity. There is little, if any, market activity for these equity warrants. Fair Value of these warrants is provided by the third party asset manager.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2019 and 2018. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

		Gains (Losses)		Gains (Losses)
	Balance at	Included		Included in					Balance at
	January 1,	in		Net					December 31,
(in thousands of dollars)	2019	Surplus		Income	Sales		Purchases		2019
Assets
Common Stock	$25		$-	$71		$(96)		$-		$-
		Gains (Losses)		Gains (Losses)
	Balance at	Included		Included in					Balance at
	January 1,	in		Net				December 31,
(in thousands of dollars)	2018	Surplus		Income	Sales		Purchases		2018
Assets
Common Stock	$2,220	$(14)		$-	$(2,181)		$-		$25

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level

3.There were no transfers in or out of Level 3 in 2019 and 2018.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2019 and 2018 about the fair values of the Company's financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars)	December 31, 2019
							Not
Type of Financial Instrument	Aggregate	Statement	Level 1	Level 2	Level 3		Practicable
	Fair Value	Value					(Carrying

							Value)
Assets at Fair Value
Bonds	$3,130,800	$2,902,017	$-	$3,109,471	$21,329		$-
Mortgage loans on real estate	573,555	558,517	-	-	573,555		-
Contract loans	416,249	284,822	-	-	416,249		-
Cash, cash equivalents and short-term investments	113,038	113,027	101,038	12,000	-		-
Surplus Debentures - Affiliated	104,122	100,000	-	-	104,122		-
Accrued investment income	35,448	35,448	35,448	-	-		-
Receivable for securities	143	143	143	-	-		-
Separate accounts	932,016	932,016	932,016	-	-		-
Total assets at fair value	$5,305,371	$4,925,990	$1,068,645	$3,121,471	$1,115,255		$-
Liabilities at Fair Value
Deferred annuities	$1,353,247	$1,356,689	$-	$1,353,247	$-		$-
Separate accounts	932,015	932,015	-	932,015	-		-
Payable for Securities	5,268	5,268	5,268	-	-		-
Total liabilities at fair value	$2,290,530	$2,293,972	$5,268	$2,285,262	$-		$-
(in thousands of dollars)	December 31, 2018
							Not
Type of Financial Instrument	Aggregate	Statement	Level 1	Level 2	Level 3		Practicable
	Fair Value	Value					(Carrying

							Value)
Assets at Fair Value
Bonds	$2,895,179	$2,846,999	$-	$2,853,748	$41,431			$-
Common stocks	632	632	607	-		25		-
Mortgage loans on real estate	571,623	577,280	-	-	571,623			-
Contract loans	388,532	282,879	-	-	388,532			-
Cash, cash equivalents and short-term investments	112,812	112,812	112,812	-		-		-
Surplus Debentures - Affiliated	99,489	100,000	-	-	99,489			-
Accrued investment income	36,881	36,881	36,881	-		-		-
Receivable for securities	299	299	299	-		-		-
Separate accounts	746,273	746,273	746,273	-		-		-
Total assets at fair value	$4,851,720	$4,704,055	$896,872	$2,853,748	$1,101,100			$-
Liabilities at Fair Value

Deferred annuities	$1,406,124	$1,411,304	$-	$1,406,124		$-		$-
Separate accounts	746,273	746,273	-	746,273		-		-
Payable for Securities	2,527	2,527	2,527	-		-		-
Total liabilities at fair value	$2,154,924	$2,160,104	$2,527	$2,152,397		$-		$-

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2019 and 2018:

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields,

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 2 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

Unaffiliated Common Stocks

The fair values for unaffiliated common stocks are based on quoted market prices from third party sources.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential's assessment of the loan's level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2019 and 2018. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

5. Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $31,800,000, $37,113,000 and $39,113,000 for the years ended December 31, 2019, 2018 and 2017, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $30,548,000, $28,717,000, and $24,059,000 for the years ended December 31, 2019, 2018 and 2017, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington's business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company ("ZALICO"), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $51,000, $50,000, and $1,129,000 for the years ended December 31, 2019, 2018 and 2017 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $56,434,000 and $28,318,000 for the years ended December 31, 2019 and 2018 respectively. The current year prepayment was $51,200,000 and $42,500,000 for December 31, 2019 and 2018 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 8.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

For the period ended December 31, 2019 and 2018, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 7 for reinsurance related balances.)

(in thousands of dollars)	2019	2018
Receivables from related parties
ZALICO	$-	$12
Farmers Insurance Group Leasing	-	20
Total receivables from related parties	-	32
Payables to related parties
FGI	(7,889)	(7,760)
Farmers Insurance Exchange	(3,036)	(2,154)
Zurich Investment Services Limited	(128)	(124)
Farmers Financial Services	-	(8)
Farmers Insurance Group Leasing	(6)	-
Total payables to related parties	(11,059)	(10,046)
Net payables to related parties	$(11,059)	$(10,014)

6. Security Lending Arrangement

In December 2018, FNWL terminated the securities lending program with the Bank of New York Mellon. The agreement authorized the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provided the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral was unrestricted.

The securities were marked-to-market on a daily basis, and the collateral was adjusted on the next business day. The cash collateral is reinvested in overnight repurchases, backed by US governmental and agency securities equal to at least 102% of the cash, which cannot be re- pledged. Income earned from the security lending arrangement was shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $0, $84,000, and $114,000 in 2019, 2018, and 2017, respectively.

Both the aggregated cash collateral received and aggregated cash collateral reinvested were $0 at December 31, 2019 and 2018.

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing:

a.The company allowed for reverse repo transactions. Securities Lenders took risks to earn extra spread between income from investment of collateral and rebates paid to the securities borrowers. Therefore, cash collateral was only reinvested based on tight guidelines.

b.All repurchase agreements were Tri-Party trades.

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

c.Original (Flow) & Residual Maturity:

There were no original (flow) & residual maturity in 2019.

d.Fair Value of Securities Acquired Under Repo:

There were no fair value of securities acquired under repo in 2019.

e.Securities Acquired Under Repo – by NAIC Designation: None for December 31, 2019 and 2018.

f.Collateral Received:

There were no collateral received in 2019.

g.Allocation of Aggregate Collateral by Remaining Contractual Maturity: None for December 31, 2019 and 2018.

h.Recognized Receivable for Return of Collateral:

There were no recognized receivable for return of collateral in 2019.

i.As of December 31, 2019 and December 31, 2018 there was no liability recognized to return cash collateral.

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

7. Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2019 and 2018, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $338,636,000, $309,168,000 and $276,998,000 for the years ended December 31, 2019, 2018, and 2017, respectively. Claims ceded to ZIC were approximately $102,639,000, $96,459,000 and $80,897,000 for the years ended December 31, 2019, 2018 and 2017, respectively. Changes in reserves ceded to ZIC were approximately $124,139,000, $136,625,000 and $138,166,000 for the years ended December 31, 2019, 2018 and 2017, respectively.

Premiums assumed from unaffiliated companies approximated $162,000, $193,000 and $234,000 for the years ended December 31, 2019, 2018 and 2017, respectively. Premiums ceded to unaffiliated companies approximated $190,204,000, $195,796,000 and $2,487,097,000 for the years ended December 31, 2019, 2018 and 2017, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $314,000, $248,000 and $157,000 for the years ended December 31, 2019, 2018 and 2017, respectively. Claims ceded to unaffiliated companies were approximately $132,929,000, $143,104,000 and $139,785,000 for the years ended December 31, 2019, 2018 and 2017, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($72,000), ($269,000), and ($644,000) for the years ended December 31, 2019, 2018 and 2017, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($110,766,000), ($102,381,000) and $2,066,421,000 for the years ended December 31, 2019, 2018 and 2017, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2019 and 2018 would be approximately $10,952,000 and $15,033,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2019, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2019, there were $331.3 million of Primary Security assets held in Trust on behalf of the Company.

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Required Level of Primary Security ($000,000) as of 12/31/2019
	Farmers	Farmers Indexed
Simple Term	Value Term	Universal Life	Total
1.48	17.93	59.79	79.20

On May 17th, 2017, with an effective date of April 1, 2017, the Company executed a reinsurance agreement with the Reinsurance Group of America, Incorporated ("RGA") for the Company's Deferred Annuity, Structured Settlement and Variable Annuity blocks of business. The Deferred Annuity, Structured Settlement and general account of the Variable Annuity blocks were reinsured on a coinsurance basis, while the separate account of the Variable Annuity block was reinsured on a modified coinsurance basis. Approximately $2,280,901,000 in assets were transferred and recorded as premium and $2,107,981,000 in statutory reserves were transferred through the reinsurance transaction. An initial ceding commission of $23,446,000 was paid from RGA to the Company at inception of the transaction. The total transaction costs were $2,328,000.

8. Surplus and Restrictions

Statutory surplus of approximately $439,797,000 and $448,161,000 as of December 31, 2019 and 2018, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2019 and 2018 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or

(ii)the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2019 and 2018 are $43,980,000 and $44,816,000, respectively. Dividends are approved by the board of directors.

On May 15, 2019, the Company declared an extraordinary dividend in the amount of $75,000,000 that was paid to FGI on June 20, 2019 with the non-disapproval of the Washington Office of the Insurance Commissioner. On November 20, 2019, the Company declared an extraordinary dividend in the amount of $97,000,000 that was paid to FGI on December 20, 2019 with the non- disapproval of the Washington Office of Insurance Commissioner.

9. Employees' Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee's compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee's account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee's age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were "grandfathered" in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees' 401K Savings Plan as explained in note 11.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately

$435,000, $16,615,000 and $14,153,000 for the years 2019, 2018 and 2017, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

10. Employees' Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a

401K Savings Plan and the Short-Term Incentive Plan ("STIP") award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Effective January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees 401K Savings Plan, regardless of contribution. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company's 401K Savings Plan.

The Company's share of expenses for the STIP award program for the years ended December 31, 2019, 2018 and 2017 was approximately $5,490,000, $5,797,000 and $5,923,000, respectively. Additionally, the Company's contributions to the 401K Savings Plan totaled $3,855,000, $2,078,000 and $2,286,000 for the years ended December 31, 2019, 2018, and 2017, respectively.

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

11. Federal Income Taxes

The components of the Company's net deferred tax asset ("DTA") / deferred tax liability ("DTL") as of December 31, 2019 and 2018 are as follows:

		2019
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$133,417	$195	$133,612
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	133,417	195	133,612
Deferred tax assets nonadmitted	(58,063)	-	(58,063)
Subtotal net admitted deferred tax assets	75,354	195	75,549
Deferred tax liabilities	(21,609)	-	(21,609)
Net admitted deferred tax asset	$53,745	$195	$53,940
		2018
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$129,784	$533	$130,317
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	129,784	533	130,317
Deferred tax assets nonadmitted	(53,631)	-	(53,631)
Subtotal net admitted deferred tax assets	76,153	533	76,686
Deferred tax liabilities	(23,750)	(4)	(23,754)
Net admitted deferred tax asset	$52,403	$529	$52,932
		Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$3,633	$(338)	$3,295
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	3,633	(338)	3,295
Deferred tax assets nonadmitted	(4,432)	-	(4,432)
Subtotal net admitted deferred tax assets	(799)	(338)	(1,137)
Deferred tax liabilities	2,141	4	2,145
Net admitted deferred tax asset	$1,342	$(334)	$1,008

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

		2019
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years
recoverable through loss carrybacks	$-	$195	$195
Adjusted gross deferred tax assets expected to
be realized (excluding the amount of deferred tax
assets from above) after application of the
threshold limitation below	53,745	-	53,745
Adjusted gross deferred tax assets expected to
be realized following the balance sheet date	53,745	-	53,745
Adjusted gross deferred tax assets allowed per
limitation threshold	NA	NA	57,879
Adjusted gross deferred tax assets (excluding
the amount of deferred tax assets from above
offset by gross deferred tax liabilities)	21,609	-	21,609
Deferred tax assets admitted as the result of
application of SSAP No. 101	$75,354	$195	$75,549
Ratio percentage used to determine recovery
period and threshold limitation amount			683%
Amount of adjusted capital and surplus used to
determine recovery period and threshold
limitation above			$420,147

The SSAP No. 101 admission calculation components are as follows:

		2018
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years
recoverable through loss carrybacks	$-	$533	$533
Adjusted gross deferred tax assets expected to
be realized (excluding the amount of deferred tax
assets from above) after application of the
threshold limitation below	52,399	-	52,399
Adjusted gross deferred tax assets expected to
be realized following the balance sheet date	52,399	-	52,399
Adjusted gross deferred tax assets allowed per
limitation threshold	NA	NA	62,063
Adjusted gross deferred tax assets (excluding
the amount of deferred tax assets from above
offset by gross deferred tax liabilities)	23,754	-	23,754
Deferred tax assets admitted as the result of
application of SSAP No. 101	$76,153	$533	$76,686
Ratio percentage used to determine recovery
period and threshold limitation amount			699%
Amount of adjusted capital and surplus used to
determine recovery period and threshold
limitation above			$425,549

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

		Change
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years
recoverable through loss carrybacks	$-	$(338)	$(338)
Adjusted gross deferred tax assets expected to
be realized (excluding the amount of deferred tax
assets from above) after application of the
threshold limitation below	1,346	-	1,346
Adjusted gross deferred tax assets expected to
be realized following the balance sheet date	1,346	-	1,346
Adjusted gross deferred tax assets allowed per
limitation threshold	NA	NA	(1,405)
Adjusted gross deferred tax assets (excluding
the amount of deferred tax assets from above
offset by gross deferred tax liabilities	(2,145)	-	(2,145)
Deferred tax assets admitted as the result of
application of SSAP No. 101	$(799)	$(338)	$(1,137)
Ratio percentage used to determine recovery
period and threshold limitation amount			-16%
Amount of adjusted capital and surplus used to
determine recovery period and threshold
limitation above			$(5,402)

The impacts of tax planning strategies on the Company's DTAs are as follows:

2019

OrdinaryCapital

PercentPercent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage

Adjusted gross DTAs	$133,417	$195
Percentage of total adjusted gross DTAs by character
admitted because of the tax impact of tax planning
strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$75,354	$195
Percentage of net admitted adjusted gross DTAs
by tax character admitted because of tax planning
strategies attributable to that tax character	0%	0%

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

	2018
	Ordinary	Capital
	Percent	Percent
Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets by tax
character as a percentage
Adjusted gross DTAs	$129,784	$533
Percentage of total adjusted gross DTAs by character
admitted because of the tax impact of tax planning
strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$76,153	$533
Percentage of net admitted adjusted gross DTAs
by tax character admitted because of tax planning
strategies attributable to that tax character	0%	0%
	Change
	Ordinary	Capital
	Percent	Percent
Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets by tax
character as a percentage
Adjusted gross DTAs	$3,633	$(338)
Percentage of total adjusted gross DTAs by character
admitted because of the tax impact of tax planning
strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$(799)	$(338)
Percentage of net admitted adjusted gross DTAs
by tax character admitted because of tax planning
strategies attributable to that tax character	0%	0%

The Company's tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2019, 2018 and 2017 consisted of the following major components:

(in thousands of dollars)	2019	2018	2017
Current income tax
Federal income tax	$50,263	$34,368	$(2,407)
Federal income tax on net capital gains / (losses)	963	4,071	60,750
Federal income taxes incurred	$51,226	$38,439	$58,343

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2019 and 2018 were as follows:

(in thousands of dollars)
Deferred tax assets
Ordinary
Deferred acquisition costs	$
Life insurance reserves
Compensation and benefits accrual
Nonadmitted assets
Other
Statutory valuation allowance adjustment
Nonadmitted deferred tax assets
Admitted ordinary deferred tax assets
Capital
Investments
Unrealized loss on investments
Statutory valuation allowance adjustment
Nonadmitted deferred tax assets
Admitted capital deferred tax assets
Admitted deferred tax assets
Deferred tax liabilities
Ordinary
Deferred and uncollected premium
Fixed Assets
Market discount on bonds
Policyholder reserves
Internally developed software
Pension
Total ordinary deferred tax liabilities
Capital
Unrealized gain on investments
Total capital deferred tax liabilities
Total deferred tax liabilities
Net admitted deferred tax
assets	$
2019	2018	Change
83,265	$75,821	$7,444
44,367	44,187	180
1,757	3,716	(1,959)
2,364	3,644	(1,280)
1,664	2,416	(752)
133,417	129,784	3,633
-	-	-
(58,063)	(53,631)	(4,432)
75,354	76,153	(799)
195	494	(299)
-	39	(39)
195	533	(338)
-	-	-
-	-	-
195	533	(338)
75,549	76,686	(1,137)
18,207	18,721	(514)
1,544	778	766
828	616	212
552	-	552
478	1,517	(1,039)
-	2,118	(2,118)
21,609	23,750	(2,141)
-	4	(4)
-	4	(4)
21,609	23,754	(2,145)
53,940	$52,932	$1,008

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

The change in net deferred income taxes as of December 31, 2019 and 2018 was composed of the following:

(in thousands of dollars)	2019	2018	Change
Total deferred tax assets	$133,612	$130,317	$3,295
Total deferred tax liabilities	(21,609)	(23,754)	2,145
Net deferred tax asset (liability)	$112,003	$106,563	5,440
Tax effect of unrealized gains (losses)			35
Change in net deferred income tax			$5,475
(charge) benefit

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2019	2018	2017
Provision computed at statutory rate	$45,664	$40,822	$112,064
Nonadmitted assets	973	104	1,497
Prior year under/(over) accrual of income taxes	261	(3,351)	(197)
Amortization of interest maintenance reserve	(748)	(948)	(2,032)
Separate account dividend received deduction	(352)	(316)	(555)
Ceded fund value in excess of reserve booked in surplus	(42)	-	-
Realized gain on own use property in surplus	-	765	-
Change in tax rate	-	-	70,042
Ceding Commissions	-	-	5,334
Realized gain on reinsurance transaction	-	-	(42,050)
Other	(5)	(101)	105
	$45,751	$36,975	$144,208
Federal income tax incurred-operations	$50,263	$34,368	$(2,407)
Tax on capital gains (losses)	963	4,071	60,750
Change in net deferred income tax	(5,475)	(1,464)	85,865
Total statutory income taxes	$45,751	$36,975	$144,208

As of December 31, 2019, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount
2019	$963
2018	3,632
2017	60,675

There were no deposits admitted under IRC §6603.

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

The Company's federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

12. Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,302,000 and $1,381,000 for December 31, 2019 and December 31, 2018, respectively; and related premium tax benefit assets of $889,000 and $1,015,000 for December 31, 2019 and December 31, 2018, respectively. The amounts represent management's best estimates based on

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

information received from the states in which the Company writes business and may change due to many factors including the Company's share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's statements of assets, liabilities, capital and surplus, results of operations or cash flows.

13. Commitments

In 2013 as part of the Company's investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2019 and 2018 was approximately $35,970,000, including reinvestment of principal repayment and maturities, and $41,850,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2019 was approximately $41,483,000 including reinvestment of principal repayment and maturities.

In December 2005, the Company sold real property, Mercerdale, occupied by the Company for

$39,550,000. Under the terms of the agreement, the Company leased back the property from the purchaser for a period of 13 years. The sale-leaseback transaction did not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease. The gain of approximately $29,250,000 realized in this transaction was deferred and accreted to income in proportion to rent charged over the term of the lease. The Company moved locations in December 2018 from the Mercerdale office and is no longer receiving any economic benefit from the lease. The Company recognized approximately $6,800,000 and $2,159,000 of this gain for the years ended December 31, 2018 and 2017, respectively.

In March 2018, the Company sold a real property, OSL, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction has been deferred to Special Surplus and is being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. The Company has amortized approximately $550,000 of the gain to Unassigned Funds Surplus for the year ended December 31, 2019 and $269,000 for December 31, 2018. The remaining deferred gain on sale as of December 31, 2019 was $2,059,000 and is included in aggregate write-ins for special surplus liabilities on the balance sheet.

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2019, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31,
2020	$5,740
2021	2,336
2022	2,336
2023	2,037
2024 & later	9,728
Total future minimum payments required*	$22,177

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2019	2018	2017
Minimum rentals	$2,336	$3,821	$2,834
Less: Sublease rentals	-	(15)	(15)
	$2,336	$3,806	$2,819

14. Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2019, there were 36 subaccounts available for the VUL products,

46 subaccounts available for variable annuity, 41 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contract holders' claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company's statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

As of December 31, 2019 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally
Insulated
Assets
Farmers Variable Annuity	$210,193
Farmers Variable Universal Life	385,243
Farmers LifeAccumulator VUL	27,916
Farmers EssentialLife VUL	308,663
$932,015

Only the Company's Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2019 is $330,936,000. The fund value is $325,989,000. The maximum guarantee excess is $4,947,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Risk
Year	Charges
2019	$272
2018	296
2017	306
2016	303
2015	333

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate
Account
Year	Guarantees
2019	$96
2018	87
2017	209
2016	167
2015	47

Premiums, considerations or deposits received for the years ended December 31, 2019, 2018 and 2017, were approximately $123,003,000, $119,092,000 and $112,706,000, respectively.

Reserves for accounts with assets as of December 31, 2019 and 2018, at market value are approximately $911,878,000 and $725,884,000, respectively. The entire reserve amount is subject

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2019,

2018 and 2017 is as follows:

(in thousands of dollars)	2019	2018	2017
Transfers (from)/to as reported in the statements
of operations of the separate accounts	$(2,347)	$2,164	$728
Less: Sundry general income/(expense)	(128)	(160)	107
Transfers ceded to Reinsurer	2,052	157	(308)
Net transfers (from)/to separate accounts	$(423)	$2,161	$527

15. Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2019 and 2018:

	2019		2018
		Net of		Net of
(in thousands of dollars)	Gross	Loading	Gross	Loading
Type
Ordinary new business	$6,341	$891	$6,475	$1,077
Ordinary renewal	147,527	86,477	152,371	89,577
	$153,868	$87,368	$158,846	$90,654

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

16.Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2019 and 2018:

Individual Annuities
(in thousands of dollars)
Subject to discretionary withdrawal:
At book value less current surrender charge	of 5% or more
At fair value
Total with market value adjustment or at fair value
At book value without adjustment
(minimal or no charge or adjustment)
Not subject to discretionary withdrawal
Total
Reinsurance ceded
Total (net)
With current surrender charge of 5% or more that will have
less than 5% surrender charge in the subsequent year
Deposit-Type Contracts
(in thousands of dollars)
Subject to discretionary withdrawal:
At book value less current surrender charge	of 5% or more
At fair value
Total with market value adjustment or at fair value
At book value without adjustment
(minimal or no charge or adjustment)
Not subject to discretionary withdrawal
Total
Reinsurance ceded
Total (net)
With current surrender charge of 5% or more that will have
less than 5% surrender charge in the subsequent year
	2019
	Separate
	Account
General	with
Account	Guarantees	Total	% of Total
$149,873	$-	$149,873	7.5%
-	210,031	210,031	10.6
149,873	210,031	359,904	18.1
1,320,681	-	1,320,681	66.4
308,450	-	308,450	15.5
1,779,004	210,031	1,989,035	100.0%
1,714,651	-	1,714,651
64,353	210,031	$274,384
1,983	-	1,983
	2019
	Separate
	Account
General	with
Account	Guarantees	Total	% of Total
$-	$-	-	0.0%
-	-	-	0.0
-	-	-	0.0
259,035	-	259,035	57.0
195,229	-	195,229	43.0
454,264	-	454,264	100.0%
183,856	-	183,856
270,408	-	$270,408
-	-	-

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

Reconciliation	2019
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$63,235
Exhibit 5, Supplementary Contracts w/Life
Contigencies Section, Total (net)	933
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves - AG43	184
Exhibit 7, Deposit - Type Contracts, Line 14, Col. 1	270,408
Subtotal	334,760
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	210,031
Exhibit 3, Line 0399999, Col. 2	-
Policyholder dividend & coupon accumulations	-
Policyholder premiums	-
Guaranteed interest contracts	-
Other contract deposit funds	-
210,031
Combined Total	544,791
Individual Annuities and Deposit-type Contracts
(in thousands of dollars)		2018
		Separate
		Account
	General	with
	Account	Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$184,301	$-	184,301	7.4%
At fair value	-	190,107	190,107	7.6
Total with market value adjustment or at fair value	184,301	190,107	374,408	15.0
At book value without adjustment
(minimal or no charge or adjustment)	1,597,149	-	1,597,149	64.0
Not subject to discretionary withdrawal	524,923	-	524,923	21.0
Total	2,440,907	190,107	2,496,480	100.00%
Reinsurance ceded	1,979,293	-	1,979,293
Total (net)	461,614	190,107	$517,187

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2019:

Life
(in thousands of dollars)			2019
		General Account			Separate Account
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to Discretionary Withdrawal:
Term policies with cash value	$11,517	$11,517	$12,926	-	-	-
Universal Life	1,606,636	1,602,406	1,629,155	-	-	-
Universal Life with Secondary Guarantees	183,323	159,782	197,955	-	-	-
Indexed Universal Life	-	-	-	-	-	-
Indexed Universal Life with Secondary Guarantees	83,381	34,893	59,585	-	-	-
Indexed Life	-	-	-	-	-	-
Other Permanent Cash Value Life Insurance	1,086,231	1,086,231	1,251,831	-	-	-
Variable Lfie	-	-	-	-	-	-
Variable Universal Life	85,654	83,022	88,725	-	-	-
Miscellaneous Reserves	-	-	-	721,821	663,994	701,848
Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	-	-	2,124,323	-	-	-
Accidental Death Benefits	-	-	3,371	-	-	-
Disability - Active Lives	-	-	29,199	-	-	-
Disability - Disabled Lives	-	-	26,804	-	-	-
Miscellaneous Reserves	-	-	37,930	-	-	-
Total	3,056,742	2,977,851	5,461,804	721,821	663,994	701,848
Reinsurance ceded	83,381	34,893	2,095,962	0
Total (net)	2,973,361	2,942,958	3,365,842	721,821	663,994	701,848
Reconciliation	2019
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$3,284,599
Exhibit 5, Accidental Death Benefits Section, Total (net)	3,294
Exhibit 5, Disability - Acitve Lives Section, Total (net)	29,018
Exhibit 5, Disability - Disabled Lives Section, Total (net)	26,633
Exhibit 5, Miscellaneous Reserves Section, Total (net)	22,301
Subtotal	3,365,845
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	701,848
Exhibit 3, Line 0499999, Col. 2	-
Exhibit 3, Line 0599999, Col. 2	-
Subtotal (Lines (7) through (9)	701,848
Combined Total	4,067,693

17. Reconciliation to Annual Statement

At December 31, 2017 there was an annual statement to audited statement adjustment for the cash flow statement to tie back the federal and foreign income taxes paid line ($58,100,000) back to the actual cash payments made for the year ($66,500,000) net of the settlement with FGI for 2017 ($8,400,000).

There was an annual statement to audited statement adjustment as of December 31, 2017 for the cash flow statement presentation of the reinsurance transaction of $2,280,901,000 with Reinsurance Group of America. For the audited statement, we are presenting this as a non-cash

50

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Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2019, 2018 and 2017

related transaction. While this did not change the total cash balance within the balance sheet it did change the following lines within the cash flow statement which is reconciled below:

Statutory Cash Flow Statement
(in thousands of dollars)		2017 as	2017 as
		reported in	reported in
		annual	audited financial
		statements	statements
1.	Premiumns collected net of reinsurance	$(1,733,827)	$547,074
2.	Net Investment Income	$220,111	$220,148
5.	Benefits and loss related payments	$266,973	$487,981
9.	Federal and foreign income taxes paid	$52,960	$58,100
11.	Net cash from operations	$(1,928,613)	$126,178
12.	Bonds	$2,974,674	$693,773
12.8	Total investment proceeds	$3,112,846	$831,945
13.6	Miscellaneous applications	$17,843	$12,740
15.	Net cash from investments	$2,256,010	$(19,788)
16.4	Net deposits on deposit-type contracts other insurance	$(211,058)	$9,950
17.	Net cash from financing and miscellaneous sources	$(364,438)	$(143,430)
19.2	End of year cash balance	$69,193	$69,193

18. Subsequent Events

No material subsequent events have occurred since December 31, 2019 through April 29, 2020, the date at which the financial statements were issued, that would require adjustment to the financial statements.

During the first quarter of 2020 COVID-19 was declared a pandemic by the World Health Organization. The Company closed its offices beginning March 13, 2020 and requested all employees work from home and comply with local "stay at home" orders to reduce the risk of infection to staff and families. Operations have not been materially impacted by the office closure. The Company has considered the risks associated with COVID-19, the market, and closures of businesses on several aspects of the business, including the impact on future sales, valuation of financial assets, potential impairments, and assumptions used in calculating our significant estimates. The two largest threats to the Company would be a significant increase in deaths requiring a greater than planned outflow of cash and the impairment of invested assets backing our liabilities to policyholders. The current market environment continues to evolve and there remain significant uncertainties. Based on information currently available and analysis of multiple stress tests involving these two threats and including several other less impactful threats, the Company concludes it has sufficient capital, liquidity and investments to meet all its obligations throughout the pandemic.

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2019

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

Page(s)
Report of Independent Registered Public Accounting Firm	1-4
Financial Statements
Statement of Assets and Liabilities
December 31, 2019	5-13
Statement of Operations
Year Ended December 31, 2019	14-22
Statements of Changes in Net Assets
Years Ended December 31, 2019 and 2018	23-39
Notes to Financial Statements
December 31, 2019	40-67

pwc

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farmers Variable Life Separate Account A indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2019 and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds Insurance Series Asset Allocation	American Funds Insurance Series Capital Income
Fund (1)	Builder Fund (1)
American Funds Insurance Series Global Growth	American Funds Insurance Series Global Growth
and Income Fund (1)	Fund (1)
American Funds Insurance Series Growth Fund (1)	American Funds Insurance Series Growth-Income
Fund (1)
American Funds Insurance Series International	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Fund (1)	– Service Class Shares Sustainable U.S. Equity
Portfolio (1) (2)
BNY Mellon Variable Investment Fund – Service	BNY Mellon Variable Investment Fund – Service
Class Shares Opportunistic Small Cap Portfolio (1)	Class Shares Quality Bond Portfolio (1) (2)
(2)
Calvert Variable Series, Inc. VP SRI Mid Cap	DWS Investments VIT Funds – Class B Shares
Portfolio (1)	Equity 500 Index VIP (1)
DWS Variable Series I – Class A Shares Bond VIP	DWS Variable Series I – Class A Shares Core
(1)	Equity VIP (1)
DWS Variable Series I – Class A Shares CROCI®	DWS Variable Series I – Class A Shares Global
International VIP (1)	Small Cap VIP (1)
DWS Variable Series II – Class A Shares CROCI®	DWS Variable Series II – Class A Shares
U.S. VIP (1)	Government & Agency Securities VIP (1)
DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares High
Government Money Market VIP (1)	Income VIP (1)
DWS Variable Series II – Class A Shares Small Mid	Fidelity Variable Insurance Products ("VIP") Funds
Cap Growth VIP (1)	–Service Class VIP Growth Portfolio (1)
Fidelity Variable Insurance Products ("VIP") Funds	Fidelity Variable Insurance Products ("VIP") Funds
–Service Class VIP Index 500 Portfolio (1)	–Service Class VIP Mid Cap Portfolio (1)
Fidelity VIP Freedom Funds – Service Class 2	Fidelity VIP Freedom Funds – Service Class 2
Shares VIP Freedom 2005 Portfolio (1)	Shares VIP Freedom 2010 Portfolio (1)
Fidelity VIP Freedom Funds – Service Class 2	Fidelity VIP Freedom Funds – Service Class 2
Shares VIP Freedom 2015 Portfolio (1)	Shares VIP Freedom 2020 Portfolio (1)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021 T: 713 356 4000; F: 713 356 4717, www.pwc.com/us

Fidelity VIP Freedom Funds – Service Class 2	Fidelity VIP Freedom Funds – Service Class 2
Shares VIP Freedom 2025 Portfolio (1)	Shares VIP Freedom 2030 Portfolio (1)
Fidelity VIP Freedom Funds – Service Class 2	Fidelity VIP FundsManager Portfolios – Service
Shares VIP Freedom Income Portfolio (1)	Class 2 Shares VIP FundsManager 20% Portfolio
(1)
Fidelity VIP FundsManager Portfolios – Service	Fidelity VIP FundsManager Portfolios – Service
Class 2 Shares VIP FundsManager 50% Portfolio	Class 2 Shares VIP FundsManager 70% Portfolio
(1)	(1)
Fidelity VIP FundsManager Portfolios – Service	Franklin Templeton Variable Insurance Products
Class 2 Shares VIP FundsManager 85% Portfolio	Trust – Class 2 Developing Markets VIP Fund (1)
(1)
Franklin Templeton Variable Insurance Products	Franklin Templeton Variable Insurance Products
Trust – Class 2 Small – Mid Cap Growth VIP Fund	Trust – Class 2 Small Cap Value VIP Fund (1)
(1)
Goldman Sachs Variable Insurance Trust –	Goldman Sachs Variable Insurance Trust –
Institutional Class Mid Cap Value Fund (1)	Institutional Class Small Cap Equity Insights Fund
(1)
Goldman Sachs Variable Insurance Trust –	Janus Henderson VIT Balanced Portfolio (Service
Institutional Class Strategic Growth Fund (1)	Shares) (1)

Janus Henderson VIT Enterprise Portfolio (Service	Janus Henderson VIT Forty Portfolio (Institutional
Shares) (1)	Shares) (1)
PIMCO Variable Insurance Trust – Administrative	PIMCO Variable Insurance Trust – Administrative
Class Shares VIT International Bond Portfolio	Class Shares VIT Low Duration Portfolio (1)
(U.S. Dollar-Hedged) (1)
Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 1 Equity Funds Diversified International	Class 1 Equity Funds LargeCap Growth Account I
Account I (1) (3)	(1) (4)
Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 1 Fixed Income Funds Core Plus Bond	Class 1 Fixed Income Funds Government & High
Account I (1) (5)	Quality Bond Account I (1) (6)
Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 1 Fixed Income Funds Short-Term Income	Class 2 Shares Equity Funds Capital Appreciation
Account I (1) (7)	Account II (1)

Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares Equity Funds Diversified	Class 2 Shares Equity Funds Equity Income
International Account II (1) (8)	Account II (1)
Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares Equity Funds LargeCap Growth	Class 2 Shares Equity Funds MidCap Account II (1)
Account II (1) (9)

Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares Equity Funds SmallCap Account II	Class 2 Shares Fixed Income Funds Government &
(1)	High Quality Bond Account II (1) (10)

Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares Fixed Income Funds Income	Class 2 Shares Fixed Income Funds Short-Term
Account II (1) (11)	Income Account II (1) (12)

Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares - Strategic Asset Management	Class 2 Shares - Strategic Asset Management
("SAM") Portfolios SAM Balanced Portfolio (1)	("SAM") Portfolios SAM Conservative Balanced
Portfolio (1)
Principal Variable Contracts Funds, Inc. ("PVC") –	Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares - Strategic Asset Management	Class 2 Shares - Strategic Asset Management
("SAM") Portfolios SAM Conservative Growth	("SAM") Portfolios SAM Flexible Income Portfolio
Portfolio (1)	(1)
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares - Strategic Asset Management
("SAM") Portfolios SAM Strategic Growth Portfolio
(1)

(1)Statement of operations for the year ended December 31, 2019, and statements of changes in net assets for the years ended December 31, 2019 and 2018.

(2)Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

(3)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Diversified International I. June 14,2019, the PVC Diversified International II Subaccount merged with the PVC Diversified International I. The PVC Diversified International I was the surviving subaccount.

(4)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC LargeCap Growth I. June 7, 2019, the PVC LargeCap Growth II Subaccount merged with the PVC LargeCap Growth I. The PVC LargeCap Growth I was the surviving subaccount.

(5)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC Core Plus Bond I. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond I subaccount. The PVCCore Plus Bond subaccount I was the surviving subaccount.

(6)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Government & High Quality Bond I. June 14,2019, the PVC Government & High Quality Bond II Subaccount merged with the PVC Government & High Quality Bond I. The PVC Government & High Quality Bond I was the surviving subaccount.

(7)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Short-Term Income I. June 14, 2019, the PVC Short-Term Income II Subaccount merged with the PVC Short-Term Income I. PVC Short-Term Income I was the surviving subaccount.

(8)For the period (cessation of operations): January 1, 2019 to June 14, 2019 Diversified International Account II Subaccount. Effective June 14, 2019, the Diversified International Account II merged with the Diversified International Account I. The Diversified International Account I fund was the surviving subaccount.

(9)For the period (cessation of operations): January 1, 2019 to June 7, 2019 LargeCap Growth Account II Subaccount. Effective June 7, 2019, the LargeCap Growth Account II merged with the LargeCap Growth Account I. The LargeCap Growth Account I fund was the surviving subaccount.

(10)For the period (cessation of operations): January 1, 2019 to June 14, 2019 Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the Government & High Quality Bond Account II merged with the Government & High Quality Bond Account I. The Government & High Quality Bond Account I fund was the surviving subaccount.

(11)For the period (cessation of operations): January 1, 2019 to June 7, 2019 Income Account II Subaccount. Effective June 7, 2019, the Income Account II merged PVC Core Plus Bond I. The PVC Core Plus Bond I fund was the surviving subaccount.

(12)For the period (cessation of operations): January 1, 2019 to June 7, 2019 Short-Term Income Account II Subaccount. Effective June 14, 2019, the Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

Basis for Opinions

These financial statements are the responsibility of the Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Farmers Variable Life Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Farmers Variable Life Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLC

Houston, Texas

April 29, 2020

We have served as the auditor of one or more of the subaccounts of Farmers Variable Life Separate Account A since 2001.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

BNY Mellon
Sustainable U.S.
Equity Portfolio, Inc.
– Service Class
American Funds Insurance Series	Shares (1)
	Asset Allocation	Capital Income	Global Growth and			Growth-Income		Sustainable U.S.
	Fund	Builder Fund	Income Fund	Global Growth Fund	Growth Fund	Fund	International Fund	Equity Portfolio
Assets

Investments, at fair value	$2,209,065	$2,439,156	$2,188,332	$2,981,174	$12,969,562	$5,304,039	$845,166	$2,213,681
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	2,209,065	2,439,156	2,188,332	2,981,174	12,969,562	5,304,039	845,166	2,213,681
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$2,209,065	$2,439,156	$2,188,332	$2,981,174	$12,969,562	$5,304,039	$845,166	$2,213,681

Accumulation units outstanding	155,583	198,616	139,412	178,394	710,577	323,518	58,546	80,843
Shares owned in each portfolio	92,857	227,533	137,718	92,468	160,973	105,911	40,672	57,186
Market value per share	$23.79	$10.72	$15.89	$32.24	$80.57	$50.08	$20.78	$38.71
Cost of investments	$2,120,881	$2,294,518	$2,047,322	$2,707,632	$12,149,545	$5,125,455	$815,468	$2,011,840
Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$-	$-	$-	$-	$-	$-	$170,264
Accumulation units outstanding	-	-	-	-	-	-	-	7,767
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$21.92
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$2,209,065	$2,439,156	$2,188,332	$2,981,174	$12,969,562	$5,304,039	$845,166	$2,043,417
Accumulation units outstanding	155,583	198,616	139,412	178,394	710,577	323,518	58,546	73,076
Unit value of accumulation units	$14.20	$12.28	$15.70	$16.71	$18.25	$16.39	$14.44	$27.96

(1) Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

DWS Investments
BNY Mellon Variable Investment Fund –	Calvert Variable	VIT Funds – Class B
Service Class Shares (1)	Series, Inc.	Shares	DWS Variable Series I – Class A Shares
	Opportunistic Small	Quality Bond	VP SRI Mid Cap				CROCI®	Global Small Cap
	Cap Portfolio	Portfolio	Portfolio	Equity 500 Index VIP	Bond VIP	Core Equity VIP	International VIP	VIP
Assets

Investments, at fair value	$7,740,961	$1,407,259	$207,772	$2,606,060	$8,867,616	$4,705,954	$16,067,294	$13,753,985
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	7,740,961	1,407,259	207,772	2,606,060	8,867,616	4,705,954	16,067,294	13,753,985
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$7,740,961	$1,407,259	$207,772	$2,606,060	$8,867,616	$4,705,954	$16,067,294	$13,753,985

Accumulation units outstanding	362,912	84,167	7,376	119,677	510,659	175,012	1,828,667	607,331
Shares owned in each portfolio	195,232	117,369	6,317	112,719	1,561,200	416,088	2,186,026	1,343,163
Market value per share	$39.65	$11.99	$32.89	$23.12	$5.68	$11.31	$7.35	$10.24
Cost of investments	$7,499,697	$1,324,477	$196,642	$2,200,498	$8,834,682	$4,040,970	$15,788,221	$15,588,243
Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,142,687	$1,407,259	$207,772	$-	$7,995,134	$4,705,954	$13,742,534	$10,082,471
Accumulation units outstanding	247,446	84,167	7,376	-	448,115	175,012	1,614,507	398,309
Unit value of accumulation units	$20.78	$16.72	$28.16	$-	$17.84	$26.89	$8.51	$25.31
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$2,606,060	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	119,677	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$21.78	$-	$-	$-	$-
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$2,598,274	$-	$-	$-	$872,482	$-	$2,324,760	$3,671,514
Accumulation units outstanding	115,466	-	-	-	62,544	1	214,160	209,022
Unit value of accumulation units	$22.50	$-	$-	$-	$13.95	$-	$10.86	$17.57

(1) Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

		DWS Variable Series II – Class A Shares				Fidelity Variable Insurance Products ("VIP") Funds – Service Class
		Government &
		Agency Securities	Government Money		Small Mid Cap		VIP Index 500	VIP Mid Cap
	CROCI® U.S. VIP	VIP	Market VIP	High Income VIP	Growth VIP	VIP Growth Portfolio	Portfolio	Portfolio
Assets

Investments, at fair value	$38,536,676	$2,841,033	$2,096,117	$7,773,610	$556,551	$44,704,085	$45,862,082	$26,309,923
Dividends receivable	-	-	1,064	-	-	-	-	-
Total assets	38,536,676	2,841,033	2,097,181	7,773,610	556,551	44,704,085	45,862,082	26,309,923
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$38,536,676	$2,841,033	$2,097,181	$7,773,610	$556,551	$44,704,085	$45,862,082	$26,309,923

Accumulation units outstanding	988,352	166,801	191,242	320,863	57,075	1,470,102	1,500,856	877,460
Shares owned in each portfolio	2,390,613	251,419	2,096,118	1,247,770	40,743	568,032	143,705	807,300
Market value per share	$16.12	$11.30	$1.00	$6.23	$13.66	$78.70	$319.14	$32.59
Cost of investments	$32,495,303	$2,908,927	$2,096,117	$7,738,405	$590,973	$29,908,045	$27,502,752	$25,728,189
Variable Universal Life contracts with expenses of 0.90%
Net assets	$35,056,037	$1,821,387	$1,469,594	$5,257,492	$556,551	$27,463,179	$26,708,820	$10,690,049
Accumulation units outstanding	853,617	94,893	129,355	198,306	57,075	938,081	871,568	223,580
Unit value of accumulation units	$41.07	$19.19	$11.36	$26.51	$9.75	$29.28	$30.64	$47.81
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$319,730	$-	$-	$-	$-	$1,178,353	$-	$-
Accumulation units outstanding	19,698	-	-	-	-	45,174	-	-
Unit value of accumulation units	$16.23	$-	$-	$-	$-	$26.08	$-	$-
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$3,160,909	$1,019,646	$627,588	$2,516,118	$-	$16,062,552	$19,153,262	$15,619,874
Accumulation units outstanding	115,036	71,908	61,887	122,557	-	486,847	629,288	653,880
Unit value of accumulation units	$27.48	$14.18	$10.14	$20.53	$-	$32.99	$30.44	$23.89

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

Fidelity VIP
FundsManager
Portfolios – Service
Fidelity VIP Freedom Funds – Service Class 2 Shares	Class 2 Shares
	VIP Freedom 2005	VIP Freedom 2010	VIP Freedom 2015	VIP Freedom 2020	VIP Freedom 2025	VIP Freedom 2030	VIP Freedom	VIP FundsManager
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	20% Portfolio
Assets

Investments, at fair value	$145,342	$146,199	$228,931	$1,215,070	$1,847,393	$8,368,731	$770,628	$1,003,464
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	145,342	146,199	228,931	1,215,070	1,847,393	8,368,731	770,628	1,003,464
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$145,342	$146,199	$228,931	$1,215,070	$1,847,393	$8,368,731	$770,628	$1,003,464

Accumulation units outstanding	8,577	7,848	11,872	61,519	87,984	390,333	49,597	66,891
Shares owned in each portfolio	11,426	10,976	17,449	87,289	121,459	550,937	65,142	89,997
Market value per share	$12.72	$13.32	$13.12	$13.92	$15.21	$15.19	$11.83	$11.15
Cost of investments	$136,242	$138,835	$219,733	$1,106,117	$1,644,369	$7,174,885	$732,375	$998,794
Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$145,342	$146,199	$228,931	$1,215,070	$1,847,393	$8,368,731	$770,628	$1,003,464
Accumulation units outstanding	8,577	7,848	11,872	61,519	87,984	390,333	49,597	66,891
Unit value of accumulation units	$16.94	$18.62	$19.29	$19.75	$21.00	$21.44	$15.54	$15.00

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares ,		Goldman Sachs Variable Insurance Trust –
continued	Franklin Templeton Variable Insurance Products Trust – Class 2	Institutional Class
	VIP FundsManager	VIP FundsManager	VIP FundsManager	Developing Markets	Small – Mid Cap	Small Cap Value VIP		Small Cap Equity
	50% Portfolio	70% Portfolio	85% Portfolio	VIP Fund	Growth VIP Fund	Fund	Mid Cap Value Fund	Insights Fund
Assets

Investments, at fair value	$3,308,444	$6,826,247	$7,974,248	$6,142,756	$11,236,663	$9,675,015	$9,462,978	$3,928,197
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	3,308,444	6,826,247	7,974,248	6,142,756	11,236,663	9,675,015	9,462,978	3,928,197
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$3,308,444	$6,826,247	$7,974,248	$6,142,756	$11,236,663	$9,675,015	$9,462,978	$3,928,197

Accumulation units outstanding	177,140	328,836	358,052	242,468	409,608	381,085	217,492	126,247
Shares owned in each portfolio	270,519	554,529	653,627	573,553	649,894	642,858	583,414	311,268
Market value per share	$12.23	$12.31	$12.20	$10.71	$17.29	$15.05	$16.22	$12.62
Cost of investments	$3,287,926	$6,492,473	$7,637,654	$4,881,461	$11,408,097	$10,663,140	$8,347,408	$3,664,930
Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$-	$-	$6,142,756	$4,052,741	$3,981,479	$9,290,514	$3,349,979
Accumulation units outstanding	-	-	-	242,468	144,759	136,505	207,591	96,293
Unit value of accumulation units	$-	$-	$-	$25.33	$28.00	$29.17	$44.75	$34.79
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$876,683	$172,463	$578,219
Accumulation units outstanding	-	-	-	-	-	49,135	9,901	29,954
Unit value of accumulation units	$-	$-	$-	$-	$-	$17.84	$17.42	$19.30
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$3,308,444	$6,826,247	$7,974,248	$-	$7,183,921	$4,816,854	$-	$-
Accumulation units outstanding	177,140	328,836	358,052	-	264,849	195,445	-	-
Unit value of accumulation units	$18.68	$20.76	$22.27	$-	$27.12	$24.65	$-	$-

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

	Goldman Sachs
	Variable Insurance
	Trust – Institutional				PIMCO Variable Insurance Trust –		Principal Variable Contracts Funds, Inc.
	Class , continued		Janus Henderson		Administrative Class Shares		("PVC") – Class 1 Equity Funds
		VIT Balanced	VIT Enterprise	VIT Forty Portfolio	VIT International		Diversified
	Strategic Growth	Portfolio (Service	Portfolio (Service	(Institutional	Bond Portfolio (U.S.	VIT Low Duration	International	LargeCap Growth
	Fund	Shares)	Shares)	Shares)	Dollar-Hedged)	Portfolio	Account I (2)	Account I (3)
Assets

Investments, at fair value	$21,236,923	$16,096,806	$4,146,273	$51,677,143	$5,993,598	$5,672,144	$828,760	$268,237
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	21,236,923	16,096,806	4,146,273	51,677,143	5,993,598	5,672,144	828,760	268,237
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$21,236,923	$16,096,806	$4,146,273	$51,677,143	$5,993,598	$5,672,144	$828,760	$268,237

Accumulation units outstanding	714,760	591,304	108,780	1,777,769	268,047	359,476	75,996	23,334
Shares owned in each portfolio	1,784,615	386,015	51,874	1,164,424	529,470	556,093	52,754	7,126
Market value per share	$11.90	$41.70	$79.93	$44.38	$11.32	$10.20	$15.71	$37.64
Cost of investments	$20,207,281	$12,711,769	$2,310,108	$40,173,187	$5,567,249	$5,683,860	$803,961	$254,658
Variable Universal Life contracts with expenses of 0.90%
Net assets	$21,236,923	$4,139,662	$3,624,281	$33,239,529	$4,371,368	$4,516,508	$-	$-
Accumulation units outstanding	714,760	129,098	88,676	1,196,864	180,561	271,463	-	-
Unit value of accumulation units	$29.71	$32.07	$40.87	$27.77	$24.21	$16.64	$-	$-
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$16,182
Accumulation units outstanding	-	-	-	-	-	-	-	1,411
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$11.47
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$521,991	$-	$-	$-	$828,760	$252,055
Accumulation units outstanding	-	-	20,104	-	-	-	75,996	21,923
Unit value of accumulation units	$-	$-	$25.96	$-	$-	$-	$10.91	$11.50
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$-	$11,957,144	$-	$18,437,615	$1,622,230	$1,155,634	$-	$-
Accumulation units outstanding	-	462,206	-	580,905	87,486	88,013	-	-
Unit value of accumulation units	$-	$25.87	$-	$31.74	$18.54	$13.13	$-	$-

(2)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(3)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed
		Income Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
		Government & High			Diversified
	Core Plus Bond	Quality Bond	Short-Term Income	Capital Appreciation	International	Equity Income	LargeCap Growth
	Account I (4)	Account I (5)	Account I (6)	Account II	Account II (7)	Account II	Account II (8)	MidCap Account II
Assets

Investments, at fair value	$129,194	$71,907	$900	$4,941,488	$-	$10,249,636	$-	$14,001,738
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	129,194	71,907	900	4,941,488	-	10,249,636	-	14,001,738
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$129,194	$71,907	$900	$4,941,488	$-	$10,249,636	$-	$14,001,738

Accumulation units outstanding	12,462	7,037	89	181,909	-	310,090	-	106,701
Shares owned in each portfolio	11,234	7,330	350	162,978	-	366,976	-	235,640
Market value per share	$11.50	$9.81	$2.57	$30.32	$-	$27.93	$-	$59.42
Cost of investments	$128,757	$72,108	$898	$3,949,883	$-	$7,460,508	$-	$11,180,912
Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$-	$-	$2,521,284	$-	$7,908,023	$-	$13,072,409
Accumulation units outstanding	-	-	-	71,423	-	195,526	-	68,463
Unit value of accumulation units	$-	$-	$-	$35.30	$-	$40.44	$-	$190.94
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$85	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	2	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$51.69	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$129,194	$71,906	$900	$2,420,118	$-	$2,341,613	$-	$929,329
Accumulation units outstanding	12,462	7,037	89	110,484	-	114,564	-	38,238
Unit value of accumulation units	$10.37	$10.22	$10.17	$21.90	$13.14	$20.44	$18.87	$24.30
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-

(4)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(5)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(6)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

(7)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(8)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the

PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

	Principal Variable
	Contracts Funds,
	Inc. ("PVC") – Class
	2 Shares – Equity	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares –			Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset
	Funds , Continued		Fixed Income Funds			Management ("SAM") Portfolios
		Government & High
		Quality Bond	Income Account II	Short-Term Income	SAM Balanced	SAM Conservative	SAM Conservative	SAM Flexible
	SmallCap Account II	Account II (9)	(10)	Account II (11)	Portfolio	Balanced Portfolio	Growth Portfolio	Income Portfolio
Assets

Investments, at fair value	$2,471,523	$-	$-	$-	$43,958,906	$7,789,864	$90,349,719	$2,347,629
Dividends receivable	-	-	-	-	-	-	-	-
Total assets	2,471,523	-	-	-	43,958,906	7,789,864	90,349,719	2,347,629
Liabilities	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
Net assets	$2,471,523	$-	$-	$-	$43,958,906	$7,789,864	$90,349,719	$2,347,629

Accumulation units outstanding	187,542	-	-	-	1,944,597	386,166	3,515,719	127,878
Shares owned in each portfolio	161,961		-	-	2,839,723	647,536	4,602,635	188,716
Market value per share	$15.26	$-	$-	$-	$15.48	$12.03	$19.63	$12.44
Cost of investments	$2,454,080	$-	$-	$-	$42,903,932	$7,602,409	$80,342,050	$2,352,473
Variable Universal Life contracts with expenses of 0.90%
Net assets	$2,281,636	$-	$-	$-	$14,126,142	$2,280,159	$40,997,769	$791,157
Accumulation units outstanding	173,505	-	-	-	478,457	90,520	1,242,009	34,897
Unit value of accumulation units	$13.15	$-	$-	$-	$29.52	$25.19	$33.01	$22.67
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$42,332	$-	$1,167	$-
Accumulation units outstanding	-	-	-	-	1,445	-	35	-
Unit value of accumulation units	$-	$-	$-	$-	$29.31	$-	$33.13	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$189,887	$-	$-	$-	$2,745,701	$399,147	$4,357,746	$448,269
Accumulation units outstanding	14,037	-	-	-	171,824	27,337	250,519	32,482
Unit value of accumulation units	$13.53	$11.23	$12.22	$10.90	$15.98	$14.60	$17.39	$13.80
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$-	$-	$-	$-	$27,044,731	$5,110,558	$44,993,037	$1,108,203
Accumulation units outstanding	-	-	-	-	1,292,871	268,309	2,023,156	60,499
Unit value of accumulation units	$-	$-	$-	$-	$20.92	$19.05	$22.24	$18.32

(9)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(10)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

(11)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2019

Principal Variable

Contracts Funds, Inc.

("PVC") – Class 2

Shares – Strategic

Asset Management

("SAM") Portfolios ,

Continued

SAM Strategic
Growth Portfolio
Assets

Investments, at fair value	$112,121,215
Dividends receivable	-
Total assets	112,121,215
Liabilities	-
Total liabilities	-
Net assets	$112,121,215

Accumulation units outstanding	4,188,281
Shares owned in each portfolio	5,207,674
Market value per share	$21.53
Cost of investments	$99,799,374
Variable Universal Life contracts with expenses of 0.90%
Net assets	$50,841,871
Accumulation units outstanding	1,445,366
Unit value of accumulation units	$35.18
Life Accumulator contracts with expenses of 0.70%
Net assets	$6,008
Accumulation units outstanding	168
Unit value of accumulation units	$35.71
Life Accumulator contracts with expenses of 0.30%
Net assets	$6,482,005
Accumulation units outstanding	356,220
Unit value of accumulation units	$18.20
EssentialLife Variable Universal Life contracts
with expenses of 0.30%
Net assets	$54,791,331
Accumulation units outstanding	2,386,527
Unit value of accumulation units	$22.96

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

BNY Mellon
Sustainable U.S.
Equity Portfolio, Inc.
– Service Class
American Funds Insurance Series	Shares (1)
	Asset Allocation	Capital Income	Global Growth	Global Growth		Growth-Income		Sustainable U.S.
	Fund	Builder Fund	and Income Fund	Fund	Growth Fund	Fund	International Fund	Equity Portfolio
Investment income

Dividend income	$37,130	$54,858	$36,111	$28,759	$81,790	$77,566	$11,068	$21,907
Total investment income	37,130	54,858	36,111	28,759	81,790	77,566	11,068	21,907
Expenses
Mortality and expense risk charges	4,948	5,474	4,708	6,326	28,290	11,729	1,912	6,473
Total expenses	4,948	5,474	4,708	6,326	28,290	11,729	1,912	6,473
Net investment income (loss)	32,182	49,384	31,403	22,433	53,500	65,837	9,156	15,434
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	1,215	6,439	8,054	16,270	35,952	20,355	3,391	(29,417)
Capital gain distributions	81,461	-	74,687	108,040	946,048	372,854	15,563	56,657
Net realized gain (loss) from
investment transactions	82,676	6,439	82,741	124,310	982,000	393,209	18,954	27,240
Net unrealized appreciation (depreciation)
of investments
Beginning of period	(97,261)	(88,889)	(148,106)	(184,275)	(605,352)	(219,948)	(66,376)	(271,739)
End of period	88,184	144,638	141,010	273,542	820,017	178,584	29,698	201,841
Change in net unrealized appreciation
(depreciation) of investments	185,445	233,527	289,116	457,817	1,425,369	398,532	96,074	473,580
Net increase (decrease) in net assets
from operations	$300,303	$289,350	$403,260	$604,560	$2,460,869	$857,578	$124,184	$516,254

(1) Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

DWS Investments
BNY Mellon Variable Investment Fund –	Calvert Variable	VIT Funds – Class B
Service Class Shares (1)	Series, Inc.	Shares	DWS Variable Series I – Class A Shares
	Opportunistic
	Small Cap	Quality Bond	VP SRI Mid Cap	Equity 500 Index			CROCI®	Global Small Cap
	Portfolio	Portfolio	Portfolio	VIP	Bond VIP	Core Equity VIP	International VIP	VIP
Investment income

Dividend income	$-	$22,881	$852	$37,352	$264,055	$47,332	$429,244	$-
Total investment income	-	22,881	852	37,352	264,055	47,332	429,244	-
Expenses
Mortality and expense risk charges	50,241	12,248	1,811	7,006	72,031	38,915	117,836	93,580
Total expenses	50,241	12,248	1,811	7,006	72,031	38,915	117,836	93,580
Net investment income (loss)	(50,241)	10,633	(959)	30,346	192,024	8,417	311,408	(93,580)
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	93,814	6,060	7,942	3,570	(17,536)	124,563	(112,431)	(131,112)
Capital gain distributions	1,266,130	-	16,045	111,876	-	473,281	-	669,870
Net realized gain (loss) from
investment transactions	1,359,944	6,060	23,987	115,446	(17,536)	597,844	(112,431)	538,758
Net unrealized appreciation (depreciation)
of investments
Beginning of period	251,527	8,452	(19,912)	(54,874)	(570,706)	178,687	(2,287,071)	(3,684,166)
End of period	241,264	82,782	11,130	405,562	32,934	664,984	279,073	(1,834,258)
Change in net unrealized appreciation
(depreciation) of investments	(10,263)	74,330	31,042	460,436	603,640	486,297	2,566,144	1,849,908
Net increase (decrease) in net assets
from operations	$1,299,440	$91,023	$54,070	$606,228	$778,128	$1,092,558	$2,765,121	$2,295,086

(1) Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

DWS Variable Series II – Class A Shares , continuedFidelity Variable Insurance Products ("VIP") Funds – Service Class

		Government &
		Agency Securities	Government		Small Mid Cap	VIP Growth	VIP Index 500	VIP Mid Cap
	CROCI® U.S. VIP	VIP	Money Market VIP	High Income VIP	Growth VIP	Portfolio	Portfolio	Portfolio
Investment income

Dividend income	$656,547	$70,986	$35,079	$412,883	$-	$65,660	$773,264	$196,027
Total investment income	656,547	70,986	35,079	412,883	-	65,660	773,264	196,027
Expenses
Mortality and expense risk charges	293,572	18,655	14,652	52,026	4,702	268,905	265,894	131,712
Total expenses	293,572	18,655	14,652	52,026	4,702	268,905	265,894	131,712
Net investment income (loss)	362,975	52,331	20,427	360,857	(4,702)	(203,245)	507,370	64,315
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	353,492	(12,915)	-	(7,063)	11,535	1,350,080	1,371,012	86,100
Capital gain distributions	2,796,494	-	-	-	64,891	2,368,413	582,809	2,483,551
Net realized gain (loss) from
investment transactions	3,149,986	(12,915)	-	(7,063)	76,426	3,718,493	1,953,821	2,569,651
Net unrealized appreciation (depreciation)
of investments
Beginning of period	88,957	(175,795)	-	(603,288)	(61,688)	7,153,564	10,401,804	(1,491,926)
End of period	6,041,373	(67,894)	-	35,205	(34,422)	14,796,040	18,359,330	581,734
Change in net unrealized appreciation
(depreciation) of investments	5,952,416	107,901	-	638,493	27,266	7,642,476	7,957,526	2,073,660
Net increase (decrease) in net assets
from operations	$9,465,377	$147,317	$20,427	$992,287	$98,990	$11,157,724	$10,418,717	$4,707,626

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

Fidelity VIP
FundsManager
Portfolios – Service
Fidelity VIP Freedom Funds – Service Class 2 Shares	Class 2 Shares
								VIP
	VIP Freedom 2005	VIP Freedom 2010	VIP Freedom 2015	VIP Freedom 2020	VIP Freedom 2025	VIP Freedom 2030	VIP Freedom	FundsManager
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	20% Portfolio
Investment income

Dividend income	$2,664	$2,648	$3,969	$20,879	$31,249	$137,600	$13,862	$17,032
Total investment income	2,664	2,648	3,969	20,879	31,249	137,600	13,862	17,032
Expenses
Mortality and expense risk charges	386	411	605	3,343	4,984	21,936	2,102	2,748
Total expenses	386	411	605	3,343	4,984	21,936	2,102	2,748
Net investment income (loss)	2,278	2,237	3,364	17,536	26,265	115,664	11,760	14,284
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	1,240	977	(581)	16,864	60,287	119,801	2,514	780
Capital gain distributions	2,118	5,515	13,722	57,431	48,616	242,000	13,973	32,819
Net realized gain (loss) from
investment transactions	3,358	6,492	13,141	74,295	108,903	361,801	16,487	33,599
Net unrealized appreciation (depreciation)
of investments
Beginning of period	(805)	(3,160)	(6,344)	6,945	17,872	170,764	(6,860)	(31,664)
End of period	9,100	7,364	9,198	108,953	203,024	1,193,846	38,253	4,670
Change in net unrealized appreciation
(depreciation) of investments	9,905	10,524	15,542	102,008	185,152	1,023,082	45,113	36,334
Net increase (decrease) in net assets
from operations	$15,541	$19,253	$32,047	$193,839	$320,320	$1,500,547	$73,360	$84,217

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares ,		Goldman Sachs Variable Insurance Trust –
continued	Franklin Templeton Variable Insurance Products Trust – Class 2	Institutional Class
	VIP	VIP	VIP
	FundsManager	FundsManager	FundsManager	Developing	Small – Mid Cap	Small Cap Value	Mid Cap Value	Small Cap Equity
	50% Portfolio	70% Portfolio	85% Portfolio	Markets VIP Fund	Growth VIP Fund	VIP Fund	Fund	Insights Fund
Investment income

Dividend income	$48,692	$76,182	$75,497	$53,842	$-	$89,819	$70,887	$18,243
Total investment income	48,692	76,182	75,497	53,842	-	89,819	70,887	18,243
Expenses
Mortality and expense risk charges	9,089	18,467	20,951	49,109	53,658	47,230	77,778	29,899
Total expenses	9,089	18,467	20,951	49,109	53,658	47,230	77,778	29,899
Net investment income (loss)	39,603	57,715	54,546	4,733	(53,658)	42,589	(6,891)	(11,656)
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	41,645	84,402	59,428	22,282	(149,725)	(63,850)	109,975	47,168
Capital gain distributions	271,567	737,974	1,015,030	-	1,411,597	1,430,875	332,481	80,259
Net realized gain (loss) from
investment transactions	313,212	822,376	1,074,458	22,282	1,261,872	1,367,025	442,456	127,427
Net unrealized appreciation (depreciation)
of investments
Beginning of period	(109,571)	7,067	(101,405)	33,505	(1,546,271)	(1,514,284)	(717,264)	(396,850)
End of period	20,518	333,774	336,594	1,261,295	(171,434)	(988,125)	1,115,570	263,267
Change in net unrealized appreciation
(depreciation) of investments	130,089	326,707	437,999	1,227,790	1,374,837	526,159	1,832,834	660,117
Net increase (decrease) in net assets
from operations	$482,904	$1,206,798	$1,567,003	$1,254,805	$2,583,051	$1,935,773	$2,268,399	$775,888

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

	Goldman Sachs
	Variable Insurance
	Trust – Institutional				PIMCO Variable Insurance Trust –		Principal Variable Contracts Funds, Inc.
	Class , continued		Janus Henderson		Administrative Class Shares		("PVC") – Class 1 Equity Funds
					VIT International
		VIT Balanced	VIT Enterprise	VIT Forty Portfolio	Bond Portfolio		Diversified
	Strategic Growth	Portfolio (Service	Portfolio (Service	(Institutional	(U.S. Dollar-	VIT Low Duration	International	LargeCap Growth
	Fund	Shares)	Shares)	Shares)	Hedged)	Portfolio	Account I (2)	Account I (3)
Investment income

Dividend income	$57,651	$240,378	$1,967	$70,486	$102,353	$151,665	$12,521	$116
Total investment income	57,651	240,378	1,967	70,486	102,353	151,665	12,521	116
Expenses
Mortality and expense risk charges	173,966	65,526	31,540	320,271	42,826	42,829	1,264	464
Total expenses	173,966	65,526	31,540	320,271	42,826	42,829	1,264	464
Net investment income (loss)	(116,315)	174,852	(29,573)	(249,785)	59,527	108,836	11,257	(348)
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	245,224	181,129	197,730	910,015	31,145	(1,018)	(79)	1,583
Capital gain distributions	2,088,430	369,699	236,450	3,649,262	39,527	-	37,719	17,496
Net realized gain (loss) from
investment transactions	2,333,654	550,828	434,180	4,559,277	70,672	(1,018)	37,640	19,079
Net unrealized appreciation (depreciation)
of investments
Beginning of period	(2,339,580)	1,342,190	1,151,470	1,998,903	212,168	(76,300)	-	-
End of period	1,029,642	3,385,037	1,836,165	11,503,956	426,349	(11,716)	24,799	13,579
Change in net unrealized appreciation
(depreciation) of investments	3,369,222	2,042,847	684,695	9,505,053	214,181	64,584	24,799	13,579
Net increase (decrease) in net assets
from operations	$5,586,561	$2,768,527	$1,089,302	$13,814,545	$344,380	$172,402	$73,696	$32,310

(2)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(3)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed
Income Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
		Government &	Short-Term	Capital	Diversified
	Core Plus Bond	High Quality Bond	Income Account I	Appreciation	International	Equity Income	LargeCap Growth
	Account I (4)	Account I (5)	(6)	Account II	Account II (7)	Account II	Account II (8)	MidCap Account II
Investment income

Dividend income	$4,177	$1,894	$4	$63,591	$-	$160,261	$-	$6,075
Total investment income	4,177	1,894	4	63,591	-	160,261	-	6,075
Expenses
Mortality and expense risk charges	223	116	-	26,824	988	71,896	349	110,039
Total expenses	223	116	-	26,824	988	71,896	349	110,039
Net investment income (loss)	3,954	1,778	4	36,767	(988)	88,365	(349)	(103,964)
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	(19)	3	-	162,988	10,913	278,432	(31,746)	488,413
Capital gain distributions	-	-	-	404,964	-	255,360	68,479	1,810,818
Net realized gain (loss) from
investment transactions	(19)	3	-	567,952	10,913	533,792	36,733	2,299,231
Net unrealized appreciation (depreciation)
of investments
Beginning of period	-	-	-	394,147	(65,299)	1,126,771	(2,232)	750,746
End of period	437	(201)	2	991,605	(2)	2,789,128	-	2,820,828
Change in net unrealized appreciation
(depreciation) of investments	437	(201)	2	597,458	65,297	1,662,357	2,232	2,070,082
Net increase (decrease) in net assets
from operations	$4,372	$1,580	$6	$1,202,177	$75,222	$2,284,514	$38,616	$4,265,349

(4)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(5)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(6)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

(7)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(8)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

Principal Variable
Contracts Funds,
Inc. ("PVC") – Class
2 Shares – Equity	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares –	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset
Funds , Continued	Fixed Income Funds	Management ("SAM") Portfolios
		Government &		Short-Term		SAM Conservative
	SmallCap	High Quality Bond	Income Account II	Income Account II	SAM Balanced	Balanced	SAM Conservative	SAM Flexible
	Account II	Account II (9)	(10)	(11)	Portfolio	Portfolio	Growth Portfolio	Income Portfolio
Investment income

Dividend income	$2,156	$-	$96,202	$-	$943,928	$197,214	$1,357,032	$82,836
Total investment income	2,156	-	96,202	-	943,928	197,214	1,357,032	82,836
Expenses
Mortality and expense risk charges	19,777	90	170	-	199,223	34,041	473,269	13,008
Total expenses	19,777	90	170	-	199,223	34,041	473,269	13,008
Net investment income (loss)	(17,621)	(90)	96,032	-	744,705	163,173	883,763	69,828
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	8,861	(2,450)	(98,629)	11	(92,210)	(7,716)	519,301	15,431
Capital gain distributions	365,442	-	2,630	-	1,491,369	148,001	3,878,829	72,172
Net realized gain (loss) from
investment transactions	374,303	(2,450)	(95,999)	11	1,399,159	140,285	4,398,130	87,603
Net unrealized appreciation (depreciation)
of investments
Beginning of period	(144,558)	(4,955)	(5,992)	6	(3,727,851)	(489,123)	(1,348,732)	(121,872)
End of period	17,443	(2)	(2)	-	1,054,972	187,453	10,007,669	(4,844)
Change in net unrealized appreciation
(depreciation) of investments	162,001	4,953	5,990	(6)	4,782,823	676,576	11,356,401	117,028
Net increase (decrease) in net assets
from operations	$518,683	$2,413	$6,023	$5	$6,926,687	$980,034	$16,638,294	$274,459

(9)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(10)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

(11)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2019

Principal Variable

Contracts Funds,

Inc. ("PVC") – Class

2 Shares – Strategic

Asset Management

("SAM") Portfolios ,

Continued

SAM Strategic
Growth Portfolio
Investment income

Dividend income	$1,364,862
Total investment income	1,364,862
Expenses
Mortality and expense risk charges	584,219
Total expenses	584,219
Net investment income (loss)	780,643
Realized gains (losses) on investments
Net realized gain (loss) on sale of
investments	508,113
Capital gain distributions	5,413,075
Net realized gain (loss) from
investment transactions	5,921,188
Net unrealized appreciation (depreciation)
of investments
Beginning of period	(4,187,079)
End of period	12,321,843
Change in net unrealized appreciation
(depreciation) of investments	16,508,922
Net increase (decrease) in net assets
from operations	$23,210,753

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

				American Funds Insurance Series
	Asset Allocation Fund		Capital Income Builder Fund		Global Growth and Income Fund		Global Growth Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$32,182	$15,451	$49,384	$27,226	$31,403	$14,498	$22,433	$6,259
Net realized gain (loss) from investment transactions	82,676	39,037	6,439	3,359	82,741	58,932	124,310	75,865
Change in net unrealized appreciation (depreciation)
of investments	185,445	(117,009)	233,527	(113,082)	289,116	(185,231)	457,817	(235,298)
Net increase (decrease) in net assets
from operations	300,303	(62,521)	289,350	(82,497)	403,260	(111,801)	604,560	(153,174)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	1,387,730	1,012,943	1,543,491	1,155,759	1,324,959	902,713	1,783,575	1,210,059
Transfers for contract benefits and terminations	(59,703)	(27,117)	(89,376)	(22,523)	(73,946)	(24,332)	(81,353)	(42,014)
Contract maintenance charges	(693,322)	(487,824)	(735,393)	(548,510)	(609,272)	(418,241)	(782,838)	(519,730)
Transfers between subaccounts (including fixed
account), net	145,723	183,535	148,637	155,236	123,985	171,014	117,826	213,492
Net increase (decrease) in net assets
from contract transactions	780,428	681,537	867,359	739,962	765,726	631,154	1,037,210	861,807
Total increase (decrease) in net assets	1,080,731	619,016	1,156,709	657,465	1,168,986	519,353	1,641,770	708,633
Net assets
Beginning of period	1,128,334	509,318	1,282,447	624,982	1,019,346	499,993	1,339,404	630,771
End of period	$2,209,065	$1,128,334	$2,439,156	$1,282,447	$2,188,332	$1,019,346	$2,981,174	$1,339,404
Analysis of increase (decrease) in units outstanding
Units issued	64,825	60,190	86,443	70,233	60,494	49,941	79,258	64,787
Units redeemed	(5,294)	(5,374)	(10,565)	(2,904)	(5,990)	(2,558)	(8,964)	(2,853)
Increase (decrease) in units outstanding	59,531	54,816	75,878	67,329	54,504	47,383	70,294	61,934
Beginning units	96,052	41,236	122,738	55,409	84,908	37,525	108,100	46,166
Ending units	155,583	96,052	198,616	122,738	139,412	84,908	178,394	108,100

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company (A wholly owned subsidiary of Farmers Group, Inc.) Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

							BNY Mellon Sustainable U.S. Equity
							Portfolio, Inc. – Service Class Shares
			American Funds Insurance Series , continued					(1)
	Growth Fund		Growth-Income Fund		International Fund		Sustainable U.S. Equity Portfolio
	2019	2018	2019	2018	2019	2018	2019		2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$53,500	$12,040	$65,837	$31,448	$9,156	$6,791	$15,434		$16,217
Net realized gain (loss) from investment transactions	982,000	511,721	393,209	143,892	18,954	18,665	27,240		264,964
Change in net unrealized appreciation (depreciation)
of investments	1,425,369	(815,242)	398,532	(310,458)	96,074	(86,385)	473,580		(363,720)
Net increase (decrease) in net assets
from operations	2,460,869	(291,481)	857,578	(135,118)	124,184	(60,929)	516,254		(82,539)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	7,278,112	4,907,388	3,204,658	2,153,126	525,014	421,650	600,493		501,360
Transfers for contract benefits and terminations	(353,861)	(169,785)	(236,209)	(78,835)	(31,292)	(13,237)	(88,929)		(73,713)
Contract maintenance charges	(3,297,803)	(2,284,064)	(1,470,192)	(1,007,085)	(239,495)	(184,255)	(232,661)		(222,491)
Transfers between subaccounts (including fixed
account), net	481,886	1,306,296	305,456	435,989	26,545	64,484	(50,863)		(6,627)
Net increase (decrease) in net assets
from contract transactions	4,108,334	3,759,835	1,803,713	1,503,195	280,772	288,642	228,040		198,529
Total increase (decrease) in net assets	6,569,203	3,468,354	2,661,291	1,368,077	404,956	227,713	744,294		115,990
Net assets
Beginning of period	6,400,359	2,932,005	2,642,748	1,274,671	440,210	212,497	1,469,387		1,353,397
End of period	$12,969,562	$6,400,359	$5,304,039	$2,642,748	$845,166	$440,210	$2,213,681		$1,469,387
Analysis of increase (decrease) in units outstanding
Units issued	270,588	254,182	137,152	111,725	24,029	23,546	18,971		12,669
Units redeemed	(17,214)	(5,277)	(16,350)	(4,749)	(2,843)	(1,805)	(10,381)		(3,849)
Increase (decrease) in units outstanding	253,374	248,905	120,802	106,976	21,186	21,741	8,590		8,820
Beginning units	457,203	208,298	202,716	95,740	37,360	15,619	72,253		63,433
Ending units	710,577	457,203	323,518	202,716	58,546	37,360	80,843		72,253

(1) Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

							DWS Investments VIT Funds – Class B
	BNY Mellon Variable Investment Fund – Service Class Shares (1)				Calvert Variable Series, Inc.		Shares
	Opportunistic Small Cap Portfolio		Quality Bond Portfolio		VP SRI Mid Cap Portfolio		Equity 500 Index VIP
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(50,241)	$(55,865)	$10,633	$20,996	$(959)	$(756)	$30,346	$24,200
Net realized gain (loss) from investment transactions	1,359,944	1,533,194	6,060	2,986	23,987	23,929	115,446	207,401
Change in net unrealized appreciation (depreciation)
of investments	(10,263)	(2,990,855)	74,330	(72,864)	31,042	(34,385)	460,436	(338,601)
Net increase (decrease) in net assets
from operations	1,299,440	(1,513,526)	91,023	(48,882)	54,070	(11,212)	606,228	(107,000)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	1,101,033	1,111,190	129,227	132,511	13,225	15,744	90,576	99,816
Transfers for contract benefits and terminations	(390,624)	(422,673)	(69,097)	(72,584)	(35,830)	(3,379)	(51,336)	(110,339)
Contract maintenance charges	(493,091)	(550,790)	(56,105)	(57,746)	(8,087)	(9,124)	(31,786)	(32,016)
Transfers between subaccounts (including fixed
account), net	23,714	(84,554)	4,560	10,272	(7,384)	(3,104)	(17,692)	(49,276)
Net increase (decrease) in net assets
from contract transactions	241,032	53,173	8,585	12,453	(38,076)	137	(10,238)	(91,815)
Total increase (decrease) in net assets	1,540,472	(1,460,353)	99,608	(36,429)	15,994	(11,075)	595,990	(198,815)
Net assets
Beginning of period	6,200,489	7,660,842	1,307,651	1,344,080	191,778	202,853	2,010,070	2,208,885
End of period	$7,740,961	$6,200,489	$1,407,259	$1,307,651	$207,772	$191,778	$2,606,060	$2,010,070
Analysis of increase (decrease) in units outstanding
Units issued	30,559	23,348	5,486	5,584	392	743	3,495	6,291
Units redeemed	(19,120)	(20,522)	(4,961)	(4,821)	(1,880)	(760)	(4,069)	(10,333)
Increase (decrease) in units outstanding	11,439	2,826	525	763	(1,488)	(17)	(574)	(4,042)
Beginning units	351,473	348,647	83,642	82,879	8,864	8,881	120,251	124,293
Ending units	362,912	351,473	84,167	83,642	7,376	8,864	119,677	120,251

(1) Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

				DWS Variable Series I – Class A Shares
	Bond VIP		Core Equity VIP		CROCI® International VIP		Global Small Cap VIP
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$192,024	$289,484	$8,417	$37,231	$311,408	$29,177	$(93,580)	$(64,154)
Net realized gain (loss) from investment transactions	(17,536)	(29,522)	597,844	1,267,344	(112,431)	(108,104)	538,758	1,701,724
Change in net unrealized appreciation (depreciation)
of investments	603,640	(546,893)	486,297	(1,563,326)	2,566,144	(2,243,991)	1,849,908	(4,537,340)
Net increase (decrease) in net assets
from operations	778,128	(286,931)	1,092,558	(258,751)	2,765,121	(2,322,918)	2,295,086	(2,899,770)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	1,172,009	1,185,794	240,431	249,602	1,895,398	1,998,202	1,757,189	1,811,873
Transfers for contract benefits and terminations	(471,638)	(430,745)	(214,801)	(194,745)	(820,677)	(794,711)	(675,060)	(659,774)
Contract maintenance charges	(539,938)	(540,690)	(137,903)	(134,727)	(766,155)	(821,798)	(746,251)	(815,910)
Transfers between subaccounts (including fixed
account), net	(70,302)	(63,583)	(91,569)	(81,725)	(135,265)	289,735	76,135	129,588
Net increase (decrease) in net assets
from contract transactions	90,131	150,776	(203,842)	(161,595)	173,301	671,428	412,013	465,777
Total increase (decrease) in net assets	868,259	(136,155)	888,716	(420,346)	2,938,422	(1,651,490)	2,707,099	(2,433,993)
Net assets
Beginning of period	7,999,357	8,135,512	3,817,238	4,237,584	13,128,872	14,780,362	11,046,886	13,480,879
End of period	$8,867,616	$7,999,357	$4,705,954	$3,817,238	$16,067,294	$13,128,872	$13,753,985	$11,046,886
Analysis of increase (decrease) in units outstanding
Units issued	32,246	35,052	6,721	6,643	105,976	176,104	48,221	48,576
Units redeemed	(25,246)	(24,549)	(15,037)	(13,538)	(86,575)	(101,045)	(23,513)	(22,553)
Increase (decrease) in units outstanding	7,000	10,503	(8,316)	(6,895)	19,401	75,059	24,708	26,023
Beginning units	503,659	493,156	183,328	190,223	1,809,266	1,734,207	582,623	556,600
Ending units	510,659	503,659	175,012	183,328	1,828,667	1,809,266	607,331	582,623

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

				DWS Variable Series II – Class A Shares
	CROCI® U.S. VIP		Government & Agency Securities VIP		Government Money Market VIP		High Income VIP
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$362,975	$539,723	$52,331	$46,048	$20,427	$11,959	$360,857	$483,581
Net realized gain (loss) from investment transactions	3,149,986	2,689,789	(12,915)	(13,984)	-	-	(7,063)	(32,900)
Change in net unrealized appreciation (depreciation)
of investments	5,952,416	(7,007,383)	107,901	(35,789)	-	-	638,493	(671,762)
Net increase (decrease) in net assets
from operations	9,465,377	(3,777,871)	147,317	(3,725)	20,427	11,959	992,287	(221,081)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	3,537,090	3,700,089	362,095	377,343	330,788	303,857	1,043,469	1,092,362
Transfers for contract benefits and terminations	(1,864,316)	(1,769,854)	(110,053)	(112,527)	(108,027)	(58,686)	(351,593)	(325,543)
Contract maintenance charges	(1,681,165)	(1,717,493)	(176,956)	(173,964)	(133,370)	(130,016)	(482,287)	(497,223)
Transfers between subaccounts (including fixed
account), net	(850,643)	(319,250)	159,219	(12,720)	67,319	(27,985)	(53,298)	(150,735)
Net increase (decrease) in net assets
from contract transactions	(859,034)	(106,508)	234,305	78,132	156,710	87,170	156,291	118,861
Total increase (decrease) in net assets	8,606,343	(3,884,379)	381,622	74,407	177,137	99,129	1,148,578	(102,220)
Net assets
Beginning of period	29,930,333	33,814,712	2,459,411	2,385,004	1,920,044	1,820,915	6,625,032	6,727,252
End of period	$38,536,676	$29,930,333	$2,841,033	$2,459,411	$2,097,181	$1,920,044	$7,773,610	$6,625,032
Analysis of increase (decrease) in units outstanding
Units issued	36,887	51,760	25,695	13,405	27,664	16,848	22,063	25,042
Units redeemed	(56,798)	(49,035)	(8,590)	(7,353)	(12,364)	(8,581)	(13,352)	(17,758)
Increase (decrease) in units outstanding	(19,911)	2,725	17,105	6,052	15,300	8,267	8,711	7,284
Beginning units	1,008,263	1,005,538	149,696	143,644	175,942	167,675	312,152	304,868
Ending units	988,352	1,008,263	166,801	149,696	191,242	175,942	320,863	312,152

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

	DWS Variable Series II – Class A
	Shares , Continued			Fidelity Variable Insurance Products ("VIP") Funds – Service Class
	Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(4,702)	$(5,036)	$(203,245)	$(200,513)	$507,370	$402,016	$64,315	$(2,478)
Net realized gain (loss) from investment transactions	76,426	193,693	3,718,493	6,045,530	1,953,821	1,227,692	2,569,651	2,177,701
Change in net unrealized appreciation (depreciation)
of investments	27,266	(266,433)	7,642,476	(6,191,115)	7,957,526	(3,536,085)	2,073,660	(5,782,784)
Net increase (decrease) in net assets
from operations	98,990	(77,776)	11,157,724	(346,098)	10,418,717	(1,906,377)	4,707,626	(3,607,561)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	47,206	44,259	6,478,270	6,104,552	7,890,371	7,016,571	5,174,713	5,455,098
Transfers for contract benefits and terminations	(34,081)	(19,464)	(2,358,877)	(1,832,202)	(2,257,687)	(1,955,740)	(1,492,046)	(1,436,061)
Contract maintenance charges	(19,960)	(21,808)	(3,184,684)	(3,021,881)	(3,608,754)	(3,333,961)	(2,234,290)	(2,410,718)
Transfers between subaccounts (including fixed
account), net	(4,564)	(1,783)	(833,559)	(748,133)	(298,362)	(428,038)	(194,706)	(532,815)
Net increase (decrease) in net assets
from contract transactions	(11,399)	1,204	101,150	502,336	1,725,568	1,298,832	1,253,671	1,075,504
Total increase (decrease) in net assets	87,591	(76,572)	11,258,874	156,238	12,144,285	(607,545)	5,961,297	(2,532,057)
Net assets
Beginning of period	468,960	545,532	33,445,211	33,288,973	33,717,797	34,325,342	20,348,626	22,880,683
End of period	$556,551	$468,960	$44,704,085	$33,445,211	$45,862,082	$33,717,797	$26,309,923	$20,348,626
Analysis of increase (decrease) in units outstanding
Units issued	3,367	2,634	92,050	109,388	149,900	122,619	115,273	101,275
Units redeemed	(4,639)	(2,411)	(93,829)	(91,252)	(86,649)	(70,581)	(53,434)	(49,432)
Increase (decrease) in units outstanding	(1,272)	223	(1,779)	18,136	63,251	52,038	61,839	51,843
Beginning units	58,347	58,124	1,471,881	1,453,745	1,437,605	1,385,567	815,621	763,778
Ending units	57,075	58,347	1,470,102	1,471,881	1,500,856	1,437,605	877,460	815,621

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

			Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$2,278	$1,346	$2,237	$1,431	$3,364	$2,034	$17,536	$10,451
Net realized gain (loss) from investment transactions	3,358	1,632	6,492	5,906	13,141	9,325	74,295	42,688
Change in net unrealized appreciation (depreciation)
of investments	9,905	(6,759)	10,524	(12,980)	15,542	(21,686)	102,008	(117,979)
Net increase (decrease) in net assets
from operations	15,541	(3,781)	19,253	(5,643)	32,047	(10,327)	193,839	(64,840)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	42,275	45,012	40,306	40,637	63,915	62,703	247,981	265,654
Transfers for contract benefits and terminations	(1,849)	(153)	(17,743)	(12,964)	(5,252)	(20,788)	(67,136)	(39,084)
Contract maintenance charges	(19,171)	(19,468)	(18,595)	(18,852)	(34,600)	(37,360)	(111,461)	(123,233)
Transfers between subaccounts (including fixed
account), net	(254)	503	2,494	25	(2,918)	5,211	(8,406)	(8,402)
Net increase (decrease) in net assets
from contract transactions	21,001	25,894	6,462	8,846	21,145	9,766	60,978	94,935
Total increase (decrease) in net assets	36,542	22,113	25,715	3,203	53,192	(561)	254,817	30,095
Net assets
Beginning of period	108,800	86,687	120,484	117,281	175,739	176,300	960,253	930,158
End of period	$145,342	$108,800	$146,199	$120,484	$228,931	$175,739	$1,215,070	$960,253
Analysis of increase (decrease) in units outstanding
Units issued	1,683	1,814	1,576	1,490	2,083	2,386	7,617	8,817
Units redeemed	(378)	(131)	(1,192)	(961)	(931)	(1,821)	(4,205)	(3,416)
Increase (decrease) in units outstanding	1,305	1,683	384	529	1,152	565	3,412	5,401
Beginning units	7,272	5,589	7,464	6,935	10,720	10,155	58,107	52,706
Ending units	8,577	7,272	7,848	7,464	11,872	10,720	61,519	58,107

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

							Fidelity VIP FundsManager Portfolios –
		Fidelity VIP Freedom Funds – Service Class 2 Shares , continued					Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$26,265	$15,786	$115,664	$56,572	$11,760	$7,635	$14,284	$11,585
Net realized gain (loss) from investment transactions	108,903	58,844	361,801	257,537	16,487	9,650	33,599	26,798
Change in net unrealized appreciation (depreciation)
of investments	185,152	(193,044)	1,023,082	(856,070)	45,113	(32,879)	36,334	(53,282)
Net increase (decrease) in net assets
from operations	320,320	(118,414)	1,500,547	(541,961)	73,360	(15,594)	84,217	(14,899)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	446,516	488,754	1,657,600	1,757,951	243,848	250,782	354,104	309,818
Transfers for contract benefits and terminations	(54,573)	(94,154)	(413,531)	(358,478)	(40,179)	(40,625)	(49,867)	(33,773)
Contract maintenance charges	(186,424)	(209,209)	(697,608)	(750,110)	(120,753)	(127,600)	(164,034)	(157,716)
Transfers between subaccounts (including fixed
account), net	(251,907)	(38,522)	300,440	(133,354)	675	(1,058)	(18,140)	100,405
Net increase (decrease) in net assets
from contract transactions	(46,388)	146,869	846,901	516,009	83,591	81,499	122,063	218,734
Total increase (decrease) in net assets	273,932	28,455	2,347,448	(25,952)	156,951	65,905	206,280	203,835
Net assets
Beginning of period	1,573,461	1,545,006	6,021,283	6,047,235	613,677	547,772	797,184	593,349
End of period	$1,847,393	$1,573,461	$8,368,731	$6,021,283	$770,628	$613,677	$1,003,464	$797,184
Analysis of increase (decrease) in units outstanding
Units issued	12,597	14,054	65,702	47,170	9,022	9,114	13,536	18,370
Units redeemed	(15,400)	(6,122)	(22,887)	(19,592)	(3,384)	(3,385)	(5,007)	(2,526)
Increase (decrease) in units outstanding	(2,803)	7,932	42,815	27,578	5,638	5,729	8,529	15,844
Beginning units	90,787	82,855	347,518	319,940	43,959	38,230	58,362	42,518
Ending units	87,984	90,787	390,333	347,518	49,597	43,959	66,891	58,362

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

							Franklin Templeton Variable Insurance
		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued					Products Trust – Class 2
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$39,603	$29,482	$57,715	$33,963	$54,546	$22,950	$4,733	$(2,243)
Net realized gain (loss) from investment transactions	313,212	236,762	822,376	564,130	1,074,458	718,904	22,282	18,855
Change in net unrealized appreciation (depreciation)
of investments	130,089	(429,771)	326,707	(1,060,328)	437,999	(1,353,762)	1,227,790	(982,636)
Net increase (decrease) in net assets
from operations	482,904	(163,527)	1,206,798	(462,235)	1,567,003	(611,908)	1,254,805	(966,024)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	953,493	1,013,059	1,487,266	1,545,983	1,759,336	1,828,697	616,080	640,908
Transfers for contract benefits and terminations	(190,697)	(171,973)	(436,977)	(266,317)	(412,895)	(413,732)	(274,824)	(281,147)
Contract maintenance charges	(434,369)	(465,943)	(633,812)	(680,649)	(761,390)	(840,655)	(278,239)	(287,797)
Transfers between subaccounts (including fixed
account), net	(269,631)	(78,210)	(130,308)	(133,862)	(35,181)	(81,669)	(114,979)	78,017
Net increase (decrease) in net assets
from contract transactions	58,796	296,933	286,169	465,155	549,870	492,641	(51,962)	149,981
Total increase (decrease) in net assets	541,700	133,406	1,492,967	2,920	2,116,873	(119,267)	1,202,843	(816,043)
Net assets
Beginning of period	2,766,744	2,633,338	5,333,280	5,330,360	5,857,375	5,976,642	4,939,913	5,755,956
End of period	$3,308,444	$2,766,744	$6,826,247	$5,333,280	$7,974,248	$5,857,375	$6,142,756	$4,939,913
Analysis of increase (decrease) in units outstanding
Units issued	26,520	29,704	38,577	40,936	44,088	45,552	13,238	18,460
Units redeemed	(23,199)	(11,959)	(23,503)	(15,824)	(16,789)	(20,708)	(15,611)	(11,690)
Increase (decrease) in units outstanding	3,321	17,745	15,074	25,112	27,299	24,844	(2,373)	6,770
Beginning units	173,819	156,074	313,762	288,650	330,753	305,909	244,841	238,071
Ending units	177,140	173,819	328,836	313,762	358,052	330,753	242,468	244,841

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Franklin Templeton Variable Insurance Products Trust – Class 2 , continued				Goldman Sachs Variable Insurance Trust – Institutional Class
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(53,658)	$(49,281)	$42,589	$25,334	$(6,891)	$38,022	$(11,656)	$(13,558)
Net realized gain (loss) from investment transactions	1,261,872	845,928	1,367,025	1,321,344	442,456	1,194,326	127,427	660,384
Change in net unrealized appreciation (depreciation)
of investments	1,374,837	(1,328,554)	526,159	(2,470,529)	1,832,834	(2,195,888)	660,117	(969,414)
Net increase (decrease) in net assets
from operations	2,583,051	(531,907)	1,935,773	(1,123,851)	2,268,399	(963,540)	775,888	(322,588)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	2,180,364	2,073,827	1,596,040	1,593,618	618,717	655,268	318,968	330,127
Transfers for contract benefits and terminations	(634,417)	(614,511)	(490,472)	(713,083)	(494,011)	(436,915)	(266,751)	(263,703)
Contract maintenance charges	(1,001,860)	(972,852)	(669,419)	(700,108)	(333,966)	(341,475)	(162,496)	(178,219)
Transfers between subaccounts (including fixed
account), net	(239,464)	(128,681)	(81,432)	(10,599)	(206,629)	(163,652)	(33,388)	(81,958)
Net increase (decrease) in net assets
from contract transactions	304,623	357,783	354,717	169,828	(415,889)	(286,774)	(143,667)	(193,753)
Total increase (decrease) in net assets	2,887,674	(174,124)	2,290,490	(954,023)	1,852,510	(1,250,314)	632,221	(516,341)
Net assets
Beginning of period	8,348,989	8,523,113	7,384,525	8,338,548	7,610,468	8,860,782	3,295,976	3,812,317
End of period	$11,236,663	$8,348,989	$9,675,015	$7,384,525	$9,462,978	$7,610,468	$3,928,197	$3,295,976
Analysis of increase (decrease) in units outstanding
Units issued	40,648	38,930	44,602	48,938	4,491	17,819	6,699	9,989
Units redeemed	(28,618)	(22,896)	(27,442)	(39,634)	(15,673)	(25,930)	(12,175)	(14,895)
Increase (decrease) in units outstanding	12,030	16,034	17,160	9,304	(11,182)	(8,111)	(5,476)	(4,906)
Beginning units	397,578	381,544	363,925	354,621	228,674	236,785	131,723	136,629
Ending units	409,608	397,578	381,085	363,925	217,492	228,674	126,247	131,723

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Goldman Sachs Variable Insurance
	Trust – Institutional Class , continued				Janus Henderson
					VIT Enterprise Portfolio (Service		VIT Forty Portfolio (Institutional
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		Shares)		Shares)
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(116,315)	$(86,055)	$174,852	$163,692	$(29,573)	$(24,738)	$(249,785)	$180,498
Net realized gain (loss) from investment transactions	2,333,654	9,065,251	550,828	494,244	434,180	363,237	4,559,277	6,010,696
Change in net unrealized appreciation (depreciation)
of investments	3,369,222	(9,214,073)	2,042,847	(680,896)	684,695	(378,582)	9,505,053	(5,740,184)
Net increase (decrease) in net assets
from operations	5,586,561	(234,877)	2,768,527	(22,960)	1,089,302	(40,083)	13,814,545	451,010
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	1,334,539	1,391,433	3,063,762	3,025,641	192,152	212,361	6,283,510	6,065,622
Transfers for contract benefits and terminations	(1,007,668)	(1,017,094)	(546,256)	(706,599)	(228,274)	(117,241)	(2,444,758)	(1,957,854)
Contract maintenance charges	(805,205)	(815,842)	(1,307,791)	(1,319,471)	(119,196)	(108,426)	(3,077,584)	(2,891,509)
Transfers between subaccounts (including fixed
account), net	(483,053)	(681,114)	(206,537)	(221,537)	(58,704)	(96,433)	(1,218,562)	(970,837)
Net increase (decrease) in net assets
from contract transactions	(961,387)	(1,122,617)	1,003,178	778,034	(214,022)	(109,739)	(457,394)	245,422
Total increase (decrease) in net assets	4,625,174	(1,357,494)	3,771,705	755,074	875,280	(149,822)	13,357,151	696,432
Net assets
Beginning of period	16,611,749	17,969,243	12,325,101	11,570,027	3,270,993	3,420,815	38,319,992	37,623,560
End of period	$21,236,923	$16,611,749	$16,096,806	$12,325,101	$4,146,273	$3,270,993	$51,677,143	$38,319,992
Analysis of increase (decrease) in units outstanding
Units issued	9,812	8,617	68,033	66,999	3,630	12,881	93,363	164,347
Units redeemed	(46,021)	(54,343)	(26,164)	(30,116)	(10,720)	(14,895)	(118,393)	(162,025)
Increase (decrease) in units outstanding	(36,209)	(45,726)	41,869	36,883	(7,090)	(2,014)	(25,030)	2,322
Beginning units	750,969	796,695	549,435	512,552	115,870	117,884	1,802,799	1,800,477
Ending units	714,760	750,969	591,304	549,435	108,780	115,870	1,777,769	1,802,799

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds
	VIT International Bond Portfolio (U.S.
	Dollar-Hedged)		VIT Low Duration Portfolio		Diversified International Account I (2)		LargeCap Growth Account I (3)
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$59,527	$30,553	$108,836	$59,216	$11,257	$-	$(348)	$-
Net realized gain (loss) from investment transactions	70,672	42,752	(1,018)	(3,358)	37,640	-	19,079	-
Change in net unrealized appreciation (depreciation)
of investments	214,181	(361)	64,584	(79,191)	24,799	-	13,579	-
Net increase (decrease) in net assets
from operations	344,380	72,944	172,402	(23,333)	73,696	-	32,310	-
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	806,184	820,578	775,313	784,030	34,677	-	12,484	-
Transfers for contract benefits and terminations	(336,826)	(306,714)	(308,180)	(286,808)	(12,611)	-	(13,388)	-
Contract maintenance charges	(372,563)	(375,726)	(348,403)	(355,682)	(10,816)	-	(3,257)	-
Transfers between subaccounts (including fixed
account), net	81,287	(79,226)	107,482	(40,562)	743,814	-	240,088	-
Net increase (decrease) in net assets
from contract transactions	178,082	58,912	226,212	100,978	755,064	-	235,927	-
Total increase (decrease) in net assets	522,462	131,856	398,614	77,645	828,760	-	268,237	-
Net assets
Beginning of period	5,471,136	5,339,280	5,273,530	5,195,885	-	-	-	-
End of period	$5,993,598	$5,471,136	$5,672,144	$5,273,530	$828,760	$-	$268,237	$-
Analysis of increase (decrease) in units outstanding
Units issued	23,047	20,570	31,836	27,694	78,121	-	26,530	-
Units redeemed	(13,604)	(16,011)	(15,425)	(19,556)	(2,125)	-	(3,196)	-
Increase (decrease) in units outstanding	9,443	4,559	16,411	8,138	75,996	-	23,334	-
Beginning units	258,604	254,045	343,065	334,927	-	-	-	-
Ending units	268,047	258,604	359,476	343,065	75,996	-	23,334	-

(2)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(3)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company (A wholly owned subsidiary of Farmers Group, Inc.) Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

											Principal Variable Contracts Funds, Inc.
											("PVC") – Class 2 Shares – Equity
		Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds									Funds
				Government & High Quality Bond
	Core Plus Bond Account I (4)			Account I (5)			Short-Term Income Account I (6)				Capital Appreciation Account II
	2019	2018		2019	2018		2019		2018		2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$3,954		$-	$1,778		$-		$4		$-	$36,767	$15,754
Net realized gain (loss) from investment transactions	(19)		-	3		-		-		-	567,952	331,763
Change in net unrealized appreciation (depreciation)
of investments	437		-	(201)		-		2		-	597,458	(516,691)
Net increase (decrease) in net assets
from operations	4,372		-	1,580		-		6		-	1,202,177	(169,174)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	6,699		-	3,053		-		833		-	315,622	332,212
Transfers for contract benefits and terminations	(3,438)		-	1		-		-		-	(345,914)	(198,387)
Contract maintenance charges	(3,031)		-	(992)		-		(101)		-	(138,359)	(139,207)
Transfers between subaccounts (including fixed
account), net	124,592		-	68,265		-		162		-	(4,612)	(44,248)
Net increase (decrease) in net assets
from contract transactions	124,822		-	70,327		-		894		-	(173,263)	(49,630)
Total increase (decrease) in net assets	129,194		-	71,907		-		900		-	1,028,914	(218,804)
Net assets
Beginning of period	-	-		-	-			-	-		3,912,574	4,131,378
End of period	$129,194		$-	$71,907		$-		$900		$-	$4,941,488	$3,912,574
Analysis of increase (decrease) in units outstanding
Units issued	13,288		-	7,113		-		91		-	24,571	17,459
Units redeemed	(826)		-	(76)		-		(2)		-	(34,765)	(16,867)
Increase (decrease) in units outstanding	12,462		-	7,037		-		89		-	(10,194)	592
Beginning units	-		-	-		-		-		-	192,103	191,511
Ending units	12,462		-	7,037		-		89		-	181,909	192,103

(4)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(5)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(6)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds , continued
	Diversified International Account II (7)		Equity Income Account II		LargeCap Growth Account II (8)		MidCap Account II
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(988)	$12,685	$88,365	$90,221	$(349)	$(614)	$(103,964)	$(95,869)
Net realized gain (loss) from investment transactions	10,913	24,223	533,792	848,704	36,733	36,814	2,299,231	1,857,352
Change in net unrealized appreciation (depreciation)
of investments	65,297	(182,756)	1,662,357	(1,469,657)	2,232	(53,424)	2,070,082	(2,615,069)
Net increase (decrease) in net assets
from operations	75,222	(145,848)	2,284,514	(530,732)	38,616	(17,224)	4,265,349	(853,586)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	31,271	67,613	637,014	674,907	8,795	21,011	898,500	921,090
Transfers for contract benefits and terminations	(13,628)	(57,171)	(567,227)	(490,745)	(14,636)	(32,262)	(749,215)	(605,014)
Contract maintenance charges	(8,414)	(19,433)	(331,563)	(338,070)	(2,496)	(5,922)	(529,767)	(519,821)
Transfers between subaccounts (including fixed
account), net	(747,028)	(4,023)	(220,658)	(220,148)	(254,788)	10,350	(413,375)	(151,291)
Net increase (decrease) in net assets
from contract transactions	(737,799)	(13,014)	(482,434)	(374,056)	(263,125)	(6,823)	(793,857)	(355,036)
Total increase (decrease) in net assets	(662,577)	(158,862)	1,802,080	(904,788)	(224,509)	(24,047)	3,471,492	(1,208,622)
Net assets
Beginning of period	662,577	821,439	8,447,556	9,352,344	224,509	248,556	10,530,246	11,738,868
End of period	$-	$662,577	$10,249,636	$8,447,556	$-	$224,509	$14,001,738	$10,530,246
Analysis of increase (decrease) in units outstanding
Units issued	2,457	12,280	9,921	34,140	1,110	3,197	2,927	3,604
Units redeemed	(58,569)	(9,620)	(25,728)	(42,425)	(14,765)	(3,145)	(8,194)	(5,480)
Increase (decrease) in units outstanding	(56,112)	2,660	(15,807)	(8,285)	(13,655)	52	(5,267)	(1,876)
Beginning units	56,112	53,452	325,897	334,182	13,655	13,603	111,968	113,844
Ending units	-	56,112	310,090	325,897	-	13,655	106,701	111,968

(7)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(8)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company (A wholly owned subsidiary of Farmers Group, Inc.) Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Principal Variable Contracts Funds, Inc.
	("PVC") – Class 2 Shares – Equity
	Funds , continued			Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Fixed Income Funds
			Government & High Quality Bond Account II
	SmallCap Account II			(9)		Income Account II (10)		Short-Term Income Account II (11)
	2019	2018	2019		2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(17,621)	$(18,882)	$(90)		$2,085	$96,032	$5,477	$-	$4
Net realized gain (loss) from investment transactions	374,303	193,541	(2,450)		(1,267)	(95,999)	(2,021)	11	4
Change in net unrealized appreciation (depreciation)
of investments	162,001	(439,292)	4,953		(686)	5,990	(3,305)	(6)	(5)
Net increase (decrease) in net assets
from operations	518,683	(264,633)	2,413		132	6,023	151	5	3
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	167,230	178,365	2,625		5,527	4,145	9,811	-	-
Transfers for contract benefits and terminations	(123,089)	(168,932)	2		(13,889)	(2,730)	(7,839)	(1)	(1)
Contract maintenance charges	(87,691)	(92,943)	(833)		(1,722)	(1,810)	(4,394)	(36)	(84)
Transfers between subaccounts (including fixed
account), net	(8,475)	(44,235)	(68,771)		(1,826)	(146,701)	(3,812)	(162)	-
Net increase (decrease) in net assets
from contract transactions	(52,025)	(127,745)	(66,977)		(11,910)	(147,096)	(6,234)	(199)	(85)
Total increase (decrease) in net assets	466,658	(392,378)	(64,564)		(11,778)	(141,073)	(6,083)	(194)	(82)
Net assets
Beginning of period	2,004,865	2,397,243	64,564		76,342	141,073	147,156	194	276
End of period	$2,471,523	$2,004,865	$-		$64,564	$-	$141,073	$-	$194
Analysis of increase (decrease) in units outstanding
Units issued	7,039	9,950	183		379	3,596	3,182	-	-
Units redeemed	(11,274)	(20,137)	(6,142)		(1,494)	(15,687)	(3,373)	(18)	(8)
Increase (decrease) in units outstanding	(4,235)	(10,187)	(5,959)		(1,115)	(12,091)	(191)	(18)	(8)
Beginning units	191,777	201,964	5,959		7,074	12,091	12,282	18	26
Ending units	187,542	191,777	-		5,959	-	12,091	-	18

(9)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(10)For the period (cessation of operations):  January 1, 2019 to June 7, 2019 PVC Income Account II merged with the PVC Core Plus Bond Account.  The PVC Core Plus Bond Account was the surviving subaccount.

(11)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management ("SAM") Portfolios
	SAM Balanced Portfolio		SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio
	2019	2018	2019	2018	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$744,705	$900,252	$163,173	$157,262	$883,763	$1,548,623	$69,828	$68,200
Net realized gain (loss) from investment transactions	1,399,159	1,860,298	140,285	216,619	4,398,130	4,506,835	87,603	51,550
Change in net unrealized appreciation (depreciation)
of investments	4,782,823	(4,932,707)	676,576	(653,861)	11,356,401	(11,737,470)	117,028	(181,911)
Net increase (decrease) in net assets
from operations	6,926,687	(2,172,157)	980,034	(279,980)	16,638,294	(5,682,012)	274,459	(62,161)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	8,316,333	8,625,428	1,665,922	1,605,071	13,984,063	14,258,311	405,364	396,954
Transfers for contract benefits and terminations	(2,449,998)	(1,847,092)	(235,686)	(252,914)	(4,205,519)	(4,088,195)	(303,195)	(71,620)
Contract maintenance charges	(3,913,069)	(4,161,037)	(760,479)	(773,147)	(6,457,874)	(6,796,412)	(198,606)	(199,059)
Transfers between subaccounts (including fixed
account), net	(703,329)	(417,697)	(96,426)	651,128	(1,202,515)	(1,737,583)	(25,504)	209,024
Net increase (decrease) in net assets
from contract transactions	1,249,937	2,199,602	573,331	1,230,138	2,118,155	1,636,121	(121,941)	335,299
Total increase (decrease) in net assets	8,176,624	27,445	1,553,365	950,158	18,756,449	(4,045,891)	152,518	273,138
Net assets
Beginning of period	35,782,282	35,754,837	6,236,499	5,286,341	71,593,270	75,639,161	2,195,111	1,921,973
End of period	$43,958,906	$35,782,282	$7,789,864	$6,236,499	$90,349,719	$71,593,270	$2,347,629	$2,195,111
Analysis of increase (decrease) in units outstanding
Units issued	183,680	200,699	46,664	76,768	254,370	281,270	12,814	24,464
Units redeemed	(117,501)	(70,400)	(15,323)	(15,875)	(143,396)	(176,401)	(16,440)	(7,193)
Increase (decrease) in units outstanding	66,179	130,299	31,341	60,893	110,974	104,869	(3,626)	17,271
Beginning units	1,878,418	1,748,119	354,825	293,932	3,404,745	3,299,876	131,504	114,233
Ending units	1,944,597	1,878,418	386,166	354,825	3,515,719	3,404,745	127,878	131,504

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2018 and 2019

Principal Variable Contracts Funds, Inc. ("PVC") –

Class 2 Shares – Strategic Asset Management

("SAM") Portfolios , Continued

	SAM Strategic Growth Portfolio
	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$780,643	$1,540,080
Net realized gain (loss) from investment transactions	5,921,188	6,124,690
Change in net unrealized appreciation (depreciation)
of investments	16,508,922	(16,659,889)
Net increase (decrease) in net assets
from operations	23,210,753	(8,995,119)
Increase (decrease) in net assets from
contract transactions
Payments received from policyholders	18,148,269	18,913,922
Transfers for contract benefits and terminations	(5,947,043)	(6,620,725)
Contract maintenance charges	(8,496,527)	(9,057,107)
Transfers between subaccounts (including fixed
account), net	(1,794,152)	(2,629,732)
Net increase (decrease) in net assets
from contract transactions	1,910,547	606,358
Total increase (decrease) in net assets	25,121,300	(8,388,761)
Net assets
Beginning of period	86,999,915	95,388,676
End of period	$112,121,215	$86,999,915
Analysis of increase (decrease) in units outstanding
Units issued	335,886	371,967
Units redeemed	(221,135)	(281,699)
Increase (decrease) in units outstanding	114,751	90,268
Beginning units	4,073,530	3,983,262
Ending units	4,188,281	4,073,530

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

1. The Company

The Farmers Variable Life Separate Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the "Company") during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of sixty subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the "Funds").

The Variable Universal Life portfolio includes:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (1)

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares (1)

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares

Bond VIP

Core Equity VIP

CROCI® International VIP

Global Small Cap VIP

DWS Variable Series II – Class A Shares

CROCI® U.S. VIP

Government & Agency Securities VIP

Government Money Market VIP

High Income VIP

Small Mid Cap Growth VIP

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

1. The Company

Fidelity Variable Insurance Products ("VIP") Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management ("SAM") Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

1. The Company

The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares

Equity 500 Index VIP

DWS Variable Series II – Class A Shares

CROCI® U.S. VIP

Fidelity Variable Insurance Products ("VIP") Funds – Service Class

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Janus Henderson

VIT Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds

Diversified International Account I (2)

LargeCap Growth Account I (3)

Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds Core Plus Bond Account I (4)

Government & High Quality Bond Account I (5)

Short-Term Income Account I (6)

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds Capital Appreciation Account II

Diversified International Account II (7)

Equity Income Account II

LargeCap Growth Account II (8)

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Fixed Income Funds Government & High Quality Bond Account II (9)

Income Account II (10)

Short-Term Income Account II (11)

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management ("SAM") Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

1. The Company

The EssentialLife Variable Universal Life portfolio includes:

American Funds Insurance Series

Asset Allocation Fund

Capital Income Builder Fund

Global Growth and Income Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

BNY Mellon Variable Investment Fund – Service Class Shares (1) Opportunistic Small Cap Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (1) Sustainable U.S. Equity Portfolio

DWS Variable Series I – Class A Shares

Bond VIP

CROCI® International VIP

Global Small Cap VIP

DWS Variable Series II – Class A Shares

CROCI® U.S. VIP

Government & Agency Securities VIP

Government Money Market VIP

High Income VIP

Fidelity Variable Insurance Products ("VIP") Funds – Service Class VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

1. The Company

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management ("SAM") Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

(2)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(3)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

(4)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(5)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(6)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

(7)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(8)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

(9)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

1.The Company

(10)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

(11)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the "Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles ("US GAAP"). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies ("ASC 946"). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value ("NAV") per share of the respective portfolios at December 31, 2019. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 ("ASC 820"), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)Quoted prices for similar assets or liabilities in active markets

b)Quoted prices for identical or similar assets or liabilities in non-active markets

c)Inputs other than quoted market prices that are observable

d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

3. Expenses and Related Party Transactions

Variable
Fees and Charges	Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of	0.90%
unit values.
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to
exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A
Deferred Sales Charge Component	$50 – $75 per $1,000
of face amount
Administrative Component	$5.32 – $17.50
per $1,000 of
face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per
$1,000, not to
exceed $300
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5
Monthly Administrative Charge
This charge is assessed monthly through the redemption of	$5 – $8
units, on the issue date and on each monthly due date.
Cost of Insurance Charge
This charge is assessed monthly through the redemption of	$0.06 – $83.07 per $1,000
units, on the issue date and on each monthly due date.	of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge	N/A
monthly on the issue date and on each monthly due date.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption	Up to five times the cost of
of units, on the issue date and on each monthly due date.	insurance charge. The Special
Premium Class charge for
most policies is $0.

Life

Accumulator

0.25% – 0.70%

4.25%

2.0% not to exceed $25

$11.52 – $51.68 per $1,000 of face amount

N/A

N/A

N/A

$0 – $25

$5

$7 – $10

$0.03 – $83.33 per $1,000 of benefit amount

N/A

Up to five times the cost of

insurance charge. The Special

Premium Class charge for

most policies is $0.

EssentialLife

Variable

Universal Life

0.30% – 0.60%

3% – 7%

2.0% not to exceed $25

N/A

$3 – $44.40 per $1,000 of face amount

$3 – $44.40 per $1,000 of face amount

N/A

$0 – $25

$0 – $25

$12

$0.01 – $37.12 per $1,000

of benefit amount

Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.

N/A

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of	$0 – $1,000 per $1,000 of	$0 – $1,000 per $1,000 of
units, on the issue date and on each monthly due date.	benefit amount	benefit amount
Monthly Underwriting and Sales Charge

$0 – $1.25 per $1,000 of benefit amount

This charge is assessed monthly through the redemption of	N/A	$0.24 – $0.88 per $1,000	$0.06 – $2.21 per $1,000
units, on the issue date and on each monthly due date		of benefit amount	of benefit amount
during the first five years and within five years after any
increase in principal sum.
Loan Interest Spread

Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy's fixed account.

Accidental Death Benefit Rider

1.5% – 5.0% of the policy	0.25% of the policy	2% – 4% of the policy
loan balance	loan balance	loan balance
This charge is assessed monthly through the redemption	$0.04 – $0.38 per $1,000	N/A	$0.04 – $0.56 per $1,000
of units, on the issue date and on each monthly due date.	of rider		of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under	$0 – $250 plus the
this rider.	actuarial discount
Monthly Disability Benefit Rider

$0 – $250 plus the actuarial discount

$0 – $250 plus the actuarial discount

This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.

Disability Waiver Rider

This charge is assessed monthly on the issue date and on each monthly due date.

Waiver of Deduction Rider

This charge is assessed monthly on the issue date and on each monthly due date.

Children's Term Rider

$4 – $40 per $100 of monthly benefit

4% – 40% of all other monthly charges

N/A

$4 – $40 per $100 of monthly benefit

N/A

N/A

$4 – $62 per $100 of monthly benefit

N/A

4% – 60% of all other

monthly charges

This charge is assessed monthly through the redemption of	$0.78 – $0.87 per $1,000	N/A	$0.78 – $0.87 per $1,000
units, on the issue date and on each monthly due date.	of rider amount		of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of	$0.09 – $4.35 per $1,000	N/A	N/A
units, on the issue date and on each monthly due date.	of rider amount
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the	N/A	N/A
amount of death benefit
accelerated plus the
actuarial discount

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC ("FFS"), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios' service providers for administrative and other services performed relating to Variable Account operations.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31,

2019 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$964,031	$69,960
Capital Income Builder Fund	1,038,300	121,557
Global Growth and Income Fund	957,989	86,173
Global Growth Fund	1,301,928	134,245
Growth Fund	5,385,580	277,698
Growth-Income Fund	2,486,409	244,005
International Fund	343,044	37,554
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$544,159	$244,029
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$1,858,997	$402,076
Quality Bond Portfolio	105,552	86,334
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$26,170	$49,159
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP	$212,964	$80,980
DWS Variable Series I – Class A Shares
Bond VIP	$749,042	$466,886
Core Equity VIP	663,918	386,061
CROCI® International VIP	1,244,315	759,606
Global Small Cap VIP	1,528,324	540,021
DWS Variable Series II – Class A Shares
CROCI® U.S. VIP	$4,492,096	$2,191,660
Government & Agency Securities VIP	441,258	154,623
Government Money Market VIP	316,321	138,697
High Income VIP	857,403	340,254
Small Mid Cap Growth VIP	92,397	43,607
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio	$4,962,924	$2,696,605
VIP Index 500 Portfolio	5,336,214	2,520,468
VIP Mid Cap Portfolio	5,550,838	1,749,303
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$31,713	$6,318
VIP Freedom 2010 Portfolio	35,665	21,451
VIP Freedom 2015 Portfolio	55,047	16,815
VIP Freedom 2020 Portfolio	215,662	79,717
VIP Freedom 2025 Portfolio	320,402	291,909
VIP Freedom 2030 Portfolio	1,663,578	459,013
VIP Freedom Income Portfolio	160,834	51,509

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.) Notes to Financial Statements December 31, 2019

4. Purchases and Sales of Investments

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$242,590	$73,424
VIP FundsManager 50% Portfolio	775,668	405,703
VIP FundsManager 70% Portfolio	1,535,644	453,786
VIP FundsManager 85% Portfolio	1,962,996	343,551
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$328,527	$375,755
Small – Mid Cap Growth VIP Fund	2,412,650	750,089
Small Cap Value VIP Fund	2,457,519	629,338
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$556,408	$646,709
Small Cap Equity Insights Fund	251,564	326,628
Strategic Growth Fund	2,370,976	1,360,248
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$2,224,940	$677,211
VIT Enterprise Portfolio (Service Shares)	347,891	355,036
VIT Forty Portfolio (Institutional Shares)	6,217,768	3,275,686
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$590,205	$313,069
VIT Low Duration Portfolio	593,626	258,579
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Equity Funds
Diversified International Account I	$825,985	$21,944
LargeCap Growth Account I	287,643	34,568
Principal Variable Contracts Funds, Inc. ("PVC") – Class 1 Fixed Income Funds
Core Plus Bond Account I	$137,415	$8,638
Government & High Quality Bond Account I	72,965	859
Short-Term Income Account I	920	22
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$977,244	$708,776
Diversified International Account II	30,342	769,130
Equity Income Account II	672,469	811,178
LargeCap Growth Account II	88,577	283,573
MidCap Account II	2,041,473	1,128,474
SmallCap Account II	443,349	147,553
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Fixed Income
Funds
Government & High Quality Bond Account II	$1,992	$69,059
Income Account II	140,210	188,646
Short-Term Income Account II	-	198
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset
Management ("SAM") Portfolios
SAM Balanced Portfolio	$6,044,752	$2,558,743
SAM Conservative Balanced Portfolio	1,183,152	298,648
SAM Conservative Growth Portfolio	10,523,688	3,642,941
SAM Flexible Income Portfolio	373,952	353,893
SAM Strategic Growth Portfolio	13,791,269	5,687,002
	$104,449,443	$41,706,950

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

			Variable Universal Life

		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio
Inc. – Service Class Shares (1) subaccount
Sustainable U.S. Equity Portfolio	2019	9,679	638	(2,550)	7,767	$21.92
	2018	9,449	797	(567)	9,679	16.50
BNY Mellon Variable Investment Fund – Service
Class Shares subaccount
Opportunistic Small Cap Portfolio	2019	249,833	11,180	(13,567)	247,446	$20.78
	2018	257,473	7,456	(15,096)	249,833	17.26
Quality Bond Portfolio	2019	83,642	5,486	(4,961)	84,167	16.72
	2018	82,879	5,584	(4,821)	83,642	15.63
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2019	8,864	392	(1,880)	7,376	$28.16
	2018	8,881	743	(760)	8,864	21.63
DWS Variable Series I – Class A Shares subaccounts
Bond VIP	2019	449,341	21,139	(22,365)	448,115	$17.84
	2018	445,377	24,580	(20,616)	449,341	16.27
Core Equity VIP	2019	183,328	6,721	(15,037)	175,012	26.89
	2018	190,223	6,643	(13,538)	183,328	20.82
CROCI® International VIP	2019	1,614,216	74,834	(74,543)	1,614,507	8.51
	2018	1,566,280	97,210	(49,274)	1,614,216	7.05
Global Small Cap VIP	2019	395,547	18,416	(15,654)	398,309	25.31
	2018	390,289	18,686	(13,428)	395,547	21.06
DWS Variable Series II – Class A Shares subaccounts
CROCI® U.S. VIP	2019	880,722	21,883	(48,988)	853,617	$41.07
	2018	890,566	29,348	(39,192)	880,722	31.17
Government & Agency Securities VIP	2019	94,946	5,577	(5,630)	94,893	19.19
	2018	95,328	4,918	(5,300)	94,946	18.20
Government Money Market VIP	2019	127,319	9,764	(7,728)	129,355	11.36
	2018	123,308	8,592	(4,581)	127,319	11.26
High Income VIP	2019	200,794	6,503	(8,991)	198,306	26.51
	2018	203,538	7,439	(10,183)	200,794	23.12
Small Mid Cap Growth VIP	2019	58,347	3,367	(4,639)	57,075	9.75
	2018	58,124	2,634	(2,411)	58,347	8.04
Fidelity Variable Insurance Products
("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2019	983,395	15,780	(61,094)	938,081	$29.28
	2018	1,032,777	13,794	(63,176)	983,395	22.01
VIP Index 500 Portfolio	2019	907,065	19,681	(55,178)	871,568	30.64
	2018	945,744	17,041	(55,720)	907,065	23.56
VIP Mid Cap Portfolio	2019	228,864	16,702	(21,986)	223,580	47.81
	2018	232,724	7,475	(11,335)	228,864	39.11
Franklin Templeton Variable Insurance Products
Trust – Class 2 subaccounts
Developing Markets VIP Fund	2019	244,841	13,238	(15,611)	242,468	$25.33
	2018	238,071	18,460	(11,690)	244,841	20.18
Small – Mid Cap Growth VIP Fund	2019	150,617	3,841	(9,699)	144,759	28.00
	2018	155,485	3,650	(8,518)	150,617	21.49
Small Cap Value VIP Fund	2019	138,514	6,732	(8,741)	136,505	29.17
	2018	139,227	5,195	(5,908)	138,514	23.29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

Goldman Sachs Variable Insurance Trust –
Institutional Class subaccounts
Mid Cap Value Fund	2019	217,252	4,172	(13,833)	207,591	$44.75
	2018	224,172	5,126	(12,046)	217,252	34.33
Small Cap Equity Insights Fund	2019	99,387	3,357	(6,451)	96,293	34.79
	2018	104,171	2,784	(7,568)	99,387	28.12
Strategic Growth Fund	2019	750,969	9,812	(46,021)	714,760	29.71
	2018	796,695	8,617	(54,343)	750,969	22.12
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2019	127,030	7,801	(5,733)	129,098	$32.07
	2018	131,178	5,444	(9,592)	127,030	26.46
VIT Enterprise Portfolio (Service Shares)	2019	92,353	2,575	(6,252)	88,676	40.87
	2018	95,698	2,219	(5,564)	92,353	30.51
VIT Forty Portfolio (Institutional Shares)	2019	1,267,290	17,533	(87,959)	1,196,864	27.77
	2018	1,330,359	21,024	(84,093)	1,267,290	20.43
PIMCO Variable Insurance Trust –
Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2019	179,202	9,313	(7,954)	180,561	$24.21
	2018	182,685	7,499	(10,982)	179,202	22.83
VIT Low Duration Portfolio	2019	267,503	15,532	(11,572)	271,463	16.64
	2018	267,893	13,907	(14,297)	267,503	16.14
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2019	69,449	5,078	(3,104)	71,423	$35.30
	2018	69,694	4,092	(4,337)	69,449	26.96
Equity Income Account II	2019	206,697	6,172	(17,343)	195,526	40.44
	2018	214,289	7,482	(15,074)	206,697	31.69
MidCap Account II	2019	73,091	1,198	(5,826)	68,463	190.94
	2018	75,440	2,047	(4,396)	73,091	134.98
SmallCap Account II	2019	178,470	5,607	(10,572)	173,505	13.15
	2018	186,142	4,926	(12,598)	178,470	10.44
Principal Variable Contracts Funds, Inc.
("PVC")Strategic Asset Management ("SAM")
subaccounts
SAM Balanced Portfolio	2019	486,436	23,735	(31,714)	478,457	$29.52
	2018	502,965	18,883	(35,412)	486,436	24.88
SAM Conservative Balanced Portfolio	2019	87,445	5,295	(2,220)	90,520	25.19
	2018	57,945	33,893	(4,393)	87,445	21.97
SAM Conservative Growth Portfolio	2019	1,260,775	37,792	(56,558)	1,242,009	33.01
	2018	1,296,789	40,774	(76,788)	1,260,775	26.93
SAM Flexible Income Portfolio	2019	45,522	2,140	(12,765)	34,897	22.67
	2018	33,945	12,976	(1,399)	45,522	20.25
SAM Strategic Growth Portfolio	2019	1,495,088	38,263	(87,985)	1,445,366	35.18
	2018	1,553,059	46,182	(104,153)	1,495,088	27.92

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

Life Accumulator - During The First Ten Policy Years

		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B Shares subaccount
Equity 500 Index VIP	2019	-	-	-	-	$-
	2018	1,094	58	(1,152)	-	-
DWS Variable Series II – Class A Shares subaccount
CROCI® U.S. VIP	2019	-	-	-	-	$-
	2018	3,042	32	(3,074)	-	-
Fidelity Variable Insurance Products
("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2019	-	-	-	-	$-
	2018	6,317	136	(6,453)	-	-
Franklin Templeton Variable Insurance Products
Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2019	-	-	-	-	$-
	2018	6,422	107	(6,529)	-	-
Goldman Sachs Variable Insurance Trust –
Institutional Class subaccounts
Mid Cap Value Fund	2019	-	-	-	-	$-
	2018	-	-	-	-	-
Small Cap Equity Insights Fund	2019	-	-	-	-	-
	2018	3,690	21	(3,711)	-	-
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2019	-	-	-	-	$-
	2018	1,176	32	(1,208)	-	-
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 1 Equity Funds subaccounts
Diversified International Account I	2019	-	-	-	-	$-
	2018	-	-	-	-	-
LargeCap Growth Account I	2019	-	1,431	(20)	1,411	11.47
	2018	-	-	-	-	-
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2019	-	-	-	-	$-
	2018	-	-	-	-	-
Government & High Quality Bond Account I	2019	-	-	-	-	-
	2018	-	-	-	-	-
Short-Term Income Account I	2019	-	-	-	-	-
	2018	-	-	-	-	-
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2019	4	59	(61)	2	$51.69
	2018	2,284	41	(2,321)	4	39.40
Diversified International Account II	2019	-	-	-	-	-
	2018	4,171	133	(4,304)	-	-
Equity Income Account II	2019	-	-	-	-	-
	2018	4,844	158	(5,002)	-	-
LargeCap Growth Account II	2019	397	22	(419)	-	-
	2018	842	67	(512)	397	28.09
MidCap Account II	2019	-	-	-	-	-
	2018	66	4	(70)	-	-
SmallCap Account II	2019	-	-	-	-	-
	2018	2,805	93	(2,898)	-	-

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares – Fixed Income Funds subaccounts
Government & High Quality Bond Account II	2019	-	-	-	-	$-
	2018	-	-	-	-	-
Income Account II	2019	-	-	-	-	-
	2018	599	106	(705)	-	-
Short-Term Income Account II	2019	-	-	-	-	-
	2018	-	-	-	-	-
Principal Variable Contracts Funds, Inc.
("PVC") Strategic Asset Management ("SAM")
subaccounts
SAM Balanced Portfolio	2019	1,405	63	(23)	1,445	$29.31
	2018	5,673	154	(4,422)	1,405	24.65
SAM Conservative Balanced Portfolio	2019	-	-	-	-	24.74
	2018	-	-	-	-	21.54
SAM Conservative Growth Portfolio	2019	30	35	(30)	35	33.13
	2018	5,384	328	(5,682)	30	26.97
SAM Flexible Income Portfolio	2019	-	-	-	-	22.09
	2018	390	25	(415)	-	19.69
SAM Strategic Growth Portfolio	2019	250	805	(887)	168	35.71
	2018	44,880	467	(45,097)	250	28.28

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

		Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B Shares subaccount
Equity 500 Index VIP	2019	120,251	3,495	(4,069)	119,677	$21.78
	2018	123,199	6,233	(9,181)	120,251	16.72
DWS Variable Series II – Class A Shares subaccount
CROCI® U.S. VIP	2019	19,173	2,319	(1,794)	19,698	$16.23
	2018	15,338	6,589	(2,754)	19,173	12.24
Fidelity Variable Insurance Products
("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2019	48,432	5,704	(8,962)	45,174	$26.08
	2018	36,284	20,206	(8,058)	48,432	19.50
Franklin Templeton Variable Insurance Products
Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2019	46,645	8,684	(6,194)	49,135	$17.84
	2018	48,562	14,151	(16,068)	46,645	14.16
Goldman Sachs Variable Insurance Trust –
Institutional Class subaccounts
Mid Cap Value Fund	2019	11,422	319	(1,840)	9,901	$17.42
	2018	12,613	12,693	(13,884)	11,422	13.28
Small Cap Equity Insights Fund	2019	32,336	3,342	(5,724)	29,954	19.30
	2018	28,768	7,184	(3,616)	32,336	15.51
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2019	23,517	1,055	(4,468)	20,104	$25.96
	2018	21,010	10,630	(8,123)	23,517	19.27
Principal Variable Contracts Funds, Inc.
("PVC") –Class 1 Equity Funds subaccounts
Diversified International Account I	2019	-	78,121	(2,125)	75,996	$10.91
	2018	-	-	-	-	-
LargeCap Growth Account I	2019	-	25,099	(3,176)	21,923	11.50
	2018	-	-	-	-	-
Principal Variable Contracts Funds, Inc.
("PVC")– Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2019	-	13,288	(826)	12,462	$10.37
	2018	-	-	-	-	-
Government & High Quality Bond Account I	2019	-	7,113	(76)	7,037	10.22
	2018	-	-	-	-	-
Short-Term Income Account I	2019	-	91	(2)	89	10.17
	2018	-	-	-	-	-
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2019	122,650	19,434	(31,600)	110,484	$21.90
	2018	119,533	13,326	(10,209)	122,650	16.63
Diversified International Account II	2019	56,112	2,457	(58,569)	-	13.14
	2018	49,281	12,147	(5,316)	56,112	11.81
Equity Income Account II	2019	119,200	3,749	(8,385)	114,564	20.44
	2018	115,049	26,500	(22,349)	119,200	15.92
LargeCap Growth Account II	2019	13,258	1,088	(14,346)	-	18.87
	2018	12,761	3,130	(2,633)	13,258	16.10
MidCap Account II	2019	38,877	1,729	(2,368)	38,238	24.30
	2018	38,338	1,553	(1,014)	38,877	17.08
SmallCap Account II	2019	13,307	1,432	(702)	14,037	13.53
	2018	13,017	4,931	(4,641)	13,307	10.67

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

Principal Variable Contracts Funds, Inc.
("PVC") Fixed Income Funds subaccounts
Government & High Quality Bond Account II	2019	5,959	183	(6,142)	-	$11.23
	2018	7,074	379	(1,494)	5,959	10.83
Income Account II	2019	12,091	3,596	(15,687)	-	12.22
	2018	11,683	3,076	(2,668)	12,091	11.67
Short-Term Income Account II	2019	18	-	(18)	-	10.90
	2018	26	-	(8)	18	10.64
Principal Variable Contracts Funds, Inc.
("PVC")Strategic Asset Management ("SAM")
subaccounts
SAM Balanced Portfolio	2019	174,199	7,267	(9,642)	171,824	$15.98
	2018	162,594	15,726	(4,121)	174,199	13.39
SAM Conservative Balanced Portfolio	2019	26,280	2,225	(1,168)	27,337	14.60
	2018	27,527	2,520	(3,767)	26,280	12.66
SAM Conservative Growth Portfolio	2019	260,451	10,104	(20,036)	250,519	17.39
	2018	263,682	19,941	(23,172)	260,451	14.11
SAM Flexible Income Portfolio	2019	31,165	1,702	(385)	32,482	13.80
	2018	31,032	2,255	(2,122)	31,165	12.25
SAM Strategic Growth Portfolio	2019	384,323	28,579	(56,682)	356,220	18.20
	2018	379,857	47,999	(43,533)	384,323	14.36

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

			EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
American Funds Insurance Series subaccounts
Asset Allocation Fund	2019	96,052	64,825	(5,294)	155,583	$14.20
	2018	41,236	60,190	(5,374)	96,052	11.75
Capital Income Builder Fund	2019	122,738	86,443	(10,565)	198,616	12.28
	2018	55,409	70,233	(2,904)	122,738	10.45
Global Growth and Income Fund	2019	84,908	60,494	(5,990)	139,412	15.70
	2018	37,525	49,941	(2,558)	84,908	12.01
Global Growth Fund	2019	108,100	79,258	(8,964)	178,394	16.71
	2018	46,166	64,787	(2,853)	108,100	12.39
Growth Fund	2019	457,203	270,588	(17,214)	710,577	18.25
	2018	208,298	254,182	(5,277)	457,203	14.00
Growth-Income Fund	2019	202,716	137,152	(16,350)	323,518	16.39
	2018	95,740	111,725	(4,749)	202,716	13.04
International Fund	2019	37,360	24,029	(2,843)	58,546	14.44
	2018	15,619	23,546	(1,805)	37,360	11.78
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
– Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2019	62,574	18,333	(7,831)	73,076	$27.96
	2018	53,984	11,872	(3,282)	62,574	20.93
BNY Mellon Variable Investment Fund – Service Class
Shares subaccount
Opportunistic Small Cap Portfolio	2019	101,640	19,379	(5,553)	115,466	$22.50
	2018	91,174	15,892	(5,426)	101,640	18.58
DWS Variable Series I – Class A Shares subaccounts
Bond VIP	2019	54,318	11,107	(2,881)	62,544	$13.95
	2018	47,779	10,472	(3,933)	54,318	12.65
CROCI® International VIP	2019	195,050	31,142	(12,032)	214,160	10.86
	2018	167,927	78,894	(51,771)	195,050	8.94
Global Small Cap VIP	2019	187,076	29,805	(7,859)	209,022	17.57
	2018	166,311	29,890	(9,125)	187,076	14.53
DWS Variable Series II – Class A Shares subaccounts
CROCI® U.S. VIP	2019	108,368	12,685	(6,017)	115,036	$27.48
	2018	96,592	15,791	(4,015)	108,368	20.73
Government & Agency Securities VIP	2019	54,750	20,118	(2,960)	71,908	14.18
	2018	48,316	8,487	(2,053)	54,750	13.36
Government Money Market VIP	2019	48,623	17,900	(4,636)	61,887	10.14
	2018	44,367	8,256	(4,000)	48,623	9.99
High Income VIP	2019	111,358	15,560	(4,361)	122,557	20.53
	2018	101,330	17,603	(7,575)	111,358	17.80
Fidelity Variable Insurance Products
("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2019	440,054	70,566	(23,773)	486,847	$32.99
	2018	378,367	75,252	(13,565)	440,054	24.66
VIP Index 500 Portfolio	2019	530,540	130,219	(31,471)	629,288	30.44
	2018	439,823	105,578	(14,861)	530,540	23.27
VIP Mid Cap Portfolio	2019	586,757	98,571	(31,448)	653,880	23.89
	2018	531,054	93,800	(38,097)	586,757	19.42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

5. Units Issued and Redeemed

Fidelity VIP Freedom Funds – Service
Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2019	7,272	1,683	(378)	8,577	$16.94
	2018	5,589	1,814	(131)	7,272	14.96
VIP Freedom 2010 Portfolio	2019	7,464	1,576	(1,192)	7,848	18.62
	2018	6,935	1,490	(961)	7,464	16.14
VIP Freedom 2015 Portfolio	2019	10,720	2,083	(931)	11,872	19.29
	2018	10,155	2,386	(1,821)	10,720	16.40
VIP Freedom 2020 Portfolio	2019	58,107	7,617	(4,205)	61,519	19.75
	2018	52,706	8,817	(3,416)	58,107	16.53
VIP Freedom 2025 Portfolio	2019	90,787	12,597	(15,400)	87,984	21.00
	2018	82,855	14,054	(6,122)	90,787	17.33
VIP Freedom 2030 Portfolio	2019	347,518	65,702	(22,887)	390,333	21.44
	2018	319,940	47,170	(19,592)	347,518	17.33
VIP Freedom Income Portfolio	2019	43,959	9,022	(3,384)	49,597	15.54
	2018	38,230	9,114	(3,385)	43,959	13.96
Fidelity VIP FundsManager Portfolios
– Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2019	58,362	13,536	(5,007)	66,891	$15.00
	2018	42,518	18,370	(2,526)	58,362	13.66
VIP FundsManager 50% Portfolio	2019	173,819	26,520	(23,199)	177,140	18.68
	2018	156,074	29,704	(11,959)	173,819	15.92
VIP FundsManager 70% Portfolio	2019	313,762	38,577	(23,503)	328,836	20.76
	2018	288,650	40,936	(15,824)	313,762	17.00
VIP FundsManager 85% Portfolio	2019	330,753	44,088	(16,789)	358,052	22.27
	2018	305,909	45,552	(20,708)	330,753	17.71
Franklin Templeton Variable Insurance Products
Trust – Class 2 subaccounts
Small – Mid Cap Growth VIP Fund	2019	246,961	36,807	(18,919)	264,849	$27.12
	2018	226,059	35,280	(14,378)	246,961	20.70
Small Cap Value VIP Fund	2019	178,766	29,186	(12,507)	195,445	24.65
	2018	160,410	29,485	(11,129)	178,766	19.56
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2019	422,405	60,232	(20,431)	462,206	$25.87
	2018	381,374	61,555	(20,524)	422,405	21.22
VIT Forty Portfolio (Institutional Shares)	2019	535,509	75,830	(30,434)	580,905	31.74
	2018	470,118	143,323	(77,932)	535,509	23.21
PIMCO Variable Insurance Trust –
Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2019	79,402	13,734	(5,650)	87,486	$18.54
	2018	71,360	13,071	(5,029)	79,402	17.38
VIT Low Duration Portfolio	2019	75,562	16,304	(3,853)	88,013	13.13
	2018	67,034	13,787	(5,259)	75,562	12.66
Principal Variable Contracts Funds, Inc.
("PVC") Strategic Asset Management ("SAM")
subaccounts
SAM Balanced Portfolio	2019	1,216,378	152,615	(76,122)	1,292,871	$20.92
	2018	1,076,887	165,936	(26,445)	1,216,378	17.52
SAM Conservative Balanced Portfolio	2019	241,100	39,144	(11,935)	268,309	19.05
	2018	208,459	40,355	(7,714)	241,100	16.52
SAM Conservative Growth Portfolio	2019	1,883,489	206,439	(66,772)	2,023,156	22.24
	2018	1,734,021	220,227	(70,759)	1,883,489	18.03
SAM Flexible Income Portfolio	2019	54,817	8,972	(3,290)	60,499	18.32
	2018	48,866	9,208	(3,257)	54,817	16.26
SAM Strategic Growth Portfolio	2019	2,193,869	268,239	(75,581)	2,386,527	22.96
	2018	2,005,466	277,319	(88,916)	2,193,869	18.11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

		At December 31					For the Period Ended December 31

						Investment
			Unit		Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
American Funds Insurance Series
Asset Allocation Fund
2019	155,583	$14.20	to	$14.20	$2,209,065	2.24%	0.30%	to	0.30%	20.87%	to	20.87%
2018	96,052	11.75	to	11.75	1,128,334	2.16%	0.30%	to	0.30%	(4.89%)	to	(4.89%)
2017	41,236	12.35	to	12.35	509,318	2.24%	0.30%	to	0.30%	15.88%	to	15.88%
2016 (1)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder Fund
2019	198,616	$12.28	to	$12.28	$2,439,156	3.00%	0.30%	to	0.30%	17.53%	to	17.53%
2018	122,738	10.45	to	10.45	1,282,447	3.13%	0.30%	to	0.30%	(7.36%)	to	(7.36%)
2017	55,409	11.28	to	11.28	624,982	3.06%	0.30%	to	0.30%	12.70%	to	12.70%
2016 (2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth and Income Fund
2019	139,412	$15.70	to	$15.70	$2,188,332	2.29%	0.30%	to	0.30%	30.75%	to	30.75%
2018	84,908	12.01	to	12.01	1,019,346	2.12%	0.30%	to	0.30%	(9.90%)	to	(9.90%)
2017	37,525	13.32	to	13.32	499,993	3.40%	0.30%	to	0.30%	25.69%	to	25.69%
2016 (3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2019	178,394	$16.71	to	$16.71	$2,981,174	1.36%	0.30%	to	0.30%	34.87%	to	34.87%
2018	108,100	12.39	to	12.39	1,339,404	0.90%	0.30%	to	0.30%	(9.32%)	to	(9.32%)
2017	46,166	13.66	to	13.66	630,771	1.06%	0.30%	to	0.30%	31.08%	to	31.08%
2016 (4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2019	710,577	$18.25	to	$18.25	$12,969,562	0.86%	0.30%	to	0.30%	30.38%	to	30.38%
2018	457,203	14.00	to	14.00	6,400,359	0.53%	0.30%	to	0.30%	(0.55%)	to	(0.55%)
2017	208,298	14.08	to	14.08	2,932,005	0.74%	0.30%	to	0.30%	27.91%	to	27.91%
2016 (5)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2019	323,518	$16.39	to	$16.39	$5,304,039	1.98%	0.30%	to	0.30%	25.76%	to	25.76%
2018	202,716	13.04	to	13.04	2,642,748	1.82%	0.30%	to	0.30%	(2.08%)	to	(2.08%)
2017	95,740	13.31	to	13.31	1,274,671	2.04%	0.30%	to	0.30%	22.02%	to	22.02%
2016 (6)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2019	58,546	$14.44	to	$14.44	$845,166	1.73%	0.30%	to	0.30%	22.51%	to	22.51%
2018	37,360	11.78	to	11.78	440,210	2.29%	0.30%	to	0.30%	(13.39%)	to	(13.39%)
2017	15,619	13.61	to	13.61	212,497	2.00%	0.30%	to	0.30%	31.75%	to	31.75%
2016 (7)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
BNY Mellon Variable Investment Fund –
Service Class Shares (8)
Opportunistic Small Cap Portfolio
2019	362,912	$20.78	to	$22.50	$7,740,961	0.00%	0.30%	to	0.90%	20.41%	to	21.13%
2018	351,473	17.26	to	18.58	6,200,489	0.00%	0.30%	to	0.90%	(20.01%)	to	(19.53%)
2017	348,647	21.58	to	23.09	7,660,842	0.00%	0.30%	to	0.90%	23.26%	to	16.44%
2016	348,536	17.51	to	18.62	6,191,415	0.00%	0.30%	to	0.90%	15.75%	to	(2.81%)
2015	342,984	15.12	to	15.99	5,244,730	0.00%	0.30%	to	0.90%	(3.39%)	to	1.02%
Quality Bond Portfolio
2019	84,167	$16.72	to	$16.72	$1,407,259	1.67%	0.90%	to	0.90%	6.95%	to	6.95%
2018	83,642	15.63	to	15.63	1,307,651	2.49%	0.90%	to	0.90%	(3.60%)	to	(3.60%)
2017	82,879	16.22	to	16.22	1,344,080	1.86%	0.90%	to	0.90%	3.32%	to	0.37%
2016	82,826	15.70	to	15.70	1,300,032	1.52%	0.90%	to	0.90%	0.37%	to	(2.76%)
2015	81,353	15.64	to	15.64	1,272,256	1.80%	0.90%	to	0.90%	(2.76%)	to	3.62%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

BNY Mellon Sustainable U.S. Equity Portfolio,
Inc. – Service Class Shares (8)
Sustainable U.S. Equity Portfolio
2019	80,843	$21.92	to	$27.96	$
2018	72,253	16.50	to	20.93
2017	63,433	17.46	to	22.01
2016	55,156	15.32	to	19.19
2015	41,949	14.04	to	17.49
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2019	7,376	$28.16	to	$28.16	$
2018	8,864	21.63	to	21.63
2017	8,881	22.84	to	22.84
2016	9,130	20.64	to	20.64
2015	9,233	19.42	to	19.42
DWS Investments VIT Funds – Class B
Shares (9)
Equity 500 Index VIP
2019	119,677	$21.78	to	$21.78	$
2018	120,251	16.72	to	16.72
2017	124,293	17.64	to	32.98
2016	194,111	14.61	to	27.43
2015	179,540	13.17	to	24.81
DWS Variable Series I – Class A
Shares (9)
Bond VIP
2019	510,659	$13.95	to	$17.84	$
2018	503,659	12.65	to	16.27
2017	493,156	13.03	to	16.87
2016	469,730	12.35	to	16.08
2015	451,411	11.70	to	15.32
Core Equity VIP
2019	175,012	$26.89	to	$26.89	$
2018	183,328	20.82	to	20.82
2017	190,223	22.28	to	22.28
2016	193,962	18.57	to	18.57
2015	200,574	16.96	to	16.96
CROCI® International VIP
2019	1,828,667	$8.51	to	$10.86	$
2018	1,809,266	7.05	to	8.94
2017	1,734,207	8.31	to	10.48
2016	1,720,063	6.88	to	8.62
2015	1,642,550	6.89	to	8.58
Global Small Cap VIP
2019	607,331	$17.57	to	$25.31	$
2018	582,623	14.53	to	21.06
2017	556,600	18.33	to	26.73
2016	541,245	15.32	to	22.47
2015	510,553	15.12	to	22.32
DWS Variable Series II – Class A
Shares (9)
CROCI® U.S. VIP
2019	988,352	$16.23	to	$41.07	$
2018	1,008,263	12.24	to	31.17
2017	1,005,538	13.72	to	35.14
2016	1,004,972	11.20	to	28.85
2015	963,716	11.75	to	30.45
Government & Agency Securities VIP
2019	166,801	$14.18	to	$19.19	$
2018	149,696	13.36	to	18.20
2017	143,644	13.33	to	18.26
2016	138,363	13.15	to	18.12
2015	130,327	13.04	to	18.08
Government Money Market VIP
2019	191,242	$10.14	to	$11.36	$
2018	175,942	9.99	to	11.26
2017	167,675	9.89	to	11.21
2016	159,091	9.87	to	11.26
2015	149,740	9.90	to	11.35
High Income VIP
2019	320,863	$20.53	to	$26.51	$
2018	312,152	17.80	to	23.12
2017	304,868	18.31	to	23.93
2016	289,365	17.09	to	22.46
2015	281,407	15.18	to	20.08
2,213,681	1.19%	0.30%	to	0.90%	32.81%	to	33.61%
1,469,387	1.45%	0.30%	to	0.90%	(5.49%)	to	(4.93%)
1,353,397	0.89%	0.30%	to	0.90%	14.02%	to	14.70%
1,019,392	0.91%	0.30%	to	0.90%	9.09%	to	9.75%
700,042	0.73%	0.30%	to	0.90%	(4.28%)	to	(3.70%)
207,772	0.42%	0.90%	to	0.90%	30.19%	to	30.19%
191,778	0.54%	0.90%	to	0.90%	(5.29%)	to	(5.29%)
202,853	0.68%	0.90%	to	0.90%	10.66%	to	10.66%
188,456	0.00%	0.90%	to	0.90%	6.28%	to	6.28%
179,317	0.00%	0.90%	to	0.90%	(4.14%)	to	(4.14%)
2,606,060	1.60%	0.30%	to	0.30%	30.27%	to	30.27%
2,010,070	1.39%	0.30%	to	0.30%	(5.22%)	to	(5.22%)
2,208,885	1.42%	0.30%	to	0.70%	20.23%	to	20.71%
2,920,405	1.75%	0.30%	to	0.70%	10.54%	to	10.98%
2,553,963	1.38%	0.30%	to	0.70%	0.21%	to	0.61%
8,867,616	3.08%	0.30%	to	0.90%	9.64%	to	10.29%
7,999,357	4.44%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
8,135,512	2.39%	0.30%	to	0.90%	4.89%	to	5.52%
7,399,495	5.02%	0.30%	to	0.90%	4.98%	to	5.61%
6,795,901	2.93%	0.30%	to	0.90%	(1.18%)	to	(0.59%)
4,705,954	1.09%	0.90%	to	0.90%	29.14%	to	29.14%
3,817,238	1.77%	0.90%	to	0.90%	(6.53%)	to	(6.53%)
4,237,584	1.16%	0.90%	to	0.90%	19.94%	to	19.94%
3,602,469	1.41%	0.90%	to	0.90%	9.49%	to	9.49%
3,402,245	0.84%	0.90%	to	0.90%	4.31%	to	4.31%
16,067,294	2.96%	0.30%	to	0.90%	20.69%	to	21.41%
13,128,872	1.03%	0.30%	to	0.90%	(15.16%)	to	(14.65%)
14,780,362	6.89%	0.30%	to	0.90%	20.88%	to	21.60%
12,090,578	10.25%	0.30%	to	0.90%	(0.16%)	to	0.44%
11,523,405	4.04%	0.30%	to	0.90%	(6.33%)	to	(5.76%)
13,753,985	0.00%	0.30%	to	0.90%	20.21%	to	20.93%
11,046,886	0.28%	0.30%	to	0.90%	(21.22%)	to	(20.75%)
13,480,879	0.00%	0.30%	to	0.90%	18.96%	to	19.66%
11,106,266	0.38%	0.30%	to	0.90%	0.67%	to	1.27%
10,550,515	0.94%	0.30%	to	0.90%	0.26%	to	0.86%
38,536,676	1.89%	0.30%	to	0.90%	31.77%	to	32.56%
29,930,333	2.47%	0.30%	to	0.90%	(11.30%)	to	(10.77%)
33,814,712	1.48%	0.30%	to	0.90%	21.79%	to	22.52%
27,870,211	1.00%	0.30%	to	0.90%	(5.24%)	to	(4.67%)
28,420,457	1.44%	0.30%	to	0.90%	(7.70%)	to	(7.15%)
2,841,033	2.64%	0.30%	to	0.90%	5.48%	to	6.11%
2,459,411	2.64%	0.30%	to	0.90%	(0.36%)	to	0.24%
2,385,004	2.48%	0.30%	to	0.90%	0.77%	to	1.37%
2,302,494	3.00%	0.30%	to	0.90%	0.25%	to	0.85%
2,196,582	2.77%	0.30%	to	0.90%	(0.92%)	to	(0.32%)
2,097,181	1.75%	0.30%	to	0.90%	0.86%	to	1.47%
1,920,044	1.39%	0.30%	to	0.90%	0.48%	to	1.09%
1,820,915	0.46%	0.30%	to	0.90%	(0.44%)	to	0.15%
1,734,616	0.05%	0.30%	to	0.90%	(0.84%)	to	(0.25%)
1,646,102	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
7,773,610	5.63%	0.30%	to	0.90%	14.66%	to	15.34%
6,625,032	7.80%	0.30%	to	0.90%	(3.39%)	to	(2.81%)
6,727,252	5.69%	0.30%	to	0.90%	6.55%	to	7.19%
6,029,348	6.04%	0.30%	to	0.90%	11.86%	to	12.53%
5,279,997	6.15%	0.30%	to	0.90%	(5.29%)	to	(4.72%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

Small Mid Cap Growth VIP
2019	57,075	$9.75	to	$9.75	$
2018	58,347	8.04	to	8.04
2017	58,124	9.39	to	9.39
2016	56,483	7.75	to	7.75
2015	57,924	7.17	to	7.17
Fidelity Variable Insurance Products
("VIP") Funds – Service Class
VIP Growth Portfolio
2019	1,470,102	$26.08	to	$32.99	$
2018	1,471,881	19.50	to	24.66
2017	1,453,745	19.61	to	29.72
2016	1,429,404	14.57	to	22.17
2015	1,347,046	14.51	to	22.16
VIP Index 500 Portfolio
2019	1,500,856	$30.44	to	$30.64	$
2018	1,437,605	23.27	to	23.56
2017	1,385,567	24.46	to	24.92
2016	1,304,846	20.17	to	20.68
2015	1,208,013	18.11	to	18.67
VIP Mid Cap Portfolio
2019	877,460	$23.89	to	$47.81	$
2018	815,621	19.42	to	39.11
2017	763,778	22.82	to	46.23
2016	682,484	18.97	to	38.65
2015	564,603	16.97	to	34.78
Fidelity VIP Freedom Funds – Service
Class 2 Shares
VIP Freedom 2005 Portfolio
2019	8,577	$16.94	to	$16.94	$
2018	7,272	14.96	to	14.96
2017	5,589	15.51	to	15.51
2016	4,654	14.05	to	14.05
2015	3,010	13.45	to	13.45
VIP Freedom 2010 Portfolio
2019	7,848	$18.62	to	$18.62	$
2018	7,464	16.14	to	16.14
2017	6,935	16.91	to	16.91
2016	5,911	15.03	to	15.03
2015	4,739	14.33	to	14.33
VIP Freedom 2015 Portfolio
2019	11,872	$19.29	to	$19.29	$
2018	10,720	16.40	to	16.40
2017	10,155	17.36	to	17.36
2016	10,159	15.17	to	15.17
2015	8,048	14.41	to	14.41
VIP Freedom 2020 Portfolio
2019	61,519	$19.75	to	$19.75	$
2018	58,107	16.53	to	16.53
2017	52,706	17.65	to	17.65
2016	44,676	15.23	to	15.23
2015	37,665	14.43	to	14.43
VIP Freedom 2025 Portfolio
2019	87,984	$21.00	to	$21.00	$
2018	90,787	17.33	to	17.33
2017	82,855	18.65	to	18.65
2016	78,746	15.91	to	15.91
2015	65,645	15.06	to	15.06
VIP Freedom 2030 Portfolio
2019	390,333	$21.44	to	$21.44	$
2018	347,518	17.33	to	17.33
2017	319,940	18.90	to	18.90
2016	286,832	15.71	to	15.71
2015	237,783	14.81	to	14.81
VIP Freedom Income Portfolio
2019	49,597	$15.54	to	$15.54	$
2018	43,959	13.96	to	13.96
2017	38,230	14.33	to	14.33
2016	31,959	13.26	to	13.26
2015	26,804	12.77	to	12.77
556,551	0.00%	0.90%	to	0.90%	21.32%	to	21.32%
468,960	0.00%	0.90%	to	0.90%	(14.36%)	to	(14.36%)
545,532	0.10%	0.90%	to	0.90%	21.03%	to	21.03%
438,012	0.00%	0.90%	to	0.90%	8.10%	to	8.10%
415,521	0.00%	0.90%	to	0.90%	(1.78%)	to	(1.78%)
44,704,085	0.16%	0.30%	to	0.90%	32.99%	to	33.78%
33,445,211	0.15%	0.30%	to	0.90%	(1.17%)	to	(0.57%)
33,288,973	0.12%	0.30%	to	0.90%	33.80%	to	34.60%
24,415,367	0.00%	0.30%	to	0.90%	(0.18%)	to	0.41%
22,983,747	0.17%	0.30%	to	0.90%	6.10%	to	6.73%
45,862,082	1.92%	0.30%	to	0.90%	30.05%	to	30.82%
33,717,797	1.81%	0.30%	to	0.90%	(5.44%)	to	(4.87%)
34,325,342	1.77%	0.30%	to	0.90%	20.51%	to	21.23%
26,813,202	1.49%	0.30%	to	0.90%	10.75%	to	11.41%
22,429,630	1.98%	0.30%	to	0.90%	0.33%	to	0.93%
26,309,923	0.82%	0.30%	to	0.90%	22.25%	to	22.98%
20,348,626	0.56%	0.30%	to	0.90%	(15.41%)	to	(14.90%)
22,880,683	0.63%	0.30%	to	0.90%	19.63%	to	20.34%
17,872,976	0.47%	0.30%	to	0.90%	11.11%	to	11.78%
14,061,547	0.44%	0.30%	to	0.90%	(2.38%)	to	(1.79%)
145,342	2.07%	0.30%	to	0.30%	13.26%	to	13.26%
108,800	1.66%	0.30%	to	0.30%	(3.53%)	to	(3.53%)
86,687	1.49%	0.30%	to	0.30%	10.41%	to	10.41%
65,380	1.64%	0.30%	to	0.30%	4.47%	to	4.47%
40,471	1.85%	0.30%	to	0.30%	(0.78%)	to	(0.78%)
146,199	1.93%	0.30%	to	0.30%	15.40%	to	15.40%
120,484	1.48%	0.30%	to	0.30%	(4.55%)	to	(4.55%)
117,281	1.44%	0.30%	to	0.30%	12.46%	to	12.46%
88,887	1.42%	0.30%	to	0.30%	4.92%	to	4.92%
67,936	1.71%	0.30%	to	0.30%	(0.83%)	to	(0.83%)
228,931	1.96%	0.30%	to	0.30%	17.62%	to	17.62%
175,739	1.45%	0.30%	to	0.30%	(5.57%)	to	(5.57%)
176,300	1.31%	0.30%	to	0.30%	14.46%	to	14.46%
154,094	1.41%	0.30%	to	0.30%	5.26%	to	5.26%
115,963	1.40%	0.30%	to	0.30%	(0.80%)	to	(0.80%)
1,215,070	1.87%	0.30%	to	0.30%	19.52%	to	19.52%
960,253	1.38%	0.30%	to	0.30%	(6.36%)	to	(6.36%)
930,158	1.40%	0.30%	to	0.30%	15.91%	to	15.91%
680,216	1.44%	0.30%	to	0.30%	5.49%	to	5.49%
543,645	1.76%	0.30%	to	0.30%	(0.76%)	to	(0.76%)
1,847,393	1.88%	0.30%	to	0.30%	21.15%	to	21.15%
1,573,461	1.29%	0.30%	to	0.30%	(7.06%)	to	(7.06%)
1,545,006	1.29%	0.30%	to	0.30%	17.22%	to	17.22%
1,252,724	1.43%	0.30%	to	0.30%	5.67%	to	5.67%
988,306	1.83%	0.30%	to	0.30%	(0.80%)	to	(0.80%)
8,368,731	1.88%	0.30%	to	0.30%	23.74%	to	23.74%
6,021,283	1.20%	0.30%	to	0.30%	(8.33%)	to	(8.33%)
6,047,235	1.24%	0.30%	to	0.30%	20.33%	to	20.33%
4,505,362	1.36%	0.30%	to	0.30%	6.06%	to	6.06%
3,521,671	1.67%	0.30%	to	0.30%	(0.83%)	to	(0.83%)
770,628	1.97%	0.30%	to	0.30%	11.30%	to	11.30%
613,677	1.60%	0.30%	to	0.30%	(2.57%)	to	(2.57%)
547,772	1.44%	0.30%	to	0.30%	8.03%	to	8.03%
423,869	1.34%	0.30%	to	0.30%	3.86%	to	3.86%
342,288	2.00%	0.30%	to	0.30%	(0.87%)	to	(0.87%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

Fidelity VIP FundsManager Portfolios –
Service Class 2 Shares
VIP FundsManager 20% Portfolio
2019	66,891	$15.00	to	$15.00	$
2018	58,362	13.66	to	13.66
2017	42,518	13.96	to	13.96
2016	32,958	13.06	to	13.06
2015	23,961	12.76	to	12.76
VIP FundsManager 50% Portfolio
2019	177,140	$18.68	to	$18.68	$
2018	173,819	15.92	to	15.92
2017	156,074	16.87	to	16.87
2016	127,538	14.81	to	14.81
2015	94,289	14.28	to	14.28
VIP FundsManager 70% Portfolio
2019	328,836	$20.76	to	$20.76	$
2018	313,762	17.00	to	17.00
2017	288,650	18.47	to	18.47
2016	255,254	15.57	to	15.57
2015	213,473	14.90	to	14.90
VIP FundsManager 85% Portfolio
2019	358,052	$22.27	to	$22.27	$
2018	330,753	17.71	to	17.71
2017	305,909	19.54	to	19.54
2016	280,899	15.94	to	15.94
2015	239,297	15.16	to	15.16
Franklin Templeton Variable Insurance
Products Trust – Class 2
Developing Markets VIP Fund
2019	242,468	$25.33	to	$25.33	$
2018	244,841	20.18	to	20.18
2017	238,071	24.18	to	24.18
2016	242,367	17.37	to	17.37
2015	237,720	14.93	to	14.93
Small – Mid Cap Growth VIP Fund
2019	409,608	$27.12	to	$28.00	$
2018	397,578	20.70	to	21.49
2017	381,544	21.94	to	22.92
2016	351,676	18.13	to	19.05
2015	316,236	17.45	to	18.45
Small Cap Value VIP Fund
2019	381,085	$17.84	to	$29.17	$
2018	363,925	19.56	to	23.29
2017	354,621	16.31	to	27.66
2016	319,104	14.78	to	25.18
2015	284,786	11.39	to	19.47
Goldman Sachs Variable Insurance Trust –
Institutional Class
Mid Cap Value Fund
2019	217,492	$17.42	to	$44.75	$
2018	228,674	34.33	to	34.33
2017	236,785	14.88	to	38.69
2016	242,730	13.43	to	35.15
2015	253,970	11.87	to	31.24
Small Cap Equity Insights Fund
2019	126,247	$19.30	to	$34.79	$
2018	131,723	15.51	to	28.12
2017	136,629	17.02	to	31.05
2016	136,413	15.30	to	28.08
2015	135,690	12.46	to	23.00
Strategic Growth Fund
2019	714,760	$29.71	to	$29.71	$
2018	750,969	22.12	to	22.12
2017	796,695	22.55	to	22.55
2016	832,887	17.42	to	17.42
2015	855,915	17.23	to	17.23
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2019	591,304	$25.87	to	$32.07	$
2018	549,435	21.22	to	26.46
2017	512,552	21.19	to	26.59
2016	449,220	17.99	to	22.71
2015	387,123	17.30	to	21.96
VIT Enterprise Portfolio (Service Shares)
2019	108,780	$25.96	to	$40.87	$
2018	115,870	19.27	to	30.51
2017	117,884	19.46	to	39.12
2016	121,649	15.35	to	31.00
2015	123,422	13.74	to	27.84
1,003,464	1.86%	0.30%	to	0.30%	9.83%	to	9.83%
797,184	2.06%	0.30%	to	0.30%	(2.12%)	to	(2.12%)
593,349	1.29%	0.30%	to	0.30%	6.87%	to	6.87%
430,386	1.36%	0.30%	to	0.30%	2.36%	to	2.36%
305,694	1.20%	0.30%	to	0.30%	(0.47%)	to	(0.47%)
3,308,444	1.60%	0.30%	to	0.30%	17.34%	to	17.34%
2,766,744	1.37%	0.30%	to	0.30%	(5.66%)	to	(5.66%)
2,633,338	1.12%	0.30%	to	0.30%	13.90%	to	13.90%
1,889,200	1.29%	0.30%	to	0.30%	3.77%	to	3.77%
1,345,994	1.14%	0.30%	to	0.30%	(0.32%)	to	(0.32%)
6,826,247	1.23%	0.30%	to	0.30%	22.13%	to	22.13%
5,333,280	0.91%	0.30%	to	0.30%	(7.95%)	to	(7.95%)
5,330,360	0.83%	0.30%	to	0.30%	18.58%	to	18.58%
3,975,047	1.08%	0.30%	to	0.30%	4.55%	to	4.55%
3,179,840	0.91%	0.30%	to	0.30%	(0.01%)	to	(0.01%)
7,974,248	1.08%	0.30%	to	0.30%	25.76%	to	25.76%
5,857,375	0.67%	0.30%	to	0.30%	(9.36%)	to	(9.36%)
5,976,642	0.65%	0.30%	to	0.30%	22.53%	to	22.53%
4,478,858	0.88%	0.30%	to	0.30%	5.16%	to	5.16%
3,628,351	1.47%	0.30%	to	0.30%	0.05%	to	0.05%
6,142,756	0.98%	0.90%	to	0.90%	25.57%	to	25.57%
4,939,913	0.86%	0.90%	to	0.90%	(16.55%)	to	(16.55%)
5,755,956	0.98%	0.90%	to	0.90%	39.16%	to	39.16%
4,210,854	0.82%	0.90%	to	0.90%	16.39%	to	16.39%
3,548,411	2.03%	0.90%	to	0.90%	(20.32%)	to	(20.32%)
11,236,663	0.00%	0.30%	to	0.90%	30.26%	to	31.04%
8,348,989	0.00%	0.30%	to	0.90%	(6.22%)	to	(5.66%)
8,523,113	0.00%	0.30%	to	0.90%	20.32%	to	21.04%
6,519,125	0.00%	0.30%	to	0.90%	3.24%	to	3.86%
5,681,788	0.00%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
9,675,015	1.05%	0.30%	to	0.90%	25.22%	to	25.97%
7,384,525	0.88%	0.30%	to	0.90%	(13.66%)	to	(13.14%)
8,338,548	0.51%	0.30%	to	0.90%	9.67%	to	10.32%
6,872,152	0.81%	0.30%	to	0.90%	29.03%	to	29.80%
4,963,220	0.63%	0.30%	to	0.90%	(8.21%)	to	(7.66%)
9,462,978	0.81%	0.30%	to	0.90%	30.35%	to	31.13%
7,610,468	1.33%	0.30%	to	0.90%	(11.26%)	to	(10.73%)
8,860,782	0.75%	0.30%	to	0.90%	10.08%	to	10.74%
8,211,124	1.39%	0.30%	to	0.90%	12.52%	to	13.19%
7,715,825	0.40%	0.30%	to	0.90%	(10.05%)	to	(9.51%)
3,928,197	0.49%	0.30%	to	0.90%	23.73%	to	24.47%
3,295,976	0.47%	0.30%	to	0.90%	(9.44%)	to	(8.90%)
3,812,317	0.57%	0.30%	to	0.90%	10.57%	to	11.23%
3,482,302	1.20%	0.30%	to	0.90%	22.10%	to	22.83%
2,947,510	0.29%	0.30%	to	0.90%	(3.00%)	to	(2.42%)
21,236,923	0.30%	0.90%	to	0.90%	34.32%	to	34.32%
16,611,749	0.44%	0.90%	to	0.90%	(1.93%)	to	(1.93%)
17,969,243	0.52%	0.90%	to	0.90%	29.50%	to	29.50%
14,506,335	0.63%	0.90%	to	0.90%	1.07%	to	1.07%
14,749,134	0.36%	0.90%	to	0.90%	2.47%	to	2.47%
16,096,806	1.67%	0.30%	to	0.90%	21.18%	to	21.91%
12,325,101	1.79%	0.30%	to	0.90%	(0.47%)	to	0.13%
11,570,027	1.42%	0.30%	to	0.90%	17.08%	to	17.78%
8,675,111	2.01%	0.30%	to	0.90%	3.39%	to	4.01%
7,276,683	1.67%	0.30%	to	0.90%	(0.49%)	to	0.11%
4,146,273	0.05%	0.30%	to	0.90%	33.95%	to	34.75%
3,270,993	0.13%	0.30%	to	0.90%	(1.56%)	to	(0.96%)
3,420,815	0.54%	0.30%	to	0.90%	25.96%	to	26.71%
2,916,070	0.71%	0.30%	to	0.90%	11.10%	to	11.77%
2,695,779	0.76%	0.30%	to	0.90%	2.84%	to	3.46%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

VIT Forty Portfolio (Institutional Shares)
2019	1,777,769	$27.77	to	$31.74	$
2018	1,802,799	20.43	to	23.21
2017	1,800,477	20.21	to	22.83
2016	1,769,587	15.65	to	17.57
2015	1,674,041	15.45	to	17.24
PIMCO Variable Insurance Trust –
Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged) (10)
2019	268,047	$18.54	to	$24.21	$
2018	258,604	17.38	to	22.83
2017	254,045	17.07	to	22.56
2016	241,465	16.66	to	22.15
2015	230,093	15.70	to	20.99
VIT Low Duration Portfolio
2019	359,476	$13.13	to	$16.64	$
2018	343,065	12.66	to	16.14
2017	334,927	12.66	to	16.23
2016	313,792	12.52	to	16.16
2015	302,933	12.39	to	16.08
Principal Variable Contracts Funds, Inc.
("PVC") – Class 1 Equity Funds
Diversified International Account I
2019 (11)	75,996	$10.91	to	$10.91	$
2018	NA	NA	to	NA
2017	NA	NA	to	NA
2016	NA	NA	to	NA
2015	NA	NA	to	NA
LargeCap Growth Account I
2019 (12)	23,334	$11.47	to	$11.50	$
2018	NA	NA	to	NA
2017	NA	NA	to	NA
2016	NA	NA	to	NA
2015	NA	NA	to	NA
Principal Variable Contracts Funds, Inc.
("PVC") – Class 1 Fixed Income Funds
Core Plus Bond Account I
2019 (13)	12,462	$10.37	to	$10.37	$
2018	NA	NA	to	NA
2017	NA	NA	to	NA
2016	NA	NA	to	NA
2015	NA	NA	to	NA
Government & High Quality Bond Account I
2019 (14)	7,037	$10.22	to	$10.22	$
2018	NA	NA	to	NA
2017	NA	NA	to	NA
2016	NA	NA	to	NA
2015	NA	NA	to	NA
Short-Term Income Account I
2019 (15)	89	$10.17	to	$10.17	$
2018	NA	NA	to	NA
2017	NA	NA	to	NA
2016	NA	NA	to	NA
2015	NA	NA	to	NA
Principal Variable Contracts Funds, Inc.
("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2019	181,909	$21.90	to	$51.69	$
2018	192,103	1.71	to	26.96
2017	191,511	17.31	to	41.18
2016	216,679	14.41	to	34.42
2015	198,044	13.28	to	31.84
Diversified International Account II
2019 (16)	NA	NA	to	NA
2018	56,112	11.81	to	11.81
2017	53,452	14.40	to	26.73
2016	52,021	11.22	to	20.90
2015	43,395	11.24	to	21.03
51,677,143	0.15%	0.30%	to	0.90%	35.94%	to	36.75%
38,319,992	1.16%	0.30%	to	0.90%	1.07%	to	1.68%
37,623,560	0.00%	0.30%	to	0.90%	29.16%	to	29.93%
28,426,337	0.84%	0.30%	to	0.90%	1.28%	to	1.89%
26,344,093	1.19%	0.30%	to	0.90%	11.22%	to	11.88%
5,993,598	1.77%	0.30%	to	0.90%	6.05%	to	6.68%
5,471,136	1.32%	0.30%	to	0.90%	1.21%	to	1.81%
5,339,280	4.89%	0.30%	to	0.90%	1.85%	to	2.46%
5,010,299	1.47%	0.30%	to	0.90%	5.52%	to	6.16%
4,579,197	3.14%	0.30%	to	0.90%	(0.60%)	to	(0.01%)
5,672,144	2.76%	0.30%	to	0.90%	3.10%	to	3.71%
5,273,530	1.92%	0.30%	to	0.90%	(0.56%)	to	0.04%
5,195,885	1.34%	0.30%	to	0.90%	0.45%	to	1.05%
4,869,353	1.49%	0.30%	to	0.90%	0.50%	to	1.10%
4,699,721	3.48%	0.30%	to	0.90%	(0.58%)	to	0.01%
828,760	0.00%	0.30%	to	0.30%	9.05%	to	9.05%
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
268,237	0.00%	0.30%	to	0.70%	14.71%	to	14.98%
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
129,194	0.00%	0.30%	to	0.30%	3.67%	to	3.67%
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
71,907	0.00%	0.30%	to	0.30%	2.18%	to	2.18%
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
900	0.00%	0.30%	to	0.30%	1.70%	to	1.70%
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
4,941,488	1.40%	0.30%	to	0.90%	30.92%	to	31.70%
3,912,574	0.96%	0.30%	to	0.90%	(4.51%)	to	(3.93%)
4,131,378	1.04%	0.30%	to	0.90%	19.39%	to	20.10%
3,921,067	0.91%	0.30%	to	0.90%	7.88%	to	8.53%
3,636,670	0.04%	0.30%	to	0.90%	1.03%	to	1.63%
NA	NA	NA	to	NA	NA	to	NA
662,577	1.94%	0.30%	to	0.30%	(18.03%)	to	(18.03%)
821,439	1.55%	0.30%	to	0.70%	27.90%	to	28.41%
711,651	2.10%	0.30%	to	0.70%	(0.59%)	to	(0.19%)
676,077	2.30%	0.30%	to	0.70%	(1.34%)	to	(0.95%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

Equity Income Account II
2019	310,090	$20.44	to	$40.44	$
2018	325,897	15.92	to	31.69
2017	334,182	16.85	to	37.80
2016	336,014	13.99	to	31.51
2015	333,372	12.16	to	27.49
LargeCap Growth Account II
2019 (17)	NA	NA	to	NA
2018	13,655	16.10	to	16.10
2017	13,603	17.46	to	30.59
2016	14,356	13.02	to	22.90
2015	12,188	13.80	to	24.37
MidCap Account II
2019	106,701	$24.30	to	$190.94	$
2018	111,968	17.08	to	134.98
2017	113,844	18.38	to	159.82
2016	111,179	14.72	to	128.55
2015	107,642	13.41	to	117.56
SmallCap Account II
2019	187,542	$13.15	to	$13.53	$
2018	191,777	10.44	to	10.67
2017	201,964	11.86	to	12.05
2016	208,879	10.63	to	10.74
2015 (18)	NA	NA	to	NA
Principal Variable Contracts Funds, Inc.
("PVC") – Class 2 Shares – Fixed Income Funds
Government & High Quality Bond Account II
2019 (19)	NA	NA	to	NA
2018	5,959	10.83	to	10.83
2017	7,074	10.79	to	14.69
2016	9,017	10.66	to	14.57
2015	3,922	10.53	to	14.45
Income Account II
2019 (20)	NA	NA	to	NA
2018	12,091	11.67	to	11.67
2017	12,282	11.65	to	18.49
2016	11,786	11.14	to	17.76
2015	8,530	10.59	to	16.95
Money Market Account
2019	NA	NA	to	NA
2018	NA	NA	to	NA
2017	NA	NA	to	NA
2016 (21)	NA	NA	to	NA
2015	1,556	9.92	to	10.54
Short-Term Income Account II
2019 (22)	NA	NA	to	NA
2018	18	10.64	to	10.64
2017	26	10.54	to	10.54
2016	34	10.39	to	10.39
2015	101	10.21	to	13.01
Principal Variable Contracts Funds, Inc. ("PVC") –
Class 2 Shares – Strategic Asset Management ("SAM") Portfolios
SAM Balanced Portfolio
2019	1,944,597	$15.98	to	$29.52	$
2018	1,878,418	13.39	to	24.88
2017	1,748,119	14.17	to	26.50
2016	1,590,089	12.37	to	23.27
2015	1,414,898	11.64	to	22.02
SAM Conservative Balanced Portfolio
2019	386,166	$14.60	to	$25.19	$
2018	354,825	16.52	to	21.97
2017	293,932	13.19	to	23.04
2016	268,088	11.91	to	20.91
2015	231,850	11.26	to	19.89
SAM Conservative Growth Portfolio
2019	3,515,719	$17.39	to	$33.13	$
2018	3,404,745	14.11	to	26.93
2017	3,299,876	15.18	to	29.16
2016	3,116,562	12.75	to	24.63
2015	2,867,201	11.98	to	23.28
10,249,636	1.70%	0.30%	to	0.90%	27.63%	to	28.39%
8,447,556	1.74%	0.30%	to	0.90%	(6.09%)	to	(5.52%)
9,352,344	2.04%	0.30%	to	0.90%	19.69%	to	20.41%
8,043,908	2.52%	0.30%	to	0.90%	14.40%	to	15.09%
7,203,031	2.23%	0.30%	to	0.90%	(5.01%)	to	(4.44%)
NA	NA	NA	to	NA	NA	to	NA
224,509	0.09%	0.30%	to	0.30%	(8.18%)	to	(7.82%)
248,556	0.15%	0.30%	to	0.70%	33.61%	to	34.14%
208,522	0.08%	0.30%	to	0.70%	(6.04%)	to	(5.66%)
210,101	0.00%	0.30%	to	0.70%	4.00%	to	4.42%
14,001,738	0.05%	0.30%	to	0.90%	41.45%	to	42.30%
10,530,246	0.05%	0.30%	to	0.90%	(7.62%)	to	(7.07%)
11,738,868	0.33%	0.30%	to	0.90%	24.08%	to	24.82%
9,740,122	0.14%	0.30%	to	0.90%	9.13%	to	9.78%
9,302,446	0.27%	0.30%	to	0.90%	0.47%	to	1.07%
2,471,523	0.09%	0.30%	to	0.90%	25.99%	to	26.74%
2,004,865	0.09%	0.30%	to	0.90%	(11.96%)	to	(11.43%)
2,397,243	0.15%	0.30%	to	0.90%	11.57%	to	12.23%
2,221,426	0.08%	0.30%	to	0.90%	16.11%	to	16.80%
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
64,564	3.21%	0.30%	to	0.30%	0.38%	to	0.38%
76,342	3.35%	0.30%	to	0.70%	1.20%	to	1.20%
96,231	3.91%	0.30%	to	0.70%	0.83%	to	1.24%
41,882	3.17%	0.30%	to	0.70%	(0.03%)	to	0.37%
NA	NA	NA	to	NA	NA	to	NA
141,073	4.14%	0.30%	to	0.30%	0.17%	to	0.17%
147,156	4.15%	0.30%	to	0.70%	4.14%	to	4.56%
151,627	4.60%	0.30%	to	0.70%	4.78%	to	5.20%
117,144	3.93%	0.30%	to	0.70%	(1.61%)	to	(1.22%)
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
NA	NA	NA	to	NA	NA	to	NA
15,446	0.00%	0.30%	to	0.30%	(0.30%)	to	(0.30%)
NA	NA	NA	to	NA	NA	to	NA
194	1.87%	0.30%	to	0.30%	0.92%	to	0.92%
276	1.68%	0.30%	to	0.30%	1.48%	to	1.48%
356	2.37%	0.30%	to	0.30%	1.70%	to	1.70%
1,201	2.51%	0.30%	to	0.70%	(0.11%)	to	0.29%
43,958,906	2.35%	0.30%	to	0.90%	18.67%	to	19.38%
35,782,282	2.96%	0.30%	to	0.90%	(6.10%)	to	(5.54%)
35,754,837	1.98%	0.30%	to	0.90%	13.86%	to	14.53%
28,721,367	1.93%	0.30%	to	0.90%	5.67%	to	6.30%
24,485,978	2.73%	0.30%	to	0.90%	(1.97%)	to	(1.38%)
7,789,864	2.77%	0.30%	to	0.90%	14.63%	to	15.32%
6,236,499	3.20%	0.30%	to	0.90%	(4.62%)	to	(4.04%)
5,286,341	2.59%	0.30%	to	0.90%	10.16%	to	10.81%
4,363,584	2.34%	0.30%	to	0.90%	5.13%	to	5.76%
3,630,135	3.08%	0.30%	to	0.90%	(1.82%)	to	(1.23%)
90,349,719	1.65%	0.30%	to	0.90%	22.58%	to	23.31%
71,593,270	2.61%	0.30%	to	0.90%	(7.66%)	to	(7.10%)
75,639,161	1.37%	0.30%	to	0.90%	18.40%	to	19.11%
61,082,707	1.24%	0.30%	to	0.90%	5.81%	to	6.44%
53,943,032	2.05%	0.30%	to	0.90%	(2.22%)	to	(1.64%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6. Financial Highlights

SAM Flexible Income Portfolio
2019	127,878	$13.80	to	$22.67	$2,347,629	3.45%	0.30%	to	0.90%	11.96%	to	12.63%
2018	131,504	16.26	to	20.25	2,195,111	3.88%	0.30%	to	0.90%	(3.07%)	to	(2.49%)
2017	114,233	12.57	to	20.89	1,921,973	3.16%	0.30%	to	0.90%	7.17%	to	7.81%
2016	103,417	11.65	to	19.49	1,751,882	3.15%	0.30%	to	0.90%	5.78%	to	6.41%
2015	96,948	10.95	to	18.43	1,579,133	3.26%	0.30%	to	0.90%	(2.42%)	to	(1.84%)
SAM Strategic Growth Portfolio
2019	4,188,281	$18.20	to	$35.71	$112,121,215	1.35%	0.30%	to	0.90%	26.00%	to	26.75%
2018	4,073,530	14.36	to	27.92	86,999,915	2.21%	0.30%	to	0.90%	(9.68%)	to	(9.14%)
2017	3,983,262	15.80	to	31.25	95,388,676	1.25%	0.30%	to	0.90%	20.86%	to	21.58%
2016	3,793,250	13.00	to	25.81	76,452,759	1.24%	0.30%	to	0.90%	4.96%	to	5.59%
2015	3,445,707	12.31	to	24.54	67,901,496	2.05%	0.30%	to	0.90%	(2.75%)	to	(2.17%)

(1)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Asset Allocation Fund Subaccount.

(2)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.

(3)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.

(4)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.

(5)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.

(6)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.

(7)For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.

(8)

(9)

(10)

The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.

The Deutsche Funds were rebranded to DWS funds effective July 2, 2018.

Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

(11)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(12)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

(13)For the period (commencement of operations): June 7, 2019 to December 31, 2019 - PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(14)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving

(15)For the period (commencement of operations): June 14, 2019 to December 31, 2019 - PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2019

6.Financial Highlights

(16)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(17)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

(18)For the period (commencement of operations): April 17, 2015 to December 31, 2015 - PVC SmallCap Blend Account II. Effective April 17, 2015, the PVC SmallCap Growth Account II Subaccount merged with the PVC SmallCap Blend Account II Subaccount. The PVC SmallCap Blend Account II was the surviving subaccount.

(19)For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(20)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

(21)For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

(22)For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Separate Account has evaluated events subsequent to December, 31, 2019 through April 29, 2020, the date these financial statements were available to be issued. As a result of the COVID-19 pandemic, additional volatility has been introduced into investment markets that may cause in the funds underlying the Account to lose value. The overall depth and breadth of the impact to the Separate Account fair values will be influenced by the to-be-determined future events, including the scope and duration of the pandemic, government actions, economic policies, and public health responses, the extent of which are unknown and cannot be estimated as of the date of financial statement issuance. The risk of unfavorable investment performance is borne by the policy holder. No other events have occurred subsequent to December 31, 2019, that require disclosure or adjustment to the financial statements at that date or the year then ended.

PART C

OTHER INFORMATION

Item 26.	Exhibits

a.	Board of Directors Resolutions.

	1.	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on July 26, 1999.

b.	Custodian Agreements.

Not applicable.

c.	Underwriting Contracts.

	1.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

	2.	Registered Representative Agreement Farmers Financial Solutions, LLC Registered Representative Agreement Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

	3.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

	4.	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

d.	Contracts.

	1.	Specimen Flexible Premium Variable Life Insurance Policy, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Monthly Disability Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	3.	Waiver of Deduction Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4.	Accidental Death Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	5.	Children’s Term Insurance Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	6.	Automatic Increase Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	7.	Accelerated Benefit Rider for Terminal Illness, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

e.	Applications.

	1.	Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

	3.	Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	4.	Variable Universal Policy Application Supplement (January 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	5.	Variable Policy Application Supplement (Interstate Compact Version) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	6.	Variable Policy Application Supplement (AR, AZ, CA, IL, MT, SD) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	7.	Variable Policy Application Supplement (ND) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	8.	Variable Policy Application Supplement (Interstate Compact Version) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	9.	Variable Policy Application Supplement (ND) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	10.	Variable Policy Application Supplement (non-ICC Version) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	11.	Variable Policy Application Supplement (SD) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

f.	Depositor’s Certificate of Incorporation and By-Laws.

	1.	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

	2.	By-laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

3.

Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A (File Nos. 333-149540 and 811-09507).

	4.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	7.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8.	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

g.	Reinsurance Contracts.

	1.	Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	3.	Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009], is incorporated herein by reference to Post-Effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).

	4.	Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010], is incorporated herein by reference to Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5.	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011], is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6.	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company, is incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

	7.	Amendment to the Reinsurance Agreements between Farers New World Life Insurance Company and RGA Reinsurance Company (January 1, 2017), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8.	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company (December 8, 2017), is incorporated herein by referenced in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	9.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017)

	10.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017) Addendum to the Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company (Effective December 7, 2019), Filed Herewith

h.	Agreements.

	1.	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

	2.	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

	3.	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

	4.	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

	5.	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999

	6.	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company ,is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

	7.	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

	8.	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

	9.	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

	10.	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

11.	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

12.	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

13.	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

14.	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

15.	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

16.	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

17.	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

18.	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

19.	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

20.	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

21.	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

22.	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

23.	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by referenced in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

24.	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

25.	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

26.	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

27.	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

28.	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

29.	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

30.	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

31.	Novation Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

32.	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II”), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

33.	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

34.	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

35.	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

36.	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

37.	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013, is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

38.	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

39.	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

40.	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

41.	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

42.	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

43.	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

44.	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	45.	Termination of Participation Agreement (dated March 28, 2001) among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	46.	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	47.	Amendment No. 1 to Fund Participation and Service Agreement among Farmers New World Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series., effective December 31, 2018

i.	Administrative Contracts.

	1.	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

	2.	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

j.	Other Material Contracts.

	1.	Power of Attorney, Filed Herewith

k.	Legal Opinion.

	1.	Opinion of Garrett B. Paddor, Esquire, Filed herewith

l.	Actuarial Opinion. Not applicable.

m.	Calculations. Not applicable.

n.	Other Opinions.

	1.	Consent of PricewaterhouseCoopers LLP, Filed herewith

o.	Omitted Financial Statements.

Not applicable.

p.	Initial Capital Agreements.

Not applicable.

q.	Redeemability Exemption.

	1.	Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

3.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

4.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Jeff Dailey[1]	Director and Chairman of the Board
Michael Boardman²	Chief Financial Officer & interim President & CEO
Stephen McAnena¹	Director
Scott Lindquist[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Catherine M. Hall[2]	Chief Compliance Officer
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Leeann G. Badgett[2]	Treasurer
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Anthony Morris[1]	Assistant Treasurer
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

[1]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
[2]	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005
[3]	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
[4]	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
[5]	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
[6]	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
[7]	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952.

Item 28.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Healthcare Marketing Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Bright Box North America, Inc.	DE	Bright Box Europe S.A.	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000

Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.00000
Collierville MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Collierville Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Collierville Office MGP, LLC	DE	Collierville MGP Manager, Inc.	1.00000
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
CREC (Collierville), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Delkir S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Delta Wetlands Properties	IL	KLMLP 2, LLC	90.00000
Delta Wetlands Properties	IL	KLMLP 3, LLC	10.00000
DEN IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000

Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Estates Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Farms Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Group Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Eagle Star Group Holdings Limited	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	65.00000
ES (Walsall) Nominee Limited	GBR	Zurich Assurance Ltd	100.00000
ES Cannock Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Cannock Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Dudley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Dudley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Ramsgate Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Ramsgate Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000

Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00000
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00000
KLMLP, L.P.	DE	Zurich American Company, LLC	75.00000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kouler S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000

Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
SAN DIEGO INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.00100
Sceptre Trust Limited	BHS	Zurich Legacy Solutions Services (UK) Limited	99.99900
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Sea Pine Technologies, Inc.	IL	Zurich Holding Company of America, Inc.	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A. - Sociedad Unipersonal	4.99999
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Office 4, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000

Sterling ISA Managers (Nominees) Limited	GBR	Sterling ISA Managers Limited	100.00000
Sterling ISA Managers Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Trust Company of Scotland Limited	GBR	Zurich Insurance plc	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZCMC II Holdings Limited	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.20000
ZCMC II Holdings Limited	IRL	Zurich Financial Services EUB Holdings Limited	99.80000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Collierville, LLC	DE	Collierville Center, LP	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000

ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Montgomery 31, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Orlando, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Company, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Company, LLC	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich American Puerto Rico Insurance Company	IL	Zurich American Insurance Company	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Colombia Seguros S.A.	COL	Zurich Versicherungs-Gesellschaft AG	94.90000
Zurich Colombia Seguros S.A.	COL	Zurich Lebensversicherungs-Gesellschaft AG	5.10000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000

Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	0.08065
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.91935
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Group Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Beijing Representative Office	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100

Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Eurolife S.A.	0.04000
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.96000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Investment Management AG	CHE	Farmers Group, Inc.	80.00000
Zurich Investment Management AG	CHE	Zurich Versicherungs-Gesellschaft AG	20.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services (UK) Limited	GBR	Allied Zurich Holdings Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Roadside Assistance Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173

Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.00286
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain, (AA-1840150) and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017).

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Assurance Company	DE	Mid-Century Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
21st Century Superior Insurance Company	CA	21st Century North America Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
2720 Fourh Ave. LLC	DE	Farmers Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
922 W. Washington Blvd, LLC	IL	Farmers Insurance Exchange	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000

Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance CoGrand Rapids, MI (note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 3
FCOA, LLC	DE	Foremost Insurance Co Grand Rapids, MI	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 4
Foremost County Mutual Insurance Company	TX	See Note 5
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 6
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	See Note 2	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Services, LLC	DE	21st Century Assurance Company	100.00000
Truck Insurance Exchange	CA	See Note 7
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group LTD.

Note 2: FX Insurance Agency, LLC provides services to Farmers Group, Inc, pursuant to a service agreement among its parent, ZFUS Services, LLC, and Farmers Group , Inc., Truck Underwriters Association and Fire Underwriters Association.

Note 3: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 4: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group ltd.

Note 5: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 7: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self- interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows:

Name and Principal Address	Positions and Officers with FFS
Julio Da Silva[1]	Director
Guy Hanson[2]	Director
Ron Marrone[3]	Director
John C. Mueting[4]	President
Ann Robinson	Chief Compliance Officer
Joshua Borkin[4]	Treasurer and Chief Financial Officer
Doren E. Hohl[5]	Secretary
Margaret S. Giles[5]	Assistant Secretary
J. Nicole Pryor[5]	Assistant Secretary
Parul Sehgal[5]	Assistant Secretary
James DeNicholas[5]	Assistant Treasurer
Anthony J. Morris[5]	Assistant Treasurer

1.	The principal business address is 26 Penstemon, Littleton, CO 80127.
2.	The principal business address is 10424 Mullan Rd, Missoula, MT 59808
3.	The principal business address is 800 East 14th Street, Pittsburg, KS 66762
[4].	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361
5.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367

(a) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$11,899,228	$1,961,579

Prior to September, 2008, we have paid no commissions to FFS for sales of the Policies because sales of the Policies only began in September 2008. However, we have paid, and continue to pay, commissions to FFS for sales of other variable life insurance policies supported by the variable account.

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and at Infosys McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center Blvd SE, Suite 700, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 12 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on the 29th day of April, 2020.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/
	Garrett B. Paddor		Michael Boardman
	General Counsel and Corporate Secretary		Chief Financial Officer & interim President & CEO
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/
	Garrett B. Paddor		Michael Boardman
	General Counsel and Corporate Secretary		Chief Financial Officer & interim President & CEO
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*	Director and Chairman of the Board
Jeffrey Dailey

/s/ Michael Boardman	Chief Financial Officer & interim President & CEO
Michael Boardman

*	Director
David Travers

*	Director and Assistant Treasurer
Scott Lindquist

Stephen McAnena	Director

*	Director
Scott Stoll

*	Director
Annette Thompson

*	Director
Ben Tucker

/s/ Michael Boardman	*On April 29 2020, as Attorney-In-Fact pursuant to Powers of Attorney filed herewith.
* by Michael Boardman

EXHIBIT INDEX

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP

Exhibit (j)(1)	Powers of Attorney

Exhibit (g)(10)	RGA YRT Reinsurance Agreement Addendum (Certain portions of this exhibit have been redacted.)